UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21601

PIMCO Income Strategy Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2022

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended June 30, 2022.1 On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

1 Please note that the Funds’ fiscal year ends were recently changed to June 30; therefore, the reporting period covered is from August 1, 2021 — June 30, 2022. Please see the Notes to Financial Statements for further detail.

2	PIMCO CLOSED-END FUNDS

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a

Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO CLOSED-END FUNDS

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

On each applicable Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

ANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the Funds	(Cont.)

The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk

6	PIMCO CLOSED-END FUNDS

leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related recordkeeping requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	42.5%

Loan Participations and Assignments	26.0%

Asset-Backed Securities	6.8%

Non-Agency Mortgage-Backed Securities	5.8%

Short-Term Instruments	5.5%

Preferred Securities	4.0%

Common Stocks	2.2%

Sovereign Issues	1.6%

Municipal Bonds & Notes	1.6%

Real Estate Investment Trusts	1.4%

U.S. Government Agencies	1.2%

Warrants	1.2%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	(30.68)%	4.21%	8.08%	11.54%
NAV	(13.53)%	5.97%	10.47%	12.28%
ICE BofAML US High Yield Index	(12.66)%	1.95%	4.40%	7.13%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2002.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a July 31 to a June 30 fiscal year end. For the period August 1, 2021 through June 30, 2022, the Fund’s total return was -33.71% and -14.19% on a market price and NAV basis, respectfully.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2022)(1)

Market Price	$12.51

NAV	$11.21

Premium/(Discount) to NAV	11.60%

Market Price Distribution Rate(2)	11.40%

NAV Distribution Rate(2)	12.72%

Total Effective Leverage(3)	47.93%

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Short interest rate positioning, especially in the intermediate and long end of the curve, contributed to absolute performance, as rates increased.

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Security selection in asset backed securities, most notably student loans, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to municipal debt detracted from absolute performance, as the asset class posted negative returns.

8	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2022	$15.84	$12.51	$13.21	$11.21	22.65%	9.48%
Period ended March 31, 2022(2)	$16.08	$13.48	$13.86	$12.61	16.55%	6.65%
Quarter ended January 31, 2022	$18.54	$15.53	$14.33	$13.78	30.70%	12.70%
Quarter ended October 31, 2021	$21.66	$17.94	$14.52	$14.15	52.21%	24.79%
Quarter ended July 31, 2021	$20.59	$18.04	$14.52	$14.14	43.09%	27.58%
Quarter ended April 30, 2021	$18.98	$17.78	$14.42	$14.04	32.63%	25.17%
Quarter ended January 31, 2021	$18.05	$16.31	$14.22	$12.73	29.50%	25.71%
Quarter ended October 31, 2020	$16.84	$15.35	$12.82	$12.43	31.36%	23.49%
Quarter ended July 31, 2020	$16.36	$13.61	$12.42	$11.16	34.65%	21.74%
Quarter ended April 30, 2020	$19.68	$10.44	$14.98	$10.58	32.23%	(8.98)%
Quarter ended January 31, 2020	$19.61	$18.35	$14.80	$14.07	32.50%	28.70%
Quarter ended October 31, 2019	$18.73	$17.02	$14.64	$14.04	31.36%	21.23%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
[2]	Effective April 1, 2022, the end of the Fund’s Fiscal year changed from July 31 to June 30

ANNUAL REPORT	|	JUNE 30, 2022	9

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2022 in an amount equal to 41.67% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees(1)	0.74%

Dividend Cost on Preferred Shares(2)	0.07%

Interest Payments on Borrowed Funds(3)	0.36%

Other Expenses(4)	0.03%

Total Annual Fund Operating Expenses(5)	1.20%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.65% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.

Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2022, which represented 7.82% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 0.48% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2022) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2022, which represented 33.85% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 0.49%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2022. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2023.
5.

“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.77%. Excluding only distributions on Preferred Shares of 0.07%, Total Annual Fund Operating Expenses are 1.13%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.20% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and reverse repurchase agreements representing 41.67% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$12	$38	$66	$145

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	40.1%

Loan Participations and Assignments	20.7%

Asset-Backed Securities	8.9%

Non-Agency Mortgage-Backed Securities	6.7%

Preferred Securities	6.7%

Short-Term Instruments	4.8%

Common Stocks	2.9%

Municipal Bonds & Notes	2.5%

Real Estate Investment Trusts	1.7%

U.S. Government Agencies	1.6%

Sovereign Issues	1.6%

Warrants	1.5%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	(26.25)%	2.27%	7.50%	9.95%
NAV	(11.66)%	4.47%	8.87%	10.42%
ICE BofAML US High Yield Index	(12.66)%	1.95%	4.40%	6.67%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2001.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a July 31 to a June 30 fiscal year end. For the period August 1, 2021 through June 30, 2022, the Fund’s total return was -27.59% and -12.65% on a market price and NAV basis, respectfully.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2022)(1)

Market Price	$12.65

NAV	$11.60

Premium/(Discount) to NAV	9.05%

Market Price Distribution Rate(2)	10.67%

NAV Distribution Rate(2)	11.64%

Total Effective Leverage(3)	39.08%

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with secondary objectives of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Short interest rate positioning, especially in the intermediate and long end of the curve, contributed to absolute performance, as rates increased.

»	Security selection in asset backed securities, most notably student loans, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to municipal debt detracted from absolute performance, as the asset class posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2022	11

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2022	$16.02	$12.39	$13.43	$11.60	19.29%	4.38%
Period ended March 31, 2022(2)	$16.19	$14.18	$14.02	$13.08	18.29%	8.16%
Quarter ended January 31, 2022	$18.78	$15.44	$14.53	$13.97	29.34%	10.04%
Quarter ended October 31, 2021	$19.43	$17.63	$14.68	$14.36	34.93%	20.84%
Quarter ended July 31, 2021	$18.99	$17.24	$14.56	$14.27	30.99%	20.81%
Quarter ended April 30, 2021	$18.03	$16.93	$14.53	$14.22	24.86%	18.64%
Quarter ended January 31, 2021	$17.36	$15.68	$14.39	$13.02	23.42%	18.56%
Quarter ended October 31, 2020	$16.37	$15.22	$13.10	$12.75	27.76%	16.99%
Quarter ended July 31, 2020	$16.74	$14.25	$12.74	$11.57	33.92%	19.50%
Quarter ended April 30, 2020	$20.20	$9.98	$15.04	$11.01	35.12%	(16.35)%
Quarter ended January 31, 2020	$19.86	$18.58	$14.90	$14.40	35.33%	26.44%
Quarter ended October 31, 2019	$19.10	$16.40	$14.95	$14.43	31.54%	13.49%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
[2]	Effective April 1, 2022, the end of the Fund’s Fiscal year changed from July 31 to June 30

12	PIMCO CLOSED-END FUNDS

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2022 in an amount equal to 37.79% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees(1)	0.84%

Dividend Cost on Preferred Shares(2)	0.02%

Interest Payments on Borrowed Funds(3)	0.34%

Other Expenses(4)	0.04%

Total Annual Fund Operating Expenses(5)	1.24%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.81% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.

Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2022, which represented 2.50% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 0.39% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2022) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2022, which represented 35.29% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 0.47%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2022. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2023.
5.

“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.88%. Excluding only distributions on Preferred Shares of 0.02%, Total Annual Fund Operating Expenses are 1.22%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.24% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and reverse repurchase agreements representing 37.79% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$13	$39	$68	$150

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

ANNUAL REPORT	|	JUNE 30, 2022	13

PIMCO High Income Fund

Symbol on NYSE - PHK

Cumulative Returns Through June 30, 2022

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	37.9%

Loan Participations and Assignments	16.0%

Preferred Securities	12.8%

Non-Agency Mortgage-Backed Securities	7.1%

Asset-Backed Securities	6.5%

Municipal Bonds & Notes	5.3%

Short-Term Instruments	4.4%

Common Stocks	3.3%

Real Estate Investment Trusts	2.1%

U.S. Government Agencies	1.7%

Warrants	1.4%

Sovereign Issues	1.1%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(16.48)%	0.58%	2.51%	7.54%
NAV	(11.15)%	5.21%	10.71%	10.21%
ICE BofAML US High Yield Index	(12.66)%	1.95%	4.40%	6.56%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a July 31 to a June 30 fiscal year end. For the period August 1, 2021 through June 30, 2022, the Fund’s total return was -18.39% and -12.17% on a market price and NAV basis, respectfully.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

$10,000 invested at the end of the month when the Fund commenced operations.

Fund Information (as of June 30, 2022)(1)

Market Price	$5.17

NAV	$4.73

Premium/(Discount) to NAV	9.30%

Market Price Distribution Rate(2)	11.14%

NAV Distribution Rate(2)	12.18%

Total Effective Leverage(3)	33.30%

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Short interest rate positioning, especially in the intermediate and long end of the curve, contributed to absolute performance, as rates increased.

»	Security selection in U.S. commercial mortgage credit contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to municipal debt detracted from absolute performance, as the asset class posted negative returns.

14	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2022	$6.00	$4.90	$5.48	$4.73	13.65%	1.24%
Period ended March 31, 2022(2)	$6.12	$5.42	$5.65	$5.35	8.32%	1.12%
Quarter ended January 31, 2022	$6.46	$5.95	$5.88	$5.64	11.00%	4.66%
Quarter ended October 31, 2021	$7.08	$6.23	$5.98	$5.79	20.20%	5.24%
Quarter ended July 31, 2021	$7.06	$6.58	$5.93	$5.82	19.26%	12.86%
Quarter ended April 30, 2021	$6.98	$6.14	$5.95	$5.78	18.57%	5.14%
Quarter ended January 31, 2021	$6.19	$5.33	$5.86	$5.19	8.61%	2.61%
Quarter ended October 31, 2020	$5.58	$5.16	$5.20	$5.01	7.72%	1.74%
Quarter ended July 31, 2020	$5.77	$4.82	$5.00	$4.55	17.52%	3.23%
Quarter ended April 30, 2020	$7.70	$4.00	$6.34	$4.51	21.87%	(15.77)%
Quarter ended January 31, 2020	$7.87	$7.47	$6.29	$6.04	28.18%	20.10%
Quarter ended October 31, 2019	$8.11	$7.63	$6.39	$6.12	28.23%	23.71%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
[2]	Effective April 1, 2022, the end of the Fund’s Fiscal year changed from July 31 to June 30

ANNUAL REPORT	|	JUNE 30, 2022	15

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2022 in an amount equal to 34.48% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees(1)	0.82%

Dividend Cost on Preferred Shares(2)	0.03%

Interest Payments on Borrowed Funds(3)	0.32%

Other Expenses(4)	0.04%

Total Annual Fund Operating Expenses(5)	1.21%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.76% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.

Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2022, which represented 5.07% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 0.39% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2022) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2022, which represented 29.41% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 0.48%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2022. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2023.
5.

“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 0.86%. Excluding only distributions on Preferred Shares of 0.03%, Total Annual Fund Operating Expenses are 1.18%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.21% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and reverse repurchase agreements representing 34.48% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$12	$38	$66	$147

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

16	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	44.9%

Loan Participations and Assignments	19.4%

Short-Term Instruments	7.3%

Asset-Backed Securities	6.1%

Preferred Securities	5.9%

Non-Agency Mortgage-Backed Securities	4.9%

Common Stocks	3.0%

Municipal Bonds & Notes	2.1%

Real Estate Investment Trusts	1.8%

U.S. Government Agencies	1.6%

Warrants	1.5%

Sovereign Issues	1.2%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	(22.32)%	4.52%	7.53%	6.26%
NAV	(13.02)%	4.03%	7.84%	6.27%
ICE BofAML US High Yield Index	(12.66)%	1.95%	4.40%	6.46%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 8/31/2003.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a July 31 to a June 30 fiscal year end. For the period August 1, 2021 through June 30, 2022, the Fund’s total return was -21.16% and -13.83% on a market price and NAV basis, respectfully.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2022)(1)

Market Price	$8.99

NAV	$8.39

Premium/(Discount) to NAV	7.15%

Market Price Distribution Rate(2)	10.87%

NAV Distribution Rate(2)	11.64%

Total Effective Leverage(3)	33.51%

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Short interest rate positioning, especially in the intermediate and long end of the curve, contributed to absolute performance, as rates increased.

»	Security selection in U.S. commercial mortgage credit contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to municipal debt detracted from absolute performance, as the asset class posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2022	17

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2022	$10.44	$8.17	$9.72	$8.39	7.41%	(4.78)%
Period ended March 31, 2022(2)	$10.61	$9.76	$10.13	$9.49	6.28%	1.01%
Quarter ended January 31, 2022	$11.37	$10.27	$10.53	$10.09	8.61%	1.78%
Quarter ended October 31, 2021	$13.17	$11.24	$10.73	$10.43	23.45%	6.99%
Quarter ended July 31, 2021	$12.94	$11.88	$10.72	$10.51	21.58%	13.04%
Quarter ended April 30, 2021	$12.14	$11.55	$10.78	$10.49	14.46%	8.65%
Quarter ended January 31, 2021	$11.57	$10.10	$10.66	$9.63	9.36%	4.62%
Quarter ended October 31, 2020	$10.50	$9.99	$9.74	$9.45	8.36%	3.31%
Quarter ended July 31, 2020	$10.33	$8.44	$9.44	$8.53	10.96%	(1.06)%
Quarter ended April 30, 2020	$12.37	$6.33	$11.08	$7.96	12.15%	(25.88)%
Quarter ended January 31, 2020	$12.05	$11.54	$10.97	$10.51	10.93%	7.94%
Quarter ended October 31, 2019	$12.06	$11.09	$11.01	$10.57	11.64%	4.72%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
[2]	Effective April 1, 2022, the end of the Fund’s Fiscal year changed from July 31 to June 30

18	PIMCO CLOSED-END FUNDS

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2022 in an amount equal to 34.26% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees(1)	1.32%

Dividend Cost on Preferred Shares(2)	0.23%

Interest Payments on Borrowed Funds(3)	0.27%

Other Expenses(4)	0.05%

Total Annual Fund Operating Expenses(5)	1.87%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.86% of the Fund’s average weekly total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.

Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2022, which represented 8.56% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 1.74% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2022) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2022, which represented 25.71% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 0.54%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2022. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2023.
5.

“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.37%. Excluding only distributions on Preferred Shares of 0.23%, Total Annual Fund Operating Expenses are 1.64%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.87% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and reverse repurchase agreements representing 34.26% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$19	$59	$101	$219

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

ANNUAL REPORT	|	JUNE 30, 2022	19

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	42.4%

Loan Participations and Assignments	18.7%

Non-Agency Mortgage-Backed Securities	7.9%

Short-Term Instruments	7.3%

Preferred Securities	6.6%

Asset-Backed Securities	5.7%

Common Stocks	3.2%

Real Estate Investment Trusts	1.8%

Municipal Bonds & Notes	1.7%

Warrants	1.5%

U.S. Government Agencies	1.5%

Sovereign Issues	1.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	(20.49)%	4.61%	7.97%	5.52%
NAV	(13.38)%	3.74%	7.89%	5.41%
ICE BofAML US High Yield Index	(12.66)%	1.95%	4.40%	5.93%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2004.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a July 31 to a June 30 fiscal year end. For the period August 1, 2021 through June 30, 2022, the Fund’s total return was -21.31% and -14.12% on a market price and NAV basis, respectfully.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2022)(1)

Market Price	$7.92

NAV	$7.38

Premium/(Discount) to NAV	7.32%

Market Price Distribution Rate(2)	10.88%

NAV Distribution Rate(2)	11.67%

Total Effective Leverage(3)	34.24%

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Security selection in U.S. commercial mortgage credit contributed to absolute performance, as select securities posted positive returns.

»	Security selection in asset backed securities, most notably student loans, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as the asset class posted negative returns.

»	Exposure to municipal debt detracted from absolute performance, as the asset class posted negative returns.

20	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2022	$8.92	$7.13	$8.53	$7.38	7.32%	(5.31)%
Period ended March 31, 2022(2)	$9.27	$8.31	$8.94	$8.33	4.87%	(0.48)%
Quarter ended January 31, 2022	$10.12	$9.02	$9.31	$8.90	9.53%	1.01%
Quarter ended October 31, 2021	$11.42	$9.89	$9.47	$9.21	21.66%	6.52%
Quarter ended July 31, 2021	$11.21	$10.20	$9.48	$9.28	19.64%	9.80%
Quarter ended April 30, 2021	$10.47	$10.05	$9.55	$9.28	11.38%	6.57%
Quarter ended January 31, 2021	$10.13	$9.06	$9.46	$8.62	8.47%	4.39%
Quarter ended October 31, 2020	$9.38	$8.95	$8.74	$8.52	8.44%	3.68%
Quarter ended July 31, 2020	$9.20	$7.54	$8.51	$7.72	9.52%	(2.33)%
Quarter ended April 30, 2020	$10.90	$5.87	$9.94	$7.23	9.99%	(24.36)%
Quarter ended January 31, 2020	$10.80	$10.42	$9.87	$9.46	12.12%	7.67%
Quarter ended October 31, 2019	$10.78	$9.98	$9.91	$9.52	11.05%	4.61%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.
[2]	Effective April 1, 2022, the end of the Fund’s Fiscal year changed from July 31 to June 30

ANNUAL REPORT	|	JUNE 30, 2022	21

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and reverse repurchase agreements averaged over the fiscal year ended June 30, 2022 in an amount equal to 33.10% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to ARPS and reverse repurchase agreements)

Management Fees(1)	1.25%

Dividend Cost on Preferred Shares(2)	0.22%

Interest Payments on Borrowed Funds(3)	0.25%

Other Expenses(4)	0.04%

Total Annual Fund Operating Expenses(5)	1.76%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.83% of the Fund’s average weekly total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
2.

Reflects the Fund’s outstanding Preferred Shares averaged over the fiscal year ended June 30, 2022, which represented 8.54% of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to reverse repurchase agreements), at an estimated annual dividend rate to the Fund of 1.73% (based on the weighted average Preferred Share dividend rate during the fiscal year ended June 30, 2022) and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates.

3.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2022, which represented 24.57% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), at an annual interest rate cost to the Fund of 0.53%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2022. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

4.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2023.
5.

“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.29%. Excluding only distributions on Preferred Shares of 0.22%, Total Annual Fund Operating Expenses are 1.54%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.76% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and reverse repurchase agreements representing 33.10% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$18	$55	$95	$207

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

22	PIMCO CLOSED-END FUNDS

Index Descriptions

Index	Description

ICE BofAML US High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

ANNUAL REPORT	|	JUNE 30, 2022	23

Financial Highlights

			Investment Operations		Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

8/01/2021 - 6/30/2022(i)	$14.40		$1.21	$(3.22)	$(0.01)	$0.00	$(2.02)	$(1.32)	$0.00	$0.00	$(1.32	)(j)

07/31/2021	12.44		1.32	1.78	(0.00)	0.00	3.10	(1.22)	0.00	(0.34)	(1.56)

07/31/2020	14.66		1.36	(2.41)	(0.05)	0.00	(1.10)	(1.59)	0.00	0.00	(1.59)

07/31/2019	14.80	(h)	1.36	0.09	(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16	(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06	(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

PIMCO Corporate & Income Strategy Fund

8/01/2021 - 6/30/2022(i)	$14.54		$1.11	$(2.93)	$(0.00)	$0.00	$(1.82)	$(1.24)	$0.00	$0.00	$(1.24	)(j)

07/31/2021	12.76		1.24	1.77	(0.00)	0.00	3.01	(1.35)	0.00	0.00	(1.35)

07/31/2020	14.94		1.31	(2.07)	(0.01)	0.00	(0.77)	(1.41)	0.00	0.00	(1.41)

07/31/2019	14.90	(h)	1.22	0.20	(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)	(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70	(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

PIMCO High Income Fund

8/01/2021 - 6/30/2022(i)	$5.92		$0.47	$(1.14)	$(0.00)	$0.00	$(0.67)	$(0.53)	$0.00	$0.00	$(0.53	)(j)

07/31/2021	5.01		0.56	0.93	(0.00)	0.00	1.49	(0.44)	0.00	(0.14)	(0.58)

07/31/2020	6.38		0.65	(1.30)	(0.01)	0.00	(0.66)	(0.68)	0.00	(0.03)	(0.71)

07/31/2019	6.54	(h)	0.61	0.11	(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01	(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71	(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

PIMCO Income Strategy Fund

8/01/2021 - 6/30/2022(i)	$10.66		$0.75	$(2.11)	$(0.02)	$0.00	$(1.38)	$(0.90)	$0.00	$0.00	$(0.90	)(j)

07/31/2021	9.46		0.91	1.32	(0.02)	0.00	2.21	(0.84)	0.00	(0.24)	(1.08)

07/31/2020	11.00		1.01	(1.52)	(0.04)	0.00	(0.55)	(0.97)	0.00	(0.11)	(1.08)

07/31/2019	11.14	(h)	0.90	0.02	(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)	(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31	(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

8/01/2021 - 6/30/2022(i)	$9.42		$0.67	$(1.90)	$(0.02)	$0.00	$(1.25)	$(0.80)	$0.00	$0.00	$(0.80	)(j)

07/31/2021	8.53		0.78	1.05	(0.02)	0.00	1.81	(0.75)	0.00	(0.21)	(0.96)

07/31/2020	9.91		0.86	(1.32)	(0.03)	0.00	(0.49)	(0.90)	0.00	(0.06)	(0.96)

07/31/2019	10.07	(h)	0.83	0.04	(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)	(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10	(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

			Common Share				Ratios/Supplemental Data
								Ratios to Average Net Assets(f)
Increase Resulting from Common Share Offering	Offering Cost Charged to Paid in Capital	Increase Resulting from Tender of ARPS(c)	Net Asset Value End of Year or Period(a)		Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders (000s)	Expenses(g)		Expenses Excluding Waivers(g)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.15	$0.00	$0.00	$11.21		$12.51	(33.71)%	$1,361,439	1.13	%*	1.13	%*	0.77	%*	0.77	%*	9.86	%*	58%

0.42	0.00	0.00	14.40		20.56	46.75	1,643,538	1.06		1.06		0.76		0.76		9.60		58

0.47	(0.00)	0.00	12.44		15.34	(8.77)	1,248,837	1.30		1.30		0.82		0.82		10.20		34

0.15	0.00	0.02	14.66		18.60	14.48	1,291,233	1.35		1.35		0.80		0.80		9.44		22

0.12	0.00	0.00	14.80	(h)	17.95	16.78	1,219,515	1.26		1.26		0.81		0.81		8.73		19

0.10	0.00	0.00	14.87		16.92	29.18	1,140,768	1.08		1.08		0.83		0.83		8.68		39

$0.12	$0.00	$0.00	$11.60		$12.65	(27.59)%	$509,542	1.22	%*	1.22	%*	0.88	%*	0.88	%*	8.89	%*	47%

0.12	(0.00)	0.00	14.54		18.93	34.41	605,830	1.15		1.15		0.87		0.87		8.95		48

N/A	N/A	0.00	12.76		15.29	(7.72)	509,488	1.57		1.57		0.87		0.87		9.57		31

N/A	N/A	0.10	14.94		18.08	9.20	591,931	1.60		1.60		0.94		0.94		8.39		18

N/A	N/A	0.00	14.90	(h)	18.09	9.61	586,592	1.36		1.36		0.94		0.94		7.97		20

N/A	N/A	0.00	15.32		17.92	30.63	599,266	1.17		1.17		0.93		0.93		7.65		38

$0.00	$0.00	$0.00	$4.72		$5.17	(18.39)%	$640,448	1.18	%*	1.18	%*	0.86	%*	0.86	%*	9.30	%*	37%

N/A	N/A	0.00	5.92		6.95	47.82	792,773	1.14		1.14		0.86		0.86		9.96		60

N/A	N/A	0.00	5.01		5.18	(27.55)	664,144	1.73		1.73		0.86		0.86		11.42		40

N/A	N/A	0.04	6.38		8.03	3.57	835,988	1.86		1.86		0.91		0.91		9.74		20

N/A	N/A	0.00	6.54	(h)	8.67	13.13	847,052	1.48		1.48		0.90		0.90		9.30		27

N/A	N/A	0.00	6.90		8.71	(1.45)	884,912	1.25		1.25		0.90		0.90		10.08		32

$0.01	$0.00	$0.00	$8.39		$8.99	(21.16)%	$297,796	1.64	%*	1.64	%*	1.37	%*	1.37	%*	8.31	%*	47%

0.07	0.00	0.00	10.66		12.47	38.31	365,580	1.62		1.62		1.36		1.36		8.81		42

0.09	(0.00)	0.00	9.46		9.95	(7.65)	295,167	1.69		1.69		1.21		1.21		10.03		21

0.06	0.00	0.03	11.00		11.99	8.10	305,453	1.69		1.69		1.18		1.18		8.39		17

N/A	N/A	0.00	11.14	(h)	12.23	10.37	284,677	1.48		1.48		1.17		1.17		7.67		21

N/A	N/A	0.00	11.60		12.17	28.11	294,525	1.35		1.35		1.17		1.17		8.01		40

$0.01	$0.00	$0.00	$7.38		$7.92	(21.31)%	$581,955	1.54	%*	1.54	%*	1.29	%*	1.29	%*	8.32	%*	45%

0.04	0.00	0.00	9.42		11.01	37.03	723,617	1.54		1.54		1.29		1.29		8.58		38

0.07	(0.00)	0.00	8.53		8.88	(7.75)	605,851	1.62		1.62		1.15		1.15		9.49		21

0.04	0.00	0.01	9.91		10.70	11.03	632,927	1.66		1.66		1.12		1.12		8.57		17

N/A	N/A	0.00	10.07	(h)	10.70	9.19	600,890	1.41		1.41		1.10		1.10		7.79		18

N/A	N/A	0.00	10.33		10.76	26.32	612,310	1.26		1.26		1.09		1.09		8.15		26

ANNUAL REPORT	|	JUNE 30, 2022	25

Financial Highlights	(Cont.)

Ratios/Supplemental Data

	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Corporate & Income Opportunity Fund
08/01/2021 - 06/30/2022(i)	$212,650,000	$184,988	$25,000	N/A
07/31/2021	212,650,000	218,218	25,000	N/A
07/31/2020	212,650,000	171,815	25,000	N/A
07/31/2019	212,650,000	176,730	25,000	N/A
07/31/2018	237,950,000	153,072	25,000	N/A
07/31/2017	237,950,000	144,819	25,000	N/A
7/31/2016+	237,950,000	124,468	25,000	N/A
12/01/2014 - 7/31/2015+	237,950,000	130,743	25,000	N/A
11/30/2014+	325,000,000	108,229	25,000	N/A
11/30/2013+	325,000,000	113,443	25,000	N/A
11/30/2012+	325,000,000	117,697	25,000	N/A
11/30/2011+	325,000,000	99,399	25,000	N/A

PIMCO Corporate & Income Strategy Fund
08/01/2021 - 06/30/2022(i)	$23,525,000	$566,333	$25,000	N/A
07/31/2021	23,525,000	668,805	25,000	N/A
07/31/2020	23,525,000	566,423	25,000	N/A
07/31/2019	23,525,000	653,838	25,000	N/A
07/31/2018	55,525,000	289,023	25,000	N/A
07/31/2017	55,525,000	294,755	25,000	N/A
7/31/2016+	55,525,000	274,223	25,000	N/A
11/01/2014+ - 7/31/2015+	169,000,000	109,336	25,000	N/A
10/31/2014+	169,000,000	113,753	25,000	N/A
10/31/2013+	169,000,000	115,565	25,000	N/A
10/31/2012+	169,000,000	114,270	25,000	N/A
10/31/2011+	169,000,000	101,188	25,000	N/A

PIMCO High Income Fund
08/01/2021 - 06/30/2022(i)	$58,050,000	$300,723	$25,000	N/A
07/31/2021	58,050,000	366,413	25,000	N/A
07/31/2020	58,050,000	311,018	25,000	N/A
07/31/2019	58,050,000	384,900	25,000	N/A
07/31/2018	101,975,000	232,587	25,000	N/A
07/31/2017	101,975,000	241,894	25,000	N/A
7/31/2016+	101,975,000	231,185	25,000	N/A
4/01/2015+ - 7/31/2015+	292,000,000	104,245	25,000	N/A
3/31/2015+	292,000,000	106,324	25,000	N/A
3/31/2014+	292,000,000	112,424	25,000	N/A
3/31/2013+	292,000,000	116,082	25,000	N/A
3/31/2012+	292,000,000	107,233	25,000	N/A

PIMCO Income Strategy Fund
08/01/2021 - 06/30/2022(i)	$45,200,000	$189,645	$25,000	N/A
07/31/2021	45,200,000	227,165	25,000	N/A
07/31/2020	45,200,000	188,225	25,000	N/A
07/31/2019	45,200,000	193,873	25,000	N/A
07/31/2018	51,275,000	163,725	25,000	N/A
07/31/2017	51,275,000	168,552	25,000	N/A
7/31/2016+	51,275,000	154,837	25,000	N/A
7/31/2015+	51,275,000	166,328	25,000	N/A
7/31/2014+	78,975,000	122,004	25,000	N/A
7/31/2013+	78,975,000	118,058	25,000	N/A
7/31/2012+	78,975,000	114,654	25,000	N/A

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

	ARPS
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO Income Strategy Fund II
08/01/2021 - 06/30/2022(i)	$87,425,000	$191,350	$25,000	N/A
07/31/2021	87,425,000	231,880	25,000	N/A
07/31/2020	87,425,000	198,210	25,000	N/A
07/31/2019	87,425,000	205,928	25,000	N/A
07/31/2018	92,450,000	187,429	25,000	N/A
07/31/2017	92,450,000	190,527	25,000	N/A
7/31/2016+	92,450,000	175,544	25,000	N/A
7/31/2015+	92,450,000	189,105	25,000	N/A
7/31/2014+	161,000,000	124,695	25,000	N/A
7/31/2013+	161,000,000	119,060	25,000	N/A
7/31/2012+	161,000,000	117,792	25,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+

Unaudited. Information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.
(i)	Fiscal year end changed from July 31st to June 30th.
(j)

Total distributions for the period ended June 30, 2022 may be lower than prior fiscal years due to fiscal year end change resulting in a reduction of the amount of days in the period ended June 30, 2022.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS, bears to the aggregate of the involuntary liquidation preference of ARPS, expressed as a dollar amount per ARPS.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of ARPS would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 14, Auction-Rate Preferred Shares, in the notes to Financial Statements for more information.

ANNUAL REPORT	|	JUNE 30, 2022	27

Statements of Assets and Liabilities	June 30, 2022

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$2,262,494	$769,105	$917,225	$418,761	$820,341
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,222	4,026	12,884	2,485	5,386
Over the counter	9,395	1,812	2,904	1,812	3,130
Cash	2,326	769	773	276	714
Deposits with counterparty	99,017	41,578	35,757	19,703	34,223
Foreign currency, at value	7,596	1,348	1,766	1,020	2,166
Receivable for investments sold	84,808	27,110	19,107	9,277	22,473
Receivable for TBA investments sold	0	0	92	0	0
Receivable for Fund shares sold	0	0	0	499	449
Interest and/or dividends receivable	33,857	11,217	13,269	6,080	11,633
Other assets	704	635	13	536	384
Total Assets	2,509,419	857,600	1,003,790	460,449	900,899

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$765,703	$277,357	$243,405	$89,764	$183,252
Payable for short sales	382	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,091	4,820	14,029	2,550	5,282
Over the counter	14,454	260	412	317	701
Payable for investments purchased	91,776	26,768	31,363	14,725	27,657
Payable for TBA investments purchased	0	0	187	0	0
Payable for unfunded loan commitments	28,507	4,600	6,105	5,139	5,552
Deposits from counterparty	7,875	5,352	2,753	1,692	2,722
Distributions payable to common shareholders	14,409	4,934	6,506	2,886	5,660
Distributions payable to auction rate preferred shareholders	91	7	20	18	34
Accrued management fees	882	370	455	327	606
Other liabilities	160	65	57	35	53
Total Liabilities	935,330	324,533	305,292	117,453	231,519

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,361,439	$509,542	$640,448	$297,796	$581,955

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,833,912	659,750	985,322	390,668	783,107
Distributable earnings (accumulated loss)	(472,474)	(150,208)	(344,875)	(92,872)	(201,153)

Net Assets Applicable to Common Shareholders	$1,361,439	$509,542	$640,448	$297,796	$581,955

Net Asset Value Per Common Share(a)	$11.21	$11.60	$4.72	$8.39	$7.38

Common Shares Outstanding	121,468	43,942	135,555	35,507	78,889

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$2,643,212	$881,983	$1,071,008	$488,458	$956,710
Cost of foreign currency held	$7,596	$1,378	$1,895	$1,063	$2,293
Proceeds received on short sales	$392	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(8,307)	$5,166	$111,663	$5,776	$13,745

* Includes repurchase agreements of:	$92,959	$27,230	$15,357	$6,725	$47,236

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2022	29

Statements of Operations

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

Investment Income:

Interest, net of foreign taxes*	$157,407	$158,270	$53,285	$55,829
Dividends, net of foreign taxes**	1,568	1,439	827	1,147
Total Income	158,975	159,709	54,112	56,976

Expenses:

Management fees	10,670	11,105	4,509	4,754
Trustee fees and related expenses	192	219	67	75
Interest expense	5,273	4,563	1,831	1,570
Auction agent fees and commissions	176	202	45	67
Auction rate preferred shares related expenses	29	22	68	44
Miscellaneous expense	24	4	16	7
Total Expenses	16,364	16,115	6,536	6,517

Net Investment Income (Loss)	142,611	143,594	47,576	50,459

Net Realized Gain (Loss):

Investments in securities	38,982	(47,962)	15,133	(29,654)
Exchange-traded or centrally cleared financial derivative instruments	62,625	19,429	32,318	11,179
Over the counter financial derivative instruments	28,823	511	8,862	(5,382)
Foreign currency	(2,625)	(2,590)	(1,140)	(1,153)

Net Realized Gain (Loss)	127,805	(30,612)	55,173	(25,010)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(467,839)	214,649	(154,523)	96,365
Exchange-traded or centrally cleared financial derivative instruments	(50,067)	(12,348)	(30,585)	(5,277)
Over the counter financial derivative instruments	(1,936)	13,104	1,197	3,975
Foreign currency assets and liabilities	3,487	2,407	841	241

Net Change in Unrealized Appreciation (Depreciation)	(516,355)	217,812	(183,070)	95,304

Net Increase (Decrease) in Net Assets Resulting from Operations	$(245,939)	$330,794	$(80,321)	$120,753

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(997)	$(318)	$(87)	$(27)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(246,936)	$330,476	$(80,408)	$120,726

* Foreign tax withholdings - Interest	$432	$71	$155	$26
** Foreign tax withholdings - Dividends	$21	$41	$9	$17

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from July 31st to June 30th.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

$69,252	$79,807	$30,927	$34,933	$60,414	$67,568
2,477	3,329	570	561	1,205	1,190
71,729	83,136	31,497	35,494	61,619	68,758

5,609	6,132	4,189	4,485	7,823	8,503
92	102	44	50	88	101
2,190	2,105	842	894	1,543	1,666
70	103	49	60	89	110
57	53	57	46	57	42
27	39	7	3	18	7
8,045	8,534	5,188	5,538	9,618	10,429

63,684	74,602	26,309	29,956	52,001	58,329

22,337	(36,543)	8,163	(13,018)	20,336	(30,366)
72,604	20,784	6,402	5,656	43,687	13,123
11,381	(9,605)	7,038	(3,777)	12,856	(7,589)
(1,965)	(938)	474	(894)	201	(1,677)

104,357	(26,302)	22,077	(12,033)	77,080	(26,509)

(189,870)	154,862	(91,533)	55,133	(181,824)	102,772
(71,936)	(11,693)	(6,576)	(3,286)	(46,586)	(6,932)
2,020	4,539	1,132	3,038	1,717	6,038
1,117	1,668	206	299	383	564

(258,669)	149,376	(96,771)	55,184	(226,310)	102,442

$(90,628)	$197,676	$(48,385)	$73,107	$(97,229)	$134,262

$(217)	$(69)	$(726)	$(718)	$(1,396)	$(1,388)

$(90,845)	$197,607	$(49,111)	$72,389	$(98,625)	$132,874

$207	$34	$104	$18	$190	$33
$9	$19	$5	$10	$10	$61

ANNUAL REPORT	|	JUNE 30, 2022	31

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund			PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Year Ended July 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$142,611	$143,594	$128,584	$47,576	$50,459	$52,161
Net realized gain (loss)	127,805	(30,612)	(192,954)	55,173	(25,010)	(72,741)
Net change in unrealized appreciation (depreciation)	(516,355)	217,812	(37,562)	(183,070)	95,304	(10,212)

Net Increase (Decrease) in Net Assets Resulting from Operations	(245,939)	330,794	(101,932)	(80,321)	120,753	(30,792)
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(997)	(318)	(4,901)	(87)	(27)	(408)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(246,936)	330,476	(106,833)	(80,408)	120,726	(31,200)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(154,695)	(133,020)	(149,985)	(52,821)	(54,756)	(56,092)
Tax basis return of capital	0	(36,889)	0	0	0	0

Total Distributions to Common Shareholders(b)	(154,695)	(169,909)	(149,985)	(52,821)	(54,756)	(56,092)

Common Share Transactions*:

Net proceeds from at-the-market offering	99,728	213,794	198,642	31,500	25,618	0
Net at-the-market offering costs	102	88	(93)	149	(46)	0
Issued as reinvestment of distributions	19,702	20,252	15,873	5,292	4,800	4,849

Total increase (decrease) resulting from common share transactions	119,532	234,134	214,422	36,941	30,372	4,849

Total increase (decrease) in net assets applicable to common shareholders	(282,099)	394,701	(42,396)	(96,288)	96,342	(82,443)

Net Assets Applicable to Common Shareholders:

Beginning of year or period	1,643,538	1,248,837	1,291,233	605,830	509,488	591,931
End of year or period	$1,361,439	$1,643,538	$1,248,837	$509,542	$605,830	$509,488

*Common Share Transactions:

Shares sold	6,129	12,480	11,310	1,932	1,454	0
Shares issued as reinvestment of distributions	1,229	1,205	1,006	333	297	297

Net increase (decrease) in common shares outstanding	7,358	13,685	12,316	2,265	1,751	297

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from July 31st to June 30th.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund			PIMCO Income Strategy Fund			PIMCO Income Strategy Fund II

Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Year Ended July 31, 2020

$63,684	$74,602	$85,274	$26,309	$29,956	$29,940	$52,001	$58,329	$58,663
104,357	(26,302)	(216,826)	22,077	(12,033)	(40,842)	77,080	(26,509)	(100,069)
(258,669)	149,376	44,622	(96,771)	55,184	(4,691)	(226,310)	102,442	8,859

(90,628)	197,676	(86,930)	(48,385)	73,107	(15,593)	(97,229)	134,262	(32,547)

(217)	(69)	(1,072)	(726)	(718)	(1,126)	(1,396)	(1,388)	(2,180)

(90,845)	197,607	(88,002)	(49,111)	72,389	(16,719)	(98,625)	132,874	(34,727)

(71,078)	(57,461)	(89,285)	(31,501)	(27,617)	(28,689)	(62,269)	(55,505)	(61,121)
0	(19,329)	(4,178)	0	(8,099)	(3,398)	0	(15,939)	(4,395)

(71,078)	(76,790)	(93,463)	(31,501)	(35,716)	(32,087)	(62,269)	(71,444)	(65,516)

1,990	0	0	9,688	30,494	35,959	12,114	48,744	67,156
0	0	0	13	60	(39)	38	63	(125)
7,608	7,812	9,621	3,127	3,186	2,600	7,080	7,529	6,136

9,598	7,812	9,621	12,828	33,740	38,520	19,232	56,336	73,167

(152,325)	128,629	(171,844)	(67,784)	70,413	(10,286)	(141,662)	117,766	(27,076)

792,773	664,144	835,988	365,580	295,167	305,453	723,617	605,851	632,927
$640,448	$792,773	$664,144	$297,796	$365,580	$295,167	$581,955	$723,617	$605,851

345	0	0	925	2,766	3,197	1,259	4,997	6,557
1,306	1,349	1,534	301	297	250	774	800	655

1,651	1,349	1,534	1,226	3,063	3,447	2,033	5,797	7,212

ANNUAL REPORT	|	JUNE 30, 2022	33

Statements of Cash Flows

	PIMCO Corporate & Income Opportunity Fund

(Amounts in thousands†)	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(245,939)	$330,794

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,506,177)	(2,406,758)
Proceeds from sales of long-term securities	1,842,265	1,629,310
(Purchases) Proceeds from sales of short-term portfolio investments, net	(62,132)	(18,186)
(Increase) decrease in deposits with counterparty	(48,436)	(22,530)
(Increase) decrease in receivable for investments sold	(24,619)	(26,262)
(Increase) decrease in interest and/or dividends receivable	(7,099)	(8,367)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	13,462	8,511
Proceeds from (Payments on) over the counter financial derivative instruments	28,020	(3,602)
(Increase) decrease in other assets	(48)	(260)
Increase (decrease) in payable for investments purchased	(69,963)	52,819
Increase (decrease) in payable for unfunded loan commitments	(6,450)	32,211
Increase (decrease) in deposits from counterparty	(2,843)	1,611
Increase (decrease) in accrued management fees	(174)	215
Proceeds from (Payments on) short sales transactions, net	392	0
Proceeds from (Payments on) foreign currency transactions	(3,676)	(2,073)
Increase (decrease) in other liabilities	(23)	80
Net Realized (Gain) Loss
Investments in securities	(38,982)	47,962
Exchange-traded or centrally cleared financial derivative instruments	(62,625)	(19,429)
Over the counter financial derivative instruments	(28,823)	(511)
Foreign currency	2,625	2,590
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	467,839	(214,649)
Exchange-traded or centrally cleared financial derivative instruments	50,067	12,348
Over the counter financial derivative instruments	1,936	(13,104)
Foreign currency assets and liabilities	(3,487)	(2,407)
Net amortization (accretion) on investments	(12,672)	(10,869)

Net Cash Provided by (Used for) Operating Activities	282,438	(630,556)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	99,728	213,794
Net at-the-market offering cost	102	88
Increase (decrease) in overdraft due to custodian	0	(397)
Cash distributions paid to common shareholders*	(135,418)	(147,813)
Cash distributions paid to auction rate preferred shareholders	(910)	(319)
Proceeds from reverse repurchase agreements	4,969,317	4,460,867
Payments on reverse repurchase agreements	(5,211,898)	(3,892,988)

Net Cash Received from (Used for) Financing Activities	(279,079)	633,232

Net Increase (Decrease) in Cash and Foreign Currency	3,359	2,676

Cash and Foreign Currency:

Beginning of period	6,563	3,887
End of period	$9,922	$6,563

* Reinvestment of distributions to common shareholders	$19,702	$20,252

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$4,742	$4,428
Non Cash Payment in Kind	$3,200	$2,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(a) Fiscal year end changed from July 31st to June 30th.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Corporate & Income Strategy Fund		PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021	Period from August 1, 2021 to June 30, 2022(a)	Year Ended July 31, 2021

$(80,321)	$120,753	$(90,628)	$197,676	$(48,385)	$73,107	$(97,229)	$134,262

(426,305)	(697,761)	(405,160)	(960,924)	(230,261)	(350,355)	(429,864)	(632,208)
567,359	480,584	637,889	723,648	332,562	247,407	622,269	456,982
4,291	(28,428)	(7,020)	18,163	(18,398)	3,927	(26,159)	(10,648)
(23,022)	(8,761)	(3,408)	(6,880)	(8,021)	(5,752)	(10,535)	(10,655)
(3,213)	966	5,599	77,054	21,802	(25,263)	(3,897)	10,491
(2,057)	(1,949)	127	(2,886)	(663)	(1,270)	(1,223)	(2,068)
2,615	6,099	1,805	9,991	(92)	2,492	(2,840)	6,372
8,835	(5,355)	11,338	(9,559)	6,974	(3,710)	12,764	(7,460)
(126)	(375)	(3)	(2)	(45)	(299)	(43)	(142)
(18,138)	(15,797)	(254)	(95,824)	(14,503)	9,430	(14,407)	(14,940)
431	722	1,489	1,166	(1,035)	5,291	(387)	4,105
2,233	(3,182)	(1,190)	(923)	(207)	470	(1,969)	(257)
(74)	61	(110)	76	(101)	114	(211)	202
0	0	0	0	0	0	0	0
(1,535)	(1,147)	(2,452)	(903)	169	(724)	(309)	(1,306)
(49)	(2)	(27)	5	(3)	(35)	(4)	(51)

(15,133)	29,654	(22,337)	36,543	(8,163)	13,018	(20,336)	30,366
(32,318)	(11,179)	(72,604)	(20,784)	(6,402)	(5,656)	(43,687)	(13,123)
(8,862)	5,382	(11,381)	9,605	(7,038)	3,777	(12,856)	7,589
1,140	1,153	1,965	938	(474)	894	(201)	1,677

154,523	(96,365)	189,870	(154,862)	91,533	(55,133)	181,824	(102,772)
30,585	5,277	71,936	11,693	6,576	3,286	46,586	6,932
(1,197)	(3,975)	(2,020)	(4,539)	(1,132)	(3,038)	(1,717)	(6,038)
(841)	(241)	(1,117)	(1,668)	(206)	(299)	(383)	(564)
(5,608)	(4,363)	(6,548)	(5,031)	(2,646)	(2,199)	(5,920)	(5,036)

153,213	(228,229)	295,759	(178,227)	111,841	(90,520)	189,266	(148,290)

31,924	25,194	1,990	0	9,189	30,563	11,665	48,744
149	(46)	0	0	13	60	38	63
0	0	0	(299)	0	(20)	(62)	(106)
(47,270)	(49,773)	(63,392)	(68,913)	(28,574)	(32,247)	(55,678)	(63,445)
(81)	(26)	(198)	(69)	(716)	(718)	(1,381)	(1,388)
1,636,248	1,572,810	1,476,761	1,795,724	602,416	754,396	1,167,775	1,429,772
(1,773,627)	(1,320,373)	(1,710,816)	(1,548,909)	(693,576)	(661,725)	(1,310,180)	(1,265,920)

(152,657)	227,786	(295,655)	177,534	(111,248)	90,309	(187,823)	147,720

556	(443)	104	(693)	593	(211)	1,443	(570)

1,561	2,004	2,435	3,128	703	914	1,437	2,007
$2,117	$1,561	$2,539	$2,435	$1,296	$703	$2,880	$1,437

$5,292	$4,800	$7,608	$7,812	$3,127	$3,186	$7,080	$7,529

$1,659	$1,550	$2,049	$2,095	$743	$895	$1,475	$1,629
$1,524	$1,203	$2,881	$2,802	$924	$769	$1,988	$1,689

ANNUAL REPORT	|	JUNE 30, 2022	35

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 43.2%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$12,003	$11,499

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 «~		300	277

Altar Bidco, Inc.
7.355% (LIBOR03M + 5.600%) due 02/01/2030 ~		3,200	2,908

AmSurg Corp.
13.000% due 04/30/2028 «		42,847	39,847

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		24,356	23,001

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		31,198	30,120

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	10,723	10,423
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~		$1,786	1,668
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		2,538	2,284

Casino Guichard-Perrachon SA
4.000% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	5,600	5,289

Cassini SAS
TBD% due 03/28/2026		24,800	21,474

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		$3,603	3,262

Clear Channel Outdoor Holdings, Inc.
4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		13,852	11,925

Coty, Inc.
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	4,092	3,978
3.410% (LIBOR01M + 2.250%) due 04/07/2025 ~		$1,632	1,561

Diamond Sports Group LLC
9.181% due 05/26/2026		13,238	13,072

DirecTV Financing LLC
6.666% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,290	3,967

Encina Private Credit LLC
TBD% - 5.598% (LIBOR01M + 4.274%) due 11/30/2025 «~µ		27,444	26,766

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		3,446	3,403
8.875% due 04/30/2027		18,954	18,717

Fly Funding SARL
7.012% - 7.611% (LIBOR03M + 6.000%) due 10/08/2025«~		725	714

Forbes Energy Services LLC (7.000% PIK)
7.000% due 09/30/2022 «(b)		935	0

Frontier Communications Corp.
5.150% - 6.063% (LIBOR03M + 3.750%) due 05/01/2028 ~		7,739	7,270

Galderma
6.000% (LIBOR03M + 3.750%) due 10/01/2026 ~		489	454

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		15,504	15,320
9.590% due 10/18/2027 «	CAD	3,384	2,600

Hudson River Trading LLC
4.640% due 03/20/2028		$4,776	4,471

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	17,103	17,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$9,524	$8,738

LBM Acquisition LLC
5.416% (LIBOR01M + 3.750%) due 12/17/2027 ~		1	0

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		189	118

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		2,084	1,068

McAfee LLC
5.145% due 03/01/2029		10,000	9,097

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~		15,781	14,587

Naked Juice LLC
8.154% due 01/24/2030		2,200	2,035

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		1,200	1,131

Promotora de Informaciones SA
5.250% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	22,523	21,184
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		7,259	6,894

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$9,659	8,850
5.916% (LIBOR01M + 4.250%) due 02/12/2027 «~		5,980	5,546

Redstone Holdco 2 LP
5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		6,071	5,261

RegionalCare Hospital Partners Holdings, Inc.
5.416% (LIBOR01M + 3.750%) due 11/16/2025 ~		87	81

Rising Tide Holdings, Inc.
6.416% (LIBOR01M + 4.750%) due 06/01/2028 ~		5,148	4,513

Sasol Ltd.
0.560% - 3.663% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		8,889	8,804

Sequa Mezzanine Holdings LLC
8.303% (LIBOR03M + 6.750%) due 11/28/2023 ~		1,153	1,149

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	23,000	18,288

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		$15,100	14,995

Spirit Aerosystems, Inc.
5.416% (LIBOR01M + 3.750%) due 01/15/2025 ~		2,947	2,874

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(b)	EUR	44,179	28,473

Surgery Center Holdings, Inc.
4.950% (LIBOR01M + 3.750%) due 08/31/2026 ~		$6,146	5,745

Syniverse Holdings, Inc.
8.286% due 05/13/2027		28,884	25,490

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		32,739	29,247

TransDigm, Inc.
3.916% (LIBOR01M + 2.250%) due 08/22/2024 ~		11,535	11,135
3.916% (LIBOR01M + 2.250%) due 05/30/2025 ~		4,078	3,885
3.916% (LIBOR01M + 2.250%) due 12/09/2025 ~		24,536	23,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		$7,759	$5,343
7.188% (LIBOR01M + 5.500%) due 06/26/2026 «~		16,079	11,215

Uber Technologies, Inc.
5.075% (LIBOR03M + 3.500%) due 04/04/2025 ~		3,175	3,055
5.075% (LIBOR03M + 3.500%) due 02/25/2027 ~		1,389	1,335

United Airlines, Inc.
5.150 - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~		2,678	2,493

Univision Communications, Inc.
4.416% (LIBOR01M + 2.750%) due 03/15/2024 ~		289	285

Veritas U.S., Inc.
7.250% (LIBOR03M + 5.000%) due 09/01/2025 ~		6,957	5,735

Viad Corp.
6.666% (LIBOR01M + 5.000%) due 07/30/2028 «~		4,466	4,198

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		3,935	2,361

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		5,823	5,474

Total Loan Participations and Assignments (Cost $667,076)			587,467

CORPORATE BONDS & NOTES 70.7%

BANKING & FINANCE 15.9%

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		3,550	3,889

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (l)		4,500	3,359

Armor Holdco, Inc.
8.500% due 11/15/2029 (l)		4,000	3,313

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	500	439
2.625% due 04/28/2025 (l)		19,170	17,847
3.625% due 09/24/2024 (l)		9,609	9,318
5.375% due 01/18/2028 •(l)		8,500	5,294
8.000% due 01/22/2030 •(l)		6,129	4,114
8.500% due 09/10/2030 •(l)		4,500	3,122
10.500% due 07/23/2029 (l)		3,939	2,888

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,600	387

Barclays PLC
5.875% due 09/15/2024 •(h)(i)(l)	GBP	3,800	4,286
7.125% due 06/15/2025 •(h)(i)(l)		2,200	2,576
7.750% due 09/15/2023 •(h)(i)		$2,000	1,970
7.875% due 09/15/2022 •(h)(i)(l)	GBP	5,025	6,105
8.000% due 06/15/2024 •(h)(i)		$1,000	985

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	7,100	6,027

Corsair International Ltd.
4.850% due 01/28/2027 •		1,300	1,286
5.200% due 01/28/2029 •		1,100	1,077

Cosaint Re Pte. Ltd.
10.948% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,900	1,869

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 (l)		300	141
3.125% due 10/22/2025 (l)		200	99
4.800% due 08/06/2030 (l)		200	85
6.150% due 09/17/2025 (l)		200	108
8.000% due 01/27/2024 (l)		300	199

Credit Agricole SA
7.875% due 01/23/2024 •(h)(i)(l)		400	396

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		1,300	1,077
7.250% due 09/12/2025 •(h)(i)(l)		200	174
7.500% due 07/17/2023 •(h)(i)		1,300	1,202
7.500% due 12/11/2023 •(h)(i)(l)		3,836	3,664

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		$25	$25

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		15	14

Essential Properties LP
2.950% due 07/15/2031 (l)		500	392

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		32	30

Future Diamond Ltd.
4.250% due 09/22/2022		200	187

GLP Capital LP
3.250% due 01/15/2032 (l)		400	321

GSPA Monetization Trust
6.422% due 10/09/2029 (l)		5,180	5,157

Hampton Roads PPV LLC
6.171% due 06/15/2053 (l)		1,800	1,669

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		1,878	1,865

Host Hotels & Resorts LP
3.375% due 12/15/2029 (l)		100	85

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)(l)	EUR	2,330	2,421

Huarong Finance Co. Ltd.
3.375% due 02/24/2030 (l)		$300	226
3.625% due 09/30/2030 (l)		300	231
3.875% due 11/13/2029 (l)		700	559
4.250% due 11/07/2027		200	174
4.500% due 05/29/2029 (l)		1,300	1,084
4.750% due 04/27/2027		200	181

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)(l)	EUR	2,400	2,393

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(h)(i)(l)	GBP	4,610	5,617
7.875% due 06/27/2029 •(h)(i)		523	630

MPT Operating Partnership LP
3.375% due 04/24/2030 (l)		2,100	2,051

National Health Investors, Inc.
3.000% due 02/01/2031 (l)		$800	615

Natwest Group PLC
8.000% due 08/10/2025 •(h)(i)		15,325	15,202

New Metro Global Ltd.
5.000% due 08/08/2022		200	196

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		3,241	3,244

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)(l)	GBP	9,405	11,048

Seazen Group Ltd.
6.000% due 08/12/2024		$200	120

Societe Generale SA
7.375% due 10/04/2023 •(h)(i)		1,300	1,253

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	790	1,015

Uniti Group LP
6.000% due 01/15/2030 (l)		$19,047	13,202
7.875% due 02/15/2025 (l)		30,470	29,496

VICI Properties LP
3.875% due 02/15/2029		3,300	2,845
4.500% due 09/01/2026 (l)		2,400	2,212
4.500% due 01/15/2028 (l)		3,050	2,785
5.750% due 02/01/2027		600	570

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (l)		20,412	18,269

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		1,790	1,793

			216,473

INDUSTRIALS 44.2%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (l)	GBP	3,541	4,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (l)		$1,298	$1,300

Altice Financing SA
5.750% due 08/15/2029 (l)		6,551	5,276

Altice France Holding SA
10.500% due 05/15/2027 (l)		12,200	10,261

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (l)		1,175	1,082
3.375% due 11/01/2028 (l)		260	234
3.700% due 04/01/2028 (l)		900	782

American Airlines, Inc.
5.500% due 04/20/2026 (l)		13,475	12,428
5.750% due 04/20/2029 (l)		3,800	3,257

Arches Buyer, Inc.
4.250% due 06/01/2028 (l)		3,400	2,778

Boeing Co.
5.705% due 05/01/2040 (l)		1,723	1,610
5.805% due 05/01/2050 (l)		1,470	1,353
5.930% due 05/01/2060 (l)		1,992	1,818
6.125% due 02/15/2033 (l)		3,988	4,020

Bombardier, Inc.
7.125% due 06/15/2026 (l)		3,200	2,649
7.500% due 03/15/2025 (l)		12,000	10,878

British Airways Pass-Through Trust
4.250% due 05/15/2034		56	54

Broadcom, Inc.
3.137% due 11/15/2035 (l)		933	710
3.187% due 11/15/2036 (l)		2,434	1,854
3.419% due 04/15/2033 (l)		200	166
3.469% due 04/15/2034 (l)		200	163
4.150% due 11/15/2030 (l)		1,119	1,026
4.926% due 05/15/2037 (l)		1,515	1,360

Carnival Corp.
10.500% due 02/01/2026		400	399

Carvana Co.
10.250% due 05/01/2030 (l)		5,800	4,775

CDW LLC
3.569% due 12/01/2031 (l)		2,300	1,904

Cellnex Finance Co. SA
3.875% due 07/07/2041 (l)		1,400	963

CGG SA
7.750% due 04/01/2027 (l)	EUR	13,719	12,293
8.750% due 04/01/2027		$8,648	7,369

Charter Communications Operating LLC
3.500% due 03/01/2042 (l)		1,000	696
3.700% due 04/01/2051 (l)		400	271
3.850% due 04/01/2061 (l)		1,300	857
3.900% due 06/01/2052 (l)		5,600	3,898
3.950% due 06/30/2062 (l)		4,800	3,216
4.400% due 12/01/2061 (l)		4,900	3,534

CommScope, Inc.
8.250% due 03/01/2027 (l)		16,640	13,195

Community Health Systems, Inc.
8.000% due 03/15/2026 (l)		3,672	3,355

Condor Merger Sub, Inc.
7.375% due 02/15/2030 (l)		3,800	3,100

Coty, Inc.
3.875% due 04/15/2026 (l)	EUR	6,600	6,136
4.750% due 01/15/2029 (l)		$5,500	4,732

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		1,425	1,554

DirecTV Financing LLC
5.875% due 08/15/2027 (l)		1,700	1,456

DISH DBS Corp.
5.250% due 12/01/2026 (l)		6,002	4,716
5.750% due 12/01/2028 (l)		11,250	8,351

Energy Transfer LP
5.300% due 04/01/2044 (l)		100	87

Exela Intermediate LLC
11.500% due 07/15/2026		158	53

Ferroglobe PLC
9.375% due 12/31/2025 (j)(l)		2,550	2,576

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		2,888	2,779
6.875% due 03/01/2026 (l)		1,882	1,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FMG Resources Pty. Ltd.
6.125% due 04/15/2032 (l)		$2,700	$2,435

Ford Motor Co.
7.700% due 05/15/2097 (l)		29,796	30,815

Fresh Market, Inc.
9.750% due 05/01/2023		12,200	12,200

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (l)		3,984	3,077

Greene King Finance PLC
3.088% (SONIO/N + 1.919%) due 12/15/2034 ~	GBP	350	352

HCA, Inc.
7.500% due 11/15/2095 (l)		$4,800	4,917

HF Sinclair Corp.
4.500% due 10/01/2030 (l)		20,346	18,544

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		33,857	28,017

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	7,000	6,565

Las Vegas Sands Corp.
3.200% due 08/08/2024 (l)		$200	189
3.500% due 08/18/2026		300	261

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	1,800	1,503

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (l)		$200	121
5.750% due 07/21/2028 (l)		4,300	2,774

MGM China Holdings Ltd.
4.750% due 02/01/2027 (l)		200	142
5.250% due 06/18/2025 (l)		2,400	1,845
5.375% due 05/15/2024 (l)		300	256
5.875% due 05/15/2026		800	606

NCL Corp. Ltd.
5.875% due 02/15/2027 (l)		4,908	4,206

Nielsen Finance LLC
5.625% due 10/01/2028 (l)		1,700	1,584

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		21,100	18,765

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		105	115

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (f)(h)		1,279	5

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	6,300	4,768

Oracle Corp.
3.650% due 03/25/2041 (j)(l)		$2,800	2,091
3.850% due 04/01/2060 (l)		200	137
3.950% due 03/25/2051 (j)(l)		2,400	1,766
4.100% due 03/25/2061 (j)(l)		2,600	1,845

Petroleos Mexicanos
4.875% due 02/21/2028	EUR	2,647	2,203
5.950% due 01/28/2031 (l)		$5,741	4,216
6.700% due 02/16/2032 (l)		17,637	13,485
6.750% due 09/21/2047 (l)		6,568	4,078
6.950% due 01/28/2060		660	408
7.690% due 01/23/2050 (l)		4,940	3,374

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		300	257

Prosus NV
1.985% due 07/13/2033 (l)	EUR	1,800	1,268
2.778% due 01/19/2034 (l)		1,600	1,171
3.061% due 07/13/2031 (l)		$3,700	2,728
3.257% due 01/19/2027 (l)		1,500	1,305
3.680% due 01/21/2030 (l)		5,100	4,068
3.832% due 02/08/2051 (l)		1,900	1,148
4.027% due 08/03/2050 (l)		1,500	934
4.193% due 01/19/2032 (l)		2,600	2,078
4.987% due 01/19/2052 (l)		2,200	1,583

QVC, Inc.
5.950% due 03/15/2043 (l)		4,186	2,830

Rolls-Royce PLC
4.625% due 02/16/2026 (l)	EUR	200	197

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (l)		$700	694

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	37

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.875% due 06/01/2023		$4,873	$4,901
11.500% due 06/01/2025		1,384	1,425

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,500	183

Sands China Ltd.
2.550% due 03/08/2027 (l)		$1,800	1,314
3.100% due 03/08/2029 (l)		1,600	1,135
3.250% due 08/08/2031 (l)		1,300	861
4.875% due 06/18/2030 (l)		200	147
5.400% due 08/08/2028 (l)		13,590	10,500

Santos Finance Ltd.
3.649% due 04/29/2031 (l)		2,300	1,953

Schenck Process Holding GmbH
5.375% due 06/15/2023 (l)	EUR	3,000	3,037
6.875% due 06/15/2023 (l)		900	925

Seagate HDD Cayman
4.091% due 06/01/2029 (l)		$2,000	1,724

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (l)		6,753	6,341

Standard Industries, Inc.
4.375% due 07/15/2030 (l)		2,400	1,897

Studio City Finance Ltd.
5.000% due 01/15/2029 (l)		1,400	725
6.000% due 07/15/2025 (l)		4,400	2,793
6.500% due 01/15/2028 (l)		4,200	2,361

Syngenta Finance NV
4.892% due 04/24/2025 (l)		200	201
5.182% due 04/24/2028 (l)		600	608
5.676% due 04/24/2048 (l)		5,748	5,908

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		4,064	3,525
5.750% due 09/30/2039 (l)		32,394	29,461

Transocean Guardian Ltd.
5.875% due 01/15/2024 (l)		104	97

Transocean Pontus Ltd.
6.125% due 08/01/2025 (l)		185	169

Transocean, Inc.
7.250% due 11/01/2025 (l)		216	160
8.000% due 02/01/2027 (l)		372	250

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027 (l)		572	521

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (l)		5,864	2,214

Uber Technologies, Inc.
7.500% due 05/15/2025 (l)		1,200	1,191

United Airlines Pass-Through Trust
4.150% due 02/25/2033 (l)		80	75

United Airlines, Inc.
4.625% due 04/15/2029 (l)		10,100	8,602

United Group BV
4.875% due 07/01/2024 (l)	EUR	200	191

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$7,674	7,455
8.250% due 04/30/2028 (b)(l)		3,859	3,749

Vale SA
0.000% due 12/29/2049 «~(h)	BRL	250,000	20,099

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		$4,500	3,386

Viking Cruises Ltd.
13.000% due 05/15/2025 (l)		13,655	14,012

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		100	79

VOC Escrow Ltd.
5.000% due 02/15/2028 (l)		13,238	10,655

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)		61,475	58,341

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		17,165	13,865

Wynn Las Vegas LLC
5.250% due 05/15/2027 (l)		2,100	1,801
5.500% due 03/01/2025 (l)		7,000	6,419

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
4.875% due 10/01/2024 (l)		$600	$447
5.125% due 12/15/2029 (l)		1,200	747
5.500% due 01/15/2026 (l)		500	347
5.500% due 10/01/2027 (l)		1,100	714
5.625% due 08/26/2028 (l)		4,535	2,806

			601,518

UTILITIES 10.6%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		8,914	2,145

Eskom Holdings SOC Ltd.
7.125% due 02/11/2025		5,100	4,314
8.450% due 08/10/2028		4,200	3,419

Genesis Energy LP
6.500% due 10/01/2025 (l)		342	316
8.000% due 01/15/2027 (l)		6,765	6,006

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		6,900	6,966

NGD Holdings BV
6.750% due 12/31/2026		1,261	561

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)(l)		348	215

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		811	783

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		9,395	2,349

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)(l)		29,050	14,262

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (l)		3,862	3,463
3.450% due 07/01/2025 (l)		257	241
3.750% due 08/15/2042		46	31
4.000% due 12/01/2046 (l)		1,006	707
4.200% due 03/01/2029 (l)		4,200	3,753
4.300% due 03/15/2045 (l)		257	187
4.450% due 04/15/2042 (l)		2,491	1,875
4.500% due 07/01/2040 (l)		4,723	3,668
4.500% due 12/15/2041 (l)		65	48
4.550% due 07/01/2030 (l)		7,090	6,307
4.600% due 06/15/2043 (l)		1,036	792
4.750% due 02/15/2044 (l)		15,063	11,572
4.950% due 06/08/2025		1,700	1,669
4.950% due 07/01/2050 (l)		8,191	6,551

Peru LNG SRL
5.375% due 03/22/2030 (l)		16,656	13,492

Petrobras Global Finance BV
6.250% due 12/14/2026 (l)	GBP	1,867	2,209
6.625% due 01/16/2034 (l)		800	896
6.750% due 06/03/2050 (l)		$3,874	3,364

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038 (l)		1,040	1,048
4.377% due 06/01/2041 (l)		1,160	1,147
4.451% due 12/01/2049 (l)		6,100	6,160
4.674% due 12/01/2053 (l)		1,400	1,401

Rio Oil Finance Trust
8.200% due 04/06/2028 (l)		3,636	3,783
9.250% due 07/06/2024 (l)		2,130	2,210
9.250% due 07/06/2024		2,027	2,102
9.750% due 01/06/2027 (l)		379	404

Southern California Edison Co.
4.875% due 03/01/2049 (l)		316	287

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024 (l)		4,623	4,410

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (l)		22,015	19,402

Transocean Proteus Ltd.
6.250% due 12/01/2024 (l)		180	168

			144,683

Total Corporate Bonds & Notes (Cost $1,153,342)			962,674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026 (l)	$5,900	$4,000

Total Convertible Bonds & Notes (Cost $5,900)		4,000

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	1,000	903
4.214% due 06/01/2050	2,400	1,962

		2,865

ILLINOIS 1.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	12,100	13,917

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	51	55

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	145	153

		14,125

PUERTO RICO 0.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	11,461	5,716
0.000% due 11/01/2051 (f)	12,300	5,304

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (f)	376	212
4.000% due 07/01/2033	293	269
4.000% due 07/01/2035	263	236
4.000% due 07/01/2037	226	200
4.000% due 07/01/2041	224	194

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (f)	150	138
5.250% due 07/01/2023	327	333

		12,602

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	590	549

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	78,700	6,375

Total Municipal Bonds & Notes (Cost $36,551)		36,516

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
3.000% due 01/25/2042 (a)(l)	172	12
3.500% due 02/25/2033 (a)(l)	1,046	105
4.500% due 07/25/2050 (a)(l)	5,138	1,010
5.000% due 02/25/2036 ~(a)	259	37
7.374% due 07/25/2029 •	2,010	2,149

Freddie Mac
1.965% due 09/15/2042 •	719	485
3.000% due 12/25/2050 (a)(l)	8,146	1,285
3.500% due 10/15/2035 (a)(l)	1,059	115
3.864% due 03/15/2043 •(l)	69	52
5.992% due 11/25/2055 «~	13,758	8,421
6.225% (US0001M + 7.100%) due 02/15/2034 ~(a)	1,061	140
6.856% (US0001M + 9.333%) due 07/15/2039 ~(l)	2,207	1,845

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.971% due 03/15/2044 •(l)	$1,822	$1,503
9.169% due 02/15/2036 •(l)	5,228	5,023
9.174% due 12/25/2027 •	4,397	4,306
12.374% due 03/25/2025 •	1,217	1,227

Ginnie Mae
3.500% due 09/16/2041 (a)	284	34
3.500% due 06/20/2042 (a)(l)	154	28
5.155% (US0001M + 6.750%) due 01/20/2042 ~(a)	949	114

Total U.S. Government Agencies (Cost $30,099)		27,891

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%

Adjustable Rate Mortgage Trust
1.964% due 05/25/2036 •	1,512	614
2.774% due 01/25/2035 •	2,854	2,585

Banc of America Funding Trust
1.864% due 06/26/2036 •	4,873	4,058
5.500% due 01/25/2036	53	53
6.000% due 07/25/2037 ^	336	287

BCAP LLC Trust
2.861% due 02/26/2036 ~	1,600	1,501
2.917% due 03/27/2036 ~	2,554	1,945
4.737% due 03/26/2037 þ	1,269	1,730
7.000% due 12/26/2036 ~	2,340	1,750

Bear Stearns ALT-A Trust
2.915% due 11/25/2034 ~	187	180
2.944% due 08/25/2046 ^~	2,765	2,041
2.954% due 11/25/2036 ^~	508	287
3.127% due 09/25/2035 ^~	489	310
3.497% due 08/25/2036 ^~	2,105	1,213

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	268	269

CD Mortgage Trust
5.688% due 10/15/2048	631	575

Chase Mortgage Finance Trust
2.954% due 12/25/2035 ^~	8	8
6.000% due 02/25/2037 ^	1,212	604
6.000% due 03/25/2037 ^	296	174
6.000% due 07/25/2037 ^	1,012	544

Citigroup Commercial Mortgage Trust
5.693% due 12/10/2049 ~	404	180

Citigroup Mortgage Loan Trust
2.943% due 04/25/2037 ^~	1,769	1,518
3.055% due 11/25/2035 ~	11,246	6,913
3.313% due 03/25/2037 ^~	257	230
6.000% due 11/25/2036 ~	9,618	6,227

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	1,299	1,191

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	1,056	181

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,451	940

Countrywide Alternative Loan Trust
2.032% (US0001M + 0.420%) due 03/20/2046 ~	2,845	2,248
2.164% due 08/25/2035 •	234	146
3.473% due 06/25/2037 ^~	1,087	984
3.626% due 04/25/2037 ^•(a)	13,992	1,632
5.500% due 03/25/2035	391	204
5.500% due 09/25/2035 ^	3,202	2,390
5.750% due 01/25/2035	267	257
5.750% due 02/25/2035	376	290
6.000% due 02/25/2035	492	402
6.000% due 04/25/2036	1,251	681
6.000% due 05/25/2036 ^	1,411	779
6.000% due 02/25/2037 ^	499	217
6.000% due 02/25/2037	1,544	966
6.000% due 04/25/2037 ^	4,209	2,286
6.000% due 08/25/2037 ^•	6,465	3,999
6.250% due 10/25/2036 ^	1,463	1,003
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	2,401	1,233
6.500% due 08/25/2036 ^	666	280
6.500% due 09/25/2036 ^	322	198
15.680% (US0001M + 21.633%) due 02/25/2036 ~	976	898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		$415	$226
6.000% due 04/25/2036 ^		250	163

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		929	566

Eurosail PLC
2.940% due 06/13/2045 •	GBP	4,487	4,232
5.590% (BP0003M + 4.000%) due 06/13/2045 ~		1,394	1,559

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036 ^		$1,003	422

Freddie Mac
8.726% (SOFR30A + 7.800%) due 11/25/2041 ~		8,800	7,415

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		9,200	8,819

GSR Mortgage Loan Trust
2.691% due 03/25/2037 ^~		1,373	972
3.146% due 11/25/2035 ^~		655	582

HomeBanc Mortgage Trust
2.824% due 03/25/2035 •		87	70

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,453	2,736

Jackson Park Trust
3.350% due 10/14/2039 ~		4,368	3,277

JP Morgan Alternative Loan Trust
3.215% due 03/25/2037 ~		4,745	4,729

JP Morgan Mortgage Trust
2.811% due 02/25/2036 ^~		999	782
2.832% due 10/25/2035 ~		13	12
2.856% due 01/25/2037 ^~		473	403
3.279% due 06/25/2036 ^~		345	268

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		68	62

Lehman XS Trust
2.064% (US0001M + 0.440%) due 06/25/2047 ~		1,710	1,551

MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,828	1,227

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~		2,137	1,245

Natixis Commercial Mortgage Securities Trust
3.575% (US0001M + 2.250%) due 11/15/2034 ~		4,500	4,262

RBSSP Resecuritization Trust
1.486% (US0001M + 0.240%) due 08/27/2037 ~		8,000	4,053
1.844% due 10/27/2036 •		3,609	1,141

Residential Accredit Loans, Inc. Trust
2.004% (US0001M + 0.380%) due 08/25/2036 ^~		375	364
2.084% due 05/25/2037 ^•		170	146
6.000% due 08/25/2036 ^		346	312
6.000% due 05/25/2037 ^		1,125	993

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		294	138
6.000% due 02/25/2037 ^		1,481	785
6.250% due 09/25/2037 ^		4,661	2,213

Residential Funding Mortgage Securities, Inc. Trust
3.977% due 02/25/2037 ~		1,610	1,192

Structured Adjustable Rate Mortgage Loan Trust
2.999% due 11/25/2036 ^~		2,209	1,947
3.074% due 07/25/2035 ^~		985	870
3.167% due 01/25/2036 ^~		4,060	2,701

Structured Asset Mortgage Investments Trust
1.744% due 08/25/2036 •		108	100

SunTrust Adjustable Rate Mortgage Loan Trust
2.113% due 02/25/2037 ^~		1,607	1,420
2.279% due 04/25/2037 ^~		225	142
2.307% due 02/25/2037 ^~		224	199

WaMu Mortgage Pass-Through Certificates Trust
3.107% due 07/25/2037 ^~		451	431
3.125% due 02/25/2037 ^~		548	518
3.331% due 10/25/2036 ^~		835	768
3.368% due 07/25/2037 ^~		884	847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.316% due 05/25/2047 ^•		$116	$14
6.000% due 10/25/2035 ^		975	719
6.000% due 03/25/2036 ^		1,226	1,173
6.000% due 02/25/2037		2,560	2,184

Total Non-Agency Mortgage-Backed Securities (Cost $142,853)			130,151

ASSET-BACKED SECURITIES 11.2%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	705

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.974% due 03/25/2033 •		$40	38

Apidos CLO
0.000% due 01/20/2031 ~		8,800	3,855

Bear Stearns Asset-Backed Securities Trust
2.024% due 04/25/2037 •		8,667	7,110

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		324,260	162

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	2,047

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	1,235
0.010% due 10/22/2031 ~		3,000	796

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,051	236

Credit-Based Asset Servicing & Securitization LLC
3.191% due 12/25/2035 ^þ		$2	2

Dryden Senior Loan Fund
0.000% due 07/17/2031 ~		14,311	9,173

First Franklin Mortgage Loan Trust
1.944% due 10/25/2036 •		3,025	2,192

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(f)		16	959

Fremont Home Loan Trust
1.774% due 01/25/2037 •		5,621	2,680
2.104% due 02/25/2036 •		12,418	8,755

Glacier Funding CDO Ltd.
1.605% due 08/04/2035 •		7,209	1,073

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	750	240

GSAMP Trust
1.764% (US0001M + 0.140%) due 12/25/2036 ~		$1,373	786

Home Equity Mortgage Loan Asset-Backed Trust
1.784% due 07/25/2037 •		2,628	1,586

JP Morgan Mortgage Acquisition Trust
6.330% due 07/25/2036 ^þ		102	36

Lehman XS Trust
6.790% due 06/24/2046 þ		675	713

LNR CDO Ltd.
1.913% (US0001M + 0.280%) due 02/28/2043 ~		3,231	67

Long Beach Mortgage Loan Trust
2.224% due 01/25/2036 •		4,520	4,177

Marlette Funding Trust
0.000% due 09/17/2029 «(f)		15	1,201

Merrill Lynch Mortgage Investors Trust
3.801% due 03/25/2037 þ		6,176	1,577

Morgan Stanley ABS Capital, Inc. Trust
1.774% due 10/25/2036 •		5,863	3,304

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		809	438

N-Star REL CDO Ltd.
1.482% (LIBOR01M + 0.420%) due 02/01/2041 ~		531	530

Orient Point CDO Ltd.
1.232% (US0003M + 0.270%) due 10/03/2045 ~		58,012	19,048
1.232% due 10/03/2045 •		58,190	19,106

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	39

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		$11,496	$3,872
7.238% due 09/25/2037 ^þ		8,124	4,001

Securitized Asset-Backed Receivables LLC Trust
2.044% due 03/25/2036 •		11,067	10,294

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		8	6,966

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		7	2,515

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		3	1,284
0.000% due 10/15/2048 «(f)		3	1,455

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		7,500	1,005
0.000% due 07/25/2040 «(f)		38	527

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		3,226	520

South Coast Funding Ltd.
2.002% (US0003M + 0.600%) due 08/10/2038 ~		18,735	1,787

Symphony CLO Ltd.
5.638% due 07/14/2026 •		3,600	3,468

Taberna Preferred Funding Ltd.
1.723% due 12/05/2036 •		10,447	9,193
1.743% due 08/05/2036 •		482	429
1.743% due 08/05/2036 ^•		9,340	8,313
1.763% (US0003M + 0.400%) due 02/05/2036 ~		3,914	3,591

Total Asset-Backed Securities (Cost $227,034)			153,047

SOVEREIGN ISSUES 2.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		10,604	2,240
1.000% due 07/09/2029		1,352	319
1.125% due 07/09/2035 þ		9,865	2,046
1.125% due 07/09/2046 þ		115	27
2.000% due 01/09/2038 þ(l)		22,691	6,637
2.500% due 07/09/2041 þ(l)		17,491	4,548
15.500% due 10/17/2026	ARS	92,410	109
47.331% (BADLARPP) due 10/04/2022 ~		116	0

Ghana Government International Bond
6.375% due 02/11/2027		$1,100	634
7.875% due 02/11/2035		1,300	613
8.750% due 03/11/2061		400	190
10.750% due 10/14/2030		800	692

Ivory Coast Government International Bond
4.875% due 01/30/2032 (l)	EUR	5,900	4,465
6.625% due 03/22/2048		1,600	1,129

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	862,385	2,895

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		$13,400	3,953
5.875% due 09/16/2043 ^(c)		200	59
12.750% due 06/24/2028 ^(c)		100	27

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	2,495	654
7.750% due 09/01/2022 (l)		$9,800	5,537

Venezuela Government International Bond
6.000% due 12/09/2049		490	38
8.250% due 10/13/2024 ^(c)		70	6
9.250% due 09/15/2027 ^(c)		598	52

Total Sovereign Issues (Cost $79,260)			36,870

		SHARES
COMMON STOCKS 3.7%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)		1,167,686	1,249

iHeartMedia, Inc. ‘A’ (d)		275,106	2,171

iHeartMedia, Inc. ‘B’ «(d)		213,502	1,516

			4,936

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(j)	6,085	$90

Noble Corp. (d)(j)	45,350	1,150

Valaris Ltd. (d)	2,895	122

		1,362

FINANCIALS 1.0%

Credit Suisse Group AG	92,485	525

Intelsat SA «(d)(j)	459,445	12,865

		13,390

INDUSTRIALS 2.3%

Mcdermott International Ltd. «(d)	57,729	33

Neiman Marcus Group Ltd. LLC «(d)(j)	152,491	26,358

Syniverse Holdings, Inc. «(d)(j)	4,667,857	4,574

Voyager Aviation Holdings LLC «(d)	2,841	0

Westmoreland Mining Holdings «(d)(j)	45,070	0

		30,965

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)	411,442	95

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	42,113	0

Total Common Stocks (Cost $62,252)		50,748

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings «(d)	48,585	231

Total Rights (Cost $0)		231

WARRANTS 1.9%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	202	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,383	4

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	48,071	240

		244

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	1,355,000	812

INFORMATION TECHNOLOGY 1.8%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,181,266	25,189

Total Warrants (Cost $19,985)		26,245

PREFERRED SECURITIES 6.7%

BANKING & FINANCE 2.6%

AGFC Capital Trust
2.794% (US0003M + 1.750%) due 01/15/2067 ~(l)	1,800,000	984

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	110,000	100

Charles Schwab Corp.
4.000% due 12/01/2030 •(h)	100,000	77

		SHARES	MARKET VALUE (000S)

Compeer Financial ACA
4.875% due 08/15/2026 •(h)		4,400,000	$3,899

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)		1,000,000	955

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		28,498,525	29,082

			35,097

INDUSTRIALS 4.1%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(h)		1,343,000	1,182

Sequa Corp. (15.000% PIK)
15.000% «(b)		43,560	49,421

Voyager Aviation Holdings LLC
9.500% «		17,047	5,154

			55,757

Total Preferred Securities (Cost $79,494)			90,854

REAL ESTATE INVESTMENT TRUSTS 2.3%

REAL ESTATE 2.3%

CBL & Associates Properties, Inc.		11,978	281

Uniti Group, Inc.		572,252	5,391

VICI Properties, Inc.		858,541	25,576

Total Real Estate Investment Trusts (Cost $14,543)			31,248

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (k) 6.8%
			92,959

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (f)(g)	ARS	207,200	695

U.S. TREASURY BILLS 2.1%
1.030% due 07/26/2022 - 08/18/2022 (e)(f)(l)(p)		$28,346	28,304

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
1.089% due 08/23/2022 (f)(g)(n)(p)		2,600	2,594

Total Short-Term Instruments (Cost $124,823)			124,552

Total Investments in Securities (Cost $2,643,212)			2,262,494

Total Investments 166.2% (Cost $2,643,212)			$2,262,494

Financial Derivative Instruments (m)(o) (0.5)% (Cost or Premiums, net $(8,307))			(6,928)

Auction Rate Preferred Shares (15.6)%			(212,650)

Other Assets and Liabilities, net (50.1)%			(681,477)

Net Assets Applicable to Common Shareholders 100.0%			$1,361,439

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$90	$90	0.01%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 10/12/2021	2,552	2,576	0.19
Intelsat SA	06/19/2017 - 02/23/2022	31,412	12,865	0.94
Neiman Marcus Group Ltd. LLC	09/25/2020	4,911	26,358	1.94
Noble Corp.	02/05/2021 - 02/27/2021	562	1,150	0.08
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	2,782	2,091	0.15
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	2,396	1,766	0.13
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 10/05/2021	2,738	1,845	0.14
Syniverse Holdings, Inc.	05/12/2022	4,574	4,574	0.34
Westmoreland Mining Holdings	07/29/2015 - 03/26/2019	1,172	0	0.00

		$53,189	$53,315	3.92%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$13,359	U.S. Treasury Notes 3.000% due 06/30/2024	$(13,626)	$13,359	$13,359
MBC	1.490	06/30/2022	07/01/2022	79,600	U.S. Treasury Notes 3.250% due 06/30/2027	(82,172)	79,600	79,603

Total Repurchase Agreements						$(95,798)	$92,959	$92,962

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	1.530%	05/02/2022	08/01/2022	$	(8,799)	$(8,822)
BOS	1.880	06/10/2022	09/12/2022		(4,424)	(4,429)
BPS	(0.300)	04/25/2022	07/25/2022	EUR	(4,905)	(5,137)
	1.250	03/15/2022	09/16/2022	$	(689)	(692)
	1.250	04/12/2022	09/16/2022		(1,297)	(1,301)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	41

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	1.420%	03/23/2022	09/23/2022		$		(8,816)	$(8,851)
	1.420	04/12/2022	09/23/2022				(1,297)	(1,301)
	1.420	04/22/2022	09/23/2022				(1,507)	(1,511)
	1.420	06/22/2022	09/23/2022				(2,782)	(2,783)
	1.430	03/21/2022	09/22/2022				(6,697)	(6,724)
	1.430	04/06/2022	09/22/2022				(14,552)	(14,602)
	1.450	03/17/2022	09/16/2022				(3,420)	(3,434)
	1.600	05/11/2022	08/09/2022				(496)	(497)
	1.690	04/18/2022	10/17/2022				(3,146)	(3,157)
	1.950	04/28/2022	10/28/2022				(1,415)	(1,420)
	1.990	04/27/2022	10/27/2022				(4,381)	(4,397)
	1.990	06/03/2022	10/27/2022				(3,431)	(3,436)
	1.990	06/06/2022	10/27/2022				(3,222)	(3,226)
	1.990	06/17/2022	10/27/2022				(3,390)	(3,392)
	1.990	06/22/2022	10/27/2022				(1,322)	(1,323)
	2.530	06/23/2022	09/26/2022				(460)	(461)
	2.610	06/23/2022	09/26/2022				(21,439)	(21,452)
BRC	(3.000)	12/09/2021	TBD	(3)		EUR	(3,840)	(3,977)
	(1.000)	02/18/2022	TBD	(3)			(2,558)	(2,671)
	1.320	05/12/2022	07/25/2022			$	(4,619)	(4,628)
	1.950	05/13/2022	08/16/2022				(8,706)	(8,729)
	1.950	06/17/2022	TBD	(3)			(6,549)	(6,553)
	2.070	06/17/2022	TBD	(3)			(46,924)	(46,962)
	2.800	06/24/2022	09/27/2022				(2,231)	(2,232)
BYR	2.090	07/01/2022	07/06/2022				(3,019)	(3,019)
	2.100	06/30/2022	07/06/2022				(3,892)	(3,904)
	2.110	05/12/2022	09/26/2022				(16,334)	(16,365)
	2.110	06/29/2022	10/26/2022				(4,836)	(4,836)
CDC	0.530	01/13/2022	07/14/2022				(3,947)	(3,957)
	0.650	05/11/2022	07/14/2022				(2,590)	(2,593)
	1.080	04/04/2022	07/05/2022				(11,184)	(11,213)
	1.080	04/07/2022	07/06/2022				(886)	(888)
	1.080	04/14/2022	07/05/2022				(4,687)	(4,698)
	1.080	07/01/2022	07/05/2022				(291)	(291)
	1.150	03/08/2022	09/07/2022				(16,377)	(16,437)
	1.150	03/30/2022	09/07/2022				(8,161)	(8,185)
	1.150	04/11/2022	07/15/2022				(6,641)	(6,658)
	1.150	04/11/2022	09/07/2022				(4,394)	(4,406)
	1.150	04/13/2022	07/13/2022				(11,547)	(11,576)
	1.230	04/14/2022	07/14/2022				(17,158)	(17,204)
	1.350	05/02/2022	08/02/2022				(5,259)	(5,271)
	1.480	05/09/2022	08/09/2022				(12,738)	(12,766)
	1.590	04/01/2022	09/30/2022				(4,976)	(4,996)
	1.630	05/09/2022	08/09/2022				(3,518)	(3,526)
	1.740	06/07/2022	09/07/2022				(21,271)	(21,296)
	1.750	06/10/2022	09/12/2022				(541)	(541)
	1.780	04/18/2022	10/14/2022				(10,349)	(10,387)
	1.850	06/02/2022	09/06/2022				(7,426)	(7,437)
	1.970	06/14/2022	09/14/2022				(3,144)	(3,146)
	2.450	06/23/2022	09/23/2022				(3,608)	(3,610)
	2.600	07/05/2022	10/06/2022				(8,277)	(8,277)
CEW	1.300	05/19/2022	TBD	(3)		GBP	(1,765)	(2,152)
	1.370	05/25/2022	TBD	(3)			(3,511)	(4,279)
CIB	2.500	06/16/2022	09/16/2022			$	(257)	(257)
DBL	(0.260)	06/07/2022	09/05/2022			EUR	(1,145)	(1,199)
	(0.160)	06/07/2022	09/05/2022				(5,742)	(6,017)
FBF	(0.250)	06/17/2022	TBD	(3)		$	(3,880)	(3,880)
IND	0.990	04/01/2022	07/01/2022				(900)	(902)
	1.010	03/17/2022	09/15/2022				(1,444)	(1,448)
	1.010	04/27/2022	09/15/2022				(14,229)	(14,255)
	1.030	04/06/2022	07/06/2022				(232)	(232)
	1.050	04/06/2022	07/06/2022				(233)	(234)
	1.120	03/17/2022	09/15/2022				(4,233)	(4,247)
	1.400	03/30/2022	09/28/2022				(983)	(987)
	1.590	05/11/2022	08/10/2022				(3,271)	(3,278)
	1.680	04/12/2022	10/11/2022				(6,689)	(6,714)
	1.770	06/09/2022	09/12/2022				(2,215)	(2,218)
	1.790	06/10/2022	09/13/2022				(5,980)	(5,986)
	2.000	05/09/2022	11/07/2022				(356)	(357)
	2.260	06/24/2022	09/26/2022				(2,290)	(2,291)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.340%	06/30/2022	09/30/2022		$	(3,585)	$(3,585)
	2.340	07/01/2022	09/30/2022			(770)	(770)
	2.380	06/24/2022	09/26/2022			(8,521)	(8,525)
	2.380	06/27/2022	09/26/2022			(1,351)	(1,351)
	2.420	06/24/2022	09/26/2022			(2,052)	(2,053)
JML	(5.500)	12/09/2021	TBD	(3)	EUR	(1,277)	(1,298)
	(4.000)	06/24/2022	TBD	(3)		(4,010)	(4,199)
	(1.750)	06/17/2022	07/29/2022		$	(5,763)	(5,759)
	(1.000)	02/18/2022	TBD	(3)	EUR	(882)	(921)
	(0.650)	06/07/2022	TBD	(3)		(203)	(213)
	(0.480)	05/10/2022	08/09/2022			(2,731)	(2,860)
	(0.450)	06/24/2022	TBD	(3)		(381)	(400)
	(0.430)	03/07/2022	TBD	(3)		(8,452)	(8,844)
	(0.400)	05/10/2022	08/09/2022			(5,206)	(5,452)
	(0.400)	05/11/2022	08/17/2022			(2,190)	(2,293)
	(0.380)	05/17/2022	08/17/2022			(5,870)	(6,149)
	(0.350)	04/25/2022	07/25/2022			(3,677)	(3,851)
	(0.250)	06/01/2022	08/30/2022			(2,260)	(2,368)
	(0.200)	06/07/2022	09/05/2022			(1,273)	(1,334)
	1.150	06/24/2022	TBD	(3)	GBP	(1,537)	(1,871)
	1.400	05/06/2022	08/04/2022			(22,789)	(27,802)
	1.500	06/27/2022	08/10/2022		$	(1,170)	(1,170)
MBC	(0.450)	02/11/2022	TBD	(3)	EUR	(17,079)	(17,865)
MEI	(5.500)	04/06/2022	07/08/2022			(1,058)	(1,094)
	1.340	03/10/2022	09/07/2022		$	(4,684)	(4,703)
	1.370	04/19/2022	07/20/2022			(4,125)	(4,137)
	1.370	06/24/2022	07/20/2022			(3,177)	(3,178)
	1.390	04/19/2022	07/20/2022			(3,424)	(3,434)
	1.900	04/06/2022	07/08/2022			(455)	(457)
NOM	1.000	03/28/2022	07/01/2022			(3,605)	(3,615)
	1.000	03/30/2022	07/05/2022			(966)	(969)
	1.000	03/31/2022	07/05/2022			(12,464)	(12,496)
	1.900	06/17/2022	TBD	(3)		(3,794)	(3,797)
	2.350	06/17/2022	TBD	(3)		(9,326)	(9,334)
	2.700	06/24/2022	09/23/2022			(1,349)	(1,350)
RDR	1.400	06/06/2022	07/11/2022			(13,437)	(13,450)
	2.420	06/24/2022	09/26/2022			(20,056)	(20,066)
	2.620	06/24/2022	09/26/2022			(2,378)	(2,379)
SCX	(0.410)	02/09/2022	08/08/2022		EUR	(1,524)	(1,594)
	(0.320)	04/19/2022	07/19/2022			(4,741)	(4,965)
	2.390	06/24/2022	09/23/2022		$	(3,624)	(3,625)
SOG	0.570	01/07/2022	07/08/2022			(3,398)	(3,407)
	0.670	01/07/2022	07/06/2022			(14,179)	(14,225)
	0.670	01/07/2022	07/08/2022			(4,752)	(4,767)
	0.670	01/26/2022	07/08/2022			(1,162)	(1,165)
	0.670	03/30/2022	07/08/2022			(16,829)	(16,858)
	0.670	04/14/2022	07/06/2022			(715)	(716)
	0.670	05/26/2022	07/06/2022			(2,697)	(2,699)
	0.670	05/31/2022	07/06/2022			(1,309)	(1,310)
	1.290	06/03/2022	07/05/2022			(4,111)	(4,115)
	1.430	04/19/2022	07/25/2022			(6,524)	(6,543)
	1.620	05/04/2022	08/04/2022			(6,296)	(6,312)
	1.620	06/03/2022	08/04/2022			(2,536)	(2,539)
	1.620	07/01/2022	08/04/2022			(4,432)	(4,432)
	1.720	06/06/2022	08/12/2022			(714)	(715)
	1.720	06/10/2022	08/12/2022			(3,596)	(3,599)
	1.720	06/16/2022	08/12/2022			(3,773)	(3,776)
	1.720	06/21/2022	08/12/2022			(2,441)	(2,443)
	1.720	06/23/2022	08/12/2022			(3,028)	(3,029)
	1.720	06/24/2022	08/12/2022			(1,241)	(1,241)
	1.740	06/17/2022	TBD	(3)		(831)	(832)
	1.750	06/17/2022	TBD	(3)		(659)	(659)
	1.770	06/17/2022	TBD	(3)		(1,029)	(1,030)
	1.830	06/17/2022	TBD	(3)		(2,175)	(2,177)
	2.130	06/16/2022	09/19/2022			(5,620)	(5,625)
	2.520	06/21/2022	09/21/2022			(1,085)	(1,086)
	2.580	07/05/2022	10/06/2022			(3,954)	(3,954)
TDM	1.740	06/17/2022	TBD	(3)		(8,992)	(8,998)
UBS	1.350	06/29/2022	07/14/2022			(4,847)	(4,848)
	1.500	05/27/2022	08/24/2022		GBP	(733)	(894)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	43

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.350%	06/17/2022	09/19/2022	$	(384)	$(385)
	2.450	06/17/2022	09/19/2022		(9,223)	(9,232)

Total Reverse Repurchase Agreements						$(765,703)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Loan Participations and Assignments 0.0%
GIP Blue Holding LP	5.506%	09/29/2028	$393	$(392)	$(382)

Total Short Sales 0.0%				$(392)	$(382)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(8,822)	$0	0	$(8,822)	$10,995	$2,173
BOS	0	(4,429)	0	0	(4,429)	4,587	158
BPS	0	(89,097)	0	0	(89,097)	99,664	10,567
BRC	0	(75,752)	0	0	(75,752)	88,083	12,331
BYR	0	(28,124)	0	0	(28,124)	28,908	784
CDC	0	(169,359)	0	0	(169,359)	174,747	5,388
CEW	0	(6,431)	0	0	(6,431)	6,423	(8)
CIB	0	(257)	0	0	(257)	312	55
DBL	0	(7,216)	0	0	(7,216)	7,199	(17)
FBF	0	(3,880)	0	0	(3,880)	4,775	895
FICC	13,359	0	0	0	13,359	(13,626)	(267)
IND	0	(59,433)	0	0	(59,433)	65,497	6,064
JML	0	(76,784)	0	0	(76,784)	83,598	6,814
MBC	79,603	(17,865)	0	0	61,738	(62,669)	(931)
MEI	0	(17,003)	0	0	(17,003)	17,885	882
NOM	0	(31,561)	0	0	(31,561)	42,574	11,013
RDR	0	(35,895)	0	0	(35,895)	37,242	1,347
SCX	0	(10,184)	0	0	(10,184)	10,987	803
SOG	0	(99,254)	0	0	(99,254)	102,602	3,348
TDM	0	(8,998)	0	0	(8,998)	9,495	497
UBS	0	(15,359)	0	0	(15,359)	17,643	2,284

Total Borrowings and Other Financing Transactions	$92,962	$(765,703)	$0	0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(4,517)	$(175,294)	$(355,753)	$(180,343)	$(715,907)
U.S. Government Agencies	0	0	(9,079)	0	(9,079)
Sovereign Issues	0	(11,181)	0	(3,796)	(14,977)
Preferred Securities	0	(888)	0	0	(888)
Convertible Bonds & Notes	0	0	(4,109)	0	(4,109)

Total Borrowings	$(4,517)	$(187,363)	$(368,941)	$(184,139)	$(744,960)

Payable for reverse repurchase agreements(5)					$(744,960)

(l)	Securities with an aggregate market value of $795,377 and cash of $37,575 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(920,046) at a weighted average interest rate of 0.485%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(20,743) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SpA	1.000%	Quarterly	12/20/2025	3.043%	EUR	1,000	$(45)	$(23)	$(68)	$0	$(9)
Atlantia SpA	1.000	Quarterly	06/20/2026	3.222		4,500	(155)	(221)	(376)	0	(45)
Boeing Co.	1.000	Quarterly	12/20/2024	2.015	$	600	(15)	1	(14)	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2026	2.327		12,700	(231)	(364)	(595)	0	(12)
Boeing Co.	1.000	Quarterly	06/20/2027	2.538		900	(52)	(7)	(59)	0	(1)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	7.828		5,200	(29)	(218)	(247)	8	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	8.213		1,000	(2)	(64)	(66)	0	(1)
Bombardier, Inc.	5.000	Quarterly	06/20/2025	8.463		200	(15)	(1)	(16)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	9.229		5,300	(619)	(134)	(753)	0	(5)
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	1.117		100	(2)	2	0	0	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.625		100	(3)	1	(2)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	300	21	(64)	(43)	0	(6)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.833		11,447	424	(2,278)	(1,854)	0	(216)
MGM Resorts International	5.000	Quarterly	06/20/2026	4.564	$	3,700	501	(442)	59	0	(24)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406	EUR	10,100	(892)	(625)	(1,517)	0	(95)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		16,300	(2,597)	1,007	(1,590)	0	(139)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096		11,400	(853)	(454)	(1,307)	0	(109)
The GAP, Inc.	1.000	Quarterly	06/20/2027	6.340	$	16,800	(3,173)	(196)	(3,369)	0	(113)

							$(7,737)	$(4,080)	$(11,817)	$8	$(776)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Asia Ex-Japan 37 5-Year Index	1.000%	Quarterly	06/20/2027	$	20,000	$(96)	$(267)	$(363)	$0	$(51)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	24,100	$2,338	$1,904	$4,242	$0	$(439)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		7,800	1,653	1,349	3,002	0	(232)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$	10,000	(1)	157	156	0	(1)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	BRL	168,900	(31)	(1,523)	(1,554)	6	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		6,600	0	5	5	0	0
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		4,400	0	3	3	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		11,400	0	7	7	0	0
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		5,500	0	3	3	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		11,400	0	7	7	0	0
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		23,300	0	9	9	0	(1)
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		2,900	0	1	1	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		11,600	0	4	4	0	0
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		29,200	0	10	10	0	(1)
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		23,300	0	7	7	0	(1)
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		38,300	0	12	12	0	(1)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		2,200	0	(12)	(12)	1	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		1,500	0	(8)	(8)	1	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		1,800	0	(8)	(8)	1	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		4,900	0	(11)	(11)	2	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		8,200	0	(17)	(17)	4	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		4,100	0	(7)	(7)	2	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		4,000	0	(7)	(7)	2	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		8,200	0	(14)	(14)	4	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	45

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	1-Year BRL-CDI	11.220%	Maturity	01/04/2027		BRL	2,600	$0	$(17)	$(17)	$1	$0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027			1,300	0	(9)	(9)	1	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027			1,300	0	(8)	(8)	1	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027			700	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027			3,000	0	(12)	(12)	2	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027			7,100	0	(23)	(23)	4	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$		78,000	38	901	939	0	(5)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024			10,000	27	551	578	0	(20)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025			8,580	541	(632)	(91)	30	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026			44,400	2,099	(3,444)	(1,345)	218	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026			35,000	544	2,833	3,377	0	(152)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027			12,450	0	868	868	0	(72)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027			49,800	(171)	(2,740)	(2,911)	290	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027			20,600	0	1,351	1,351	0	(119)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027			82,200	(309)	(4,121)	(4,430)	480	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027			6,000	0	404	404	0	(35)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027			19,900	(72)	(1,053)	(1,125)	116	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			73,900	530	(2,609)	(2,079)	461	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028			47,100	0	4,116	4,116	0	(308)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028			71,000	0	6,394	6,394	0	(462)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029			263,700	13,372	(14,272)	(900)	1,845	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030			2,000	(3)	311	308	0	(13)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030			1,600	(72)	319	247	0	(12)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031			6,100	0	898	898	0	(47)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031			19,700	1,395	2,210	3,605	0	(145)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031			97,600	(1,547)	12,118	10,571	0	(707)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032			128,200	1,004	16,827	17,831	0	(1,274)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044			305,100	(9,953)	31,547	21,594	5,054	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049			2,200	(3)	310	307	0	(19)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			19,800	(143)	3,726	3,583	0	(167)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			28,200	(65)	6,551	6,486	0	(227)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050			29,300	(114)	6,150	6,036	0	(243)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050			9,800	(29)	1,341	1,312	0	(86)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050			17,000	1,650	4,045	5,695	0	(117)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052			288,800	2,056	66,137	68,193	0	(4,465)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		AUD	13,400	332	(423)	(91)	22	0
Pay	6-Month CZK-PRIBOR	1.800	Annual	05/17/2026		CZK	814,100	0	(4,700)	(4,700)	387	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		EUR	21,400	392	3,122	3,514	0	(335)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032			19,300	1,814	1,904	3,718	0	(334)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052			8,100	702	2,180	2,882	0	(210)
Pay	6-Month HUF-BBR	2.121	Annual	05/17/2026		HUF	11,300,600	0	(6,485)	(6,485)	279	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		MXN	84,800	10	(142)	(132)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023			184,900	(5)	(288)	(293)	0	(1)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024			27,500	0	19	19	0	(2)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024			11,400	0	8	8	0	(1)
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024			8,700	0	5	5	0	(1)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027			3,300	0	4	4	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027			3,700	0	2	2	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032			1,800	7	1	8	0	(1)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032			7,400	30	3	33	0	(3)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032			1,800	0	1	1	0	(1)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032			4,300	0	2	2	0	(2)

								$18,016	$138,049	$156,065	$9,214	$(10,264)

Total Swap Agreements								$10,183	$133,702	$143,885	$9,222	$(11,091)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$9,222	$9,222	$0	$0	$(11,091)	$(11,091)

(n)

Securities with an aggregate market value of $2,372 and cash of $58,058 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	AUD	223		$160	$6	$0
	07/2022	CZK	142,409		5,992	0	(33)
	07/2022	EUR	13,227		13,859	0	(3)
	07/2022	GBP	13,495		17,063	635	0
	07/2022	HUF	366,831		993	26	0
	07/2022		$3,713	GBP	2,935	0	(140)
	07/2022		465	HUF	177,397	3	0
	07/2022		8,098	PEN	32,211	320	(19)
	08/2022	IDR	211,058		$14	0	0
	08/2022		$1,073	CAD	1,387	5	0
	08/2022		2,318	NOK	22,067	0	(75)
	08/2022		719	PEN	2,776	4	0
	08/2022		68	RUB	10,644	119	0
	05/2023	PEN	2,776		$702	0	(5)

BPS	07/2022	HUF	168,072		439	0	(4)
	07/2022	MXN	5,861		280	0	(11)
	07/2022		$201,796	EUR	191,838	0	(760)
	07/2022		1,342	GBP	1,074	0	(35)
	07/2022		159	HUF	58,089	0	(5)
	07/2022		1,747	JPY	235,600	0	(10)
	07/2022		2,623	MXN	52,711	0	(2)
	08/2022	EUR	176,694		$186,186	679	0
	08/2022	GBP	9,227		11,211	0	(26)
	08/2022	INR	1,413		18	0	0
	08/2022		$871	CAD	1,127	4	0
	08/2022		1,516	IDR	22,357,062	0	(17)
	08/2022		6,949	JPY	942,415	9	0
	09/2022	MXN	52,711		$2,584	0	(3)
	11/2022		$25	ZAR	407	0	(1)

BRC	07/2022		290	CZK	6,824	0	(2)
	08/2022		1,662	IDR	24,597,829	0	(12)
	08/2022		1,598	NOK	15,632	0	(9)

CBK	07/2022	BRL	125,764		$24,010	0	(21)
	07/2022	MXN	7,892		382	0	(11)
	07/2022	PEN	27,039		7,017	0	(33)
	07/2022		$25,887	BRL	125,764	0	(1,856)
	07/2022		16	HUF	6,253	0	0
	07/2022		498	PEN	2,023	29	0
	08/2022	PEN	2,776		$687	0	(36)
	11/2022		$641	PEN	2,546	16	0
	12/2022	PEN	5,641		$1,404	2	(49)
	04/2023		$6,847	PEN	27,039	45	0

DUB	08/2022		0	RUB	0	0	0
	10/2022		346		33,381	183	0

GLM	07/2022	HUF	172,513		$470	15	0
	07/2022	MXN	38,958		1,885	0	(53)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	47

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2022		$187	CZK	4,426	$0	$0
	07/2022		153	HUF	55,256	0	(7)
	10/2022		870	RUB	82,388	460	0

HUS	07/2022	AUD	5,883		$4,089	36	(7)
	07/2022	EUR	2,335		2,464	17	0
	07/2022	GBP	705		867	9	0
	07/2022	HUF	174,846		458	0	(3)
	07/2022		$4,249	AUD	6,106	0	(34)
	07/2022		125	HUF	46,759	0	(2)
	07/2022		12,516	JPY	1,661,800	0	(268)
	08/2022	MXN	71,923		$3,506	0	(44)
	08/2022		$3,286	AUD	4,770	8	0
	08/2022		155	CLP	130,274	0	(14)
	08/2022		10	CNH	67	0	0
	08/2022		981	IDR	14,376,252	0	(16)

JPM	07/2022		6	HUF	2,014	0	0
	08/2022		22	CNH	148	0	0
	08/2022		2,216	IDR	32,863,527	0	(12)

MYI	07/2022		1,165	GBP	964	9	0
	08/2022	INR	2,374		$30	0	0
	08/2022		$1,876	IDR	27,671,530	0	(20)

RBC	08/2022		3,080	CAD	3,986	16	0
	08/2022		3,432	JPY	465,477	4	0
	09/2022	MXN	2,946		$143	0	(2)

SCX	08/2022	CHF	768		768	0	(38)
	08/2022		$3,549	JPY	481,392	5	0
	11/2022	PEN	621		$150	0	(10)

SOG	07/2022	EUR	171,917		184,778	4,617	0
	07/2022		$27	HUF	10,077	0	0
	08/2022		2,455	NOK	24,074	0	(9)

TOR	07/2022	BRL	125,764		$24,319	288	0
	07/2022		$24,010	BRL	125,764	21	0
	07/2022		5	HUF	1,900	0	0
	08/2022		24,127	BRL	125,764	0	(302)

UAG	07/2022	HUF	2,112,905		$6,025	455	0
	07/2022	MXN	45,791		2,204	0	(69)
	09/2022		$16,119	MXN	321,186	0	(336)

Total Forward Foreign Currency Contracts						$8,045	$(4,424)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.319%		$	1,800	$(352)	$297	$0	$(55)

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.726			3,500	(160)	(79)	0	(239)
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	150.442			16,900	1,036	(8,504)	0	(7,468)

CBK	Netflix, Inc.	5.000	Quarterly	12/20/2026	2.377			5,000	892	(365)	527	0

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013			300	(13)	(11)	0	(24)

GST	Netflix, Inc.	5.000	Quarterly	12/20/2026	2.377			5,000	892	(365)	527	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319			2,400	(476)	403	0	(73)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013			300	(13)	(11)	0	(24)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319			3,000	(623)	532	0	(91)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	6.560		EUR	300	(6)	(6)	0	(12)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	$		16,900	(755)	(581)	0	(1,336)

									$422	$(8,690)	$1,054	$(9,322)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$24,384	$(6,008)	$6,092	$84	$0

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	9,207	(437)	(189)	0	(626)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	2,063	(506)	513	7	0

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	28,422	(6,967)	7,065	98	0

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	30,941	(4,988)	5,095	107	0

						$(18,906)	$18,576	$296	$(626)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	03/20/2023	$1,000	$(1)	$(6)	$0	$(7)

BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	2,000	(2)	(59)	0	(61)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	2,100	(3)	(11)	0	(14)

								$(6)	$(76)	$0	$(82)

Total Swap Agreements								$(18,490)	$9,810	$1,350	$(10,030)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,118	$0	$0	$1,118	$(275)	$0	$(7)	$(282)	$836	$(840)	$(4)
BPS	692	0	0	692	(874)	0	(116)	(990)	(298)	355	57
BRC	0	0	84	84	(23)	0	(7,707)	(7,730)	(7,646)	7,066	(580)
CBK	92	0	527	619	(2,006)	0	0	(2,006)	(1,387)	1,480	93
DUB	183	0	0	183	0	0	(24)	(24)	159	(80)	79
GLM	475	0	0	475	(60)	0	0	(60)	415	(230)	185
GST	0	0	534	534	0	0	(723)	(723)	(189)	280	91
HUS	70	0	0	70	(388)	0	(91)	(479)	(409)	282	(127)
JPM	0	0	0	0	(12)	0	(12)	(24)	(24)	0	(24)
MBC	0	0	0	0	0	0	0	0	0	321	321
MEI	0	0	98	98	0	0	0	0	98	(320)	(222)
MYC	0	0	107	107	0	0	(1,350)	(1,350)	(1,243)	1,190	(53)
MYI	9	0	0	9	(20)	0	0	(20)	(11)	0	(11)
RBC	20	0	0	20	(2)	0	0	(2)	18	0	18
SCX	5	0	0	5	(48)	0	0	(48)	(43)	0	(43)
SOG	4,617	0	0	4,617	(9)	0	0	(9)	4,608	(5,200)	(592)
TOR	309	0	0	309	(302)	0	0	(302)	7	0	7
UAG	455	0	0	455	(405)	0	0	(405)	50	0	50

Total Over the Counter	$8,045	$0	$1,350	$9,395	$(4,424)	$0	$(10,030)	$(14,454)

(p)

Securities with an aggregate market value of $11,293 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	49

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$9,214	$9,222

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,045	$0	$8,045
Swap Agreements	0	1,350	0	0	0	1,350

	$0	$1,350	$0	$8,045	$0	$9,395

	$0	$1,358	$0	$8,045	$9,214	$18,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$827	$0	$0	$10,264	$11,091

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,424	$0	$4,424
Swap Agreements	0	9,948	0	0	82	10,030

	$0	$9,948	$0	$4,424	$82	$14,454

	$0	$10,775	$0	$4,424	$10,346	$25,545

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,262	$0	$0	$58,363	$62,625

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,712	$0	$29,712
Written Options	0	287	0	0	0	287
Swap Agreements	0	(2,655)	0	0	1,479	(1,176)

	$0	$(2,368)	$0	$29,712	$1,479	$28,823

	$0	$1,894	$0	$29,712	$59,842	$91,448

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(8,755)	$0	$0	$(41,312)	$(50,067)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,937	$0	$5,937
Written Options	0	(180)	0	0	0	(180)
Swap Agreements	0	(5,586)	0	0	(2,107)	(7,693)

	$0	$(5,766)	$0	$5,937	$(2,107)	$(1,936)

	$0	$(14,521)	$0	$5,937	$(43,419)	$(52,003)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$456,625	$130,842	$587,467
Corporate Bonds & Notes
Banking & Finance	0	216,473	0	216,473
Industrials	0	523,078	78,440	601,518
Utilities	0	144,683	0	144,683
Convertible Bonds & Notes
Industrials	0	4,000	0	4,000
Municipal Bonds & Notes
California	0	2,865	0	2,865
Illinois	0	14,125	0	14,125
Puerto Rico	0	12,602	0	12,602
Virginia	0	549	0	549
West Virginia	0	6,375	0	6,375
U.S. Government Agencies	0	19,470	8,421	27,891
Non-Agency Mortgage-Backed Securities	0	130,151	0	130,151
Asset-Backed Securities	0	137,620	15,427	153,047
Sovereign Issues	0	36,870	0	36,870
Common Stocks
Communication Services	3,420	0	1,516	4,936
Energy	1,272	0	90	1,362
Financials	525	0	12,865	13,390
Industrials	0	0	30,965	30,965
Materials	0	0	95	95
Rights
Financials	0	0	231	231
Warrants
Financials	0	0	244	244
Industrials	0	0	812	812
Information Technology	0	0	25,189	25,189
Preferred Securities
Banking & Finance	0	35,097	0	35,097
Industrials	0	1,182	54,575	55,757
Real Estate Investment Trusts
Real Estate	31,248	0	0	31,248

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Loan Participations and Assignments	$0	$0	$0	$0
Short-Term Instruments
Repurchase Agreements	0	92,959	0	92,959
Argentina Treasury Bills	0	695	0	695
U.S. Treasury Bills	0	28,304	0	28,304
U.S. Treasury Cash Management Bills	0	2,594	0	2,594

	$36,465	$1,866,317	$359,712	$2,262,494

Total Investments	$36,465	$1,866,317	$359,712	$2,262,494

Short Sales, at Value - Liabilities
Loan Participations and Assignments	$0	$(382)	$0	$(382)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	9,222	0	9,222
Over the counter	0	9,395	0	9,395

	$0	$18,617	$0	$18,617

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(11,091)	0	(11,091)
Over the counter	0	(14,454)	0	(14,454)

	$0	$(25,545)	$0	$(25,545)

Total Financial Derivative Instruments	$0	$(6,928)	$0	$(6,928)

Totals	$36,465	$1,859,007	$359,712	$2,255,184

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$72,137	$109,470	$(26,502)	$1,398	$705	$(35,934)	$11,929	$(2,361)	$130,842	$(36,206)
Corporate Bonds & Notes
Industrials	1,999	63,966	(2,153)	0	(210)	(5,638)	20,476	0	78,440	(5,625)
Convertible Bonds & Notes
Banking & Finance	930	0	(876)	0	0	(54)	0	0	0	0
U.S. Government Agencies	8,566	0	(191)	28	63	(45)	0	0	8,421	0
Asset-Backed Securities	19,447	0	0	161	0	(3,176)	0	(1,005)	15,427	(2,955)
Common Stocks
Communication Services	4,967	0	0	0	0	(3,451)	0	0	1,516	(3,451)
Energy	90	0	0	0	0	0	0	0	90	0
Financials	58	31,412	(74)	0	0	(18,531)	0	0	12,865	(18,547)
Industrials	16,777	4,575	0	0	0	9,579	34	0	30,965	9,581
Materials(2)	2,913	0	(2,833)	0	220	(205)	0	0	95	95
Rights
Financials	0	0	0	0	0	231	0	0	231	231

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	51

Schedule of Investments	PIMCO Corporate & Income Opportunity Fund	(Cont.)	June 30, 2022

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Warrants
Financials	$24	$10,172	$0	$0	$(9)	$(9,943)	$0	$0	$244	$(9,920)
Industrials	854	0	0	0	0	(42)	0	0	812	(42)
Information Technology	26,360	0	0	0	0	(1,171)	0	0	25,189	(1,171)
Preferred Securities
Industrials	46,632	0	0	0	0	7,943	0	0	54,575	7,943
Real Estate	0	74	0	0	0	(74)	0	0	0	(74)

Totals	$201,754	$219,669	$(32,629)	$1,587	$769	$(60,511)	$32,439	$(3,366)	$359,712	$(60,141)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$26,765	Discounted Cash Flow	Discount Rate		6.215	—
	8,804	Reference Instrument	Yield		6.366	—
	28,473	Proxy Pricing	Base Price		65.125	—
	66,800	Third Party Vendor	Broker Quote		62.500-98.875	89.266
Corporate Bonds & Notes
Industrials	58,342	Discounted Cash Flow	Discount Rate		12.080	—
	20,098	Reference Instrument	Weighted Average	BRL	42.864	—
U.S. Government Agencies	8,421	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	13,179	Discounted Cash Flow	Discount Rate		7.500-20.000	16.723
	2,248	Proxy Pricing	Base Price		16.120-8,200.000	4,707.451
Common Stocks
Communication Services	1,516	Reference Instrument	Liquidity Discount		10.000	—
Energy	90	Other Valuation Techniques(3)	—		—	—
Financials	12,865	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
Industrials	26,357	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
	33	Other Valuation Techniques(3)	—		—	—
	4,575	Reference Instrument	Purchase Price	$	0.980	—
Materials	95	Comparable Companies	EBITDA Multiple	X	0.977	—
Rights
Financials	231	Other Valuation Techniques(3)	—		—	—
Warrants
Financials	4	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
	240	Other Valuation Techniques(3)	—		—	—
Industrials	812	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
Information Technology	25,189	Comparable Companies/ Discounted Cash Flow	EBITDA Multiple	X	3.875	—
Preferred Securities
Industrials	5,154	Comparable Companies/ Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/%	0.260/21.660	—
	49,421	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—

Total	$359,712

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 31.2%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,203

AmSurg Corp.
13.000% due 04/30/2028 «		16,447	15,295

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		8,742	8,256

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		13,651	13,179

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,181	2,119
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		$943	849

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		1,289	1,167

Clear Channel Outdoor Holdings, Inc.
4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,949	4,261

Coty, Inc.
3.410% (LIBOR01M + 2.250%) due 04/07/2025 ~		1,174	1,122

Diamond Sports Group LLC
9.181% due 05/26/2026		5,300	5,234

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		1,262	1,246
8.875% due 04/30/2027		6,938	6,852

Fly Funding SARL
7.012% - 7.611% (LIBOR03M + 6.000%) due 10/08/2025 «~		284	280

Forbes Energy Services LLC (7.000% PIK)
7.000% due 09/30/2022 «(b)		164	0

Frontier Communications Corp.
5.150% - 6.063% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,424	1,338

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		5,766	5,697
9.590% due 10/18/2027 «	CAD	1,259	967

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	2,672	2,680

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$3,569	3,274

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		75	47

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		358	184

McAfee LLC
5.145% due 03/01/2029		3,700	3,366

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~		5,856	5,413

Promotora de Informaciones SA
5.250% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	8,300	7,807
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		2,675	2,541

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$4,625	4,237

Redstone Holdco 2 LP
5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,184	1,893

Rising Tide Holdings, Inc.
6.416% (LIBOR01M + 4.750%) due 06/01/2028 ~		990	868

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sasol Ltd.
0.560% - 3.345% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		$3,348	$3,316

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,400	2,383

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(b)	EUR	11,887	7,661

Syniverse Holdings, Inc.
8.286% due 05/13/2027		$10,729	9,468

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		12,051	10,766

TransDigm, Inc.
3.916% (LIBOR01M + 2.250%) due 08/22/2024 ~		2,024	1,954
3.916% (LIBOR01M + 2.250%) due 05/30/2025 ~		2,024	1,928
3.916% (LIBOR01M + 2.250%) due 12/09/2025 ~		2,024	1,927

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		9,792	6,743

United Airlines, Inc.
5.150% - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~		4,747	4,419

Univision Communications, Inc.
4.416% (LIBOR01M + 2.750%) due 03/15/2024 ~		1,383	1,360

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		4,408	2,645

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		2,436	2,290

Total Loan Participations and Assignments (Cost $182,350)			159,235

CORPORATE BONDS & NOTES 60.5%

BANKING & FINANCE 12.6%

Ally Financial, Inc.
8.000% due 11/01/2031 (k)		927	1,015

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (k)		3,900	2,911

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		1,500	1,242

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	1,000	878
2.625% due 04/28/2025 (k)		7,669	7,140
3.625% due 09/24/2024 (k)		1,714	1,662
5.375% due 01/18/2028 •(k)		600	374
8.000% due 01/22/2030 •(k)		3,600	2,416
8.500% due 09/10/2030 •(k)		2,300	1,596
10.500% due 07/23/2029 (k)		863	633

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	700	169

Barclays PLC
5.875% due 09/15/2024 •(g)(h)(k)	GBP	1,400	1,579

BOI Finance BV
7.500% due 02/16/2027 (k)	EUR	2,600	2,207

Corsair International Ltd.
4.850% due 01/28/2027 •		1,000	989

Cosaint Re Pte. Ltd.
10.948% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$700	688

Credit Agricole SA
7.875% due 01/23/2024 •(g)(h)(k)		200	198

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)(k)		200	185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSPA Monetization Trust
6.422% due 10/09/2029		$2,784	$2,772

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		704	699

HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)(k)	EUR	2,100	2,182

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(g)(h)(k)		1,542	1,521
7.500% due 06/27/2024 •(g)(h)(k)		$2,800	2,721

Natwest Group PLC
8.000% due 08/10/2025 •(g)(h)(k)		6,390	6,339

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		6	6

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,207	1,208

Societe Generale SA
7.375% due 10/04/2023 •(g)(h)(k)		600	578

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	444	571

Uniti Group LP
4.750% due 04/15/2028 (k)		$2,200	1,814
6.000% due 01/15/2030 (k)		7,121	4,936

VICI Properties LP
3.875% due 02/15/2029 (k)		5,800	5,000
5.750% due 02/01/2027 (k)		700	666

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)		7,150	6,399

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		660	661

			63,955

INDUSTRIALS 39.0%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (k)	GBP	2,332	2,775

Altice Financing SA
5.750% due 08/15/2029 (k)		$1,925	1,550

Altice France Holding SA
10.500% due 05/15/2027 (k)		4,500	3,785

American Airlines, Inc.
5.500% due 04/20/2026 (k)		1,400	1,291
5.750% due 04/20/2029 (k)		100	86

Arches Buyer, Inc.
4.250% due 06/01/2028 (k)		1,300	1,062

Boeing Co.
5.705% due 05/01/2040 (k)		736	688
5.805% due 05/01/2050 (k)		958	882
5.930% due 05/01/2060 (k)		884	807
6.125% due 02/15/2033 (k)		1,447	1,459

Bombardier, Inc.
7.500% due 03/15/2025 (k)		4,106	3,722

Broadcom, Inc.
3.187% due 11/15/2036 (k)		65	49
4.150% due 11/15/2030 (k)		203	186
4.926% due 05/15/2037 (k)		273	245

Carvana Co.
10.250% due 05/01/2030 (k)		2,200	1,811

CDW LLC
3.569% due 12/01/2031 (k)		800	662

CGG SA
7.750% due 04/01/2027 (k)	EUR	2,250	2,016
8.750% due 04/01/2027 (k)		$6,964	5,934

Charter Communications Operating LLC
3.700% due 04/01/2051 (k)		4,400	2,986
3.850% due 04/01/2061 (k)		400	264
4.400% due 12/01/2061 (k)		1,000	721

CommScope, Inc.
8.250% due 03/01/2027 (k)		6,130	4,861

Community Health Systems, Inc.
8.000% due 03/15/2026 (k)		753	688

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	53

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Condor Merger Sub, Inc.
7.375% due 02/15/2030 (k)		$1,400	$1,142

Coty, Inc.
3.875% due 04/15/2026 (k)	EUR	5,400	5,021
4.750% due 01/15/2029 (k)		$2,200	1,893

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		609	664

DISH DBS Corp.
5.250% due 12/01/2026 (k)		1,560	1,226
5.750% due 12/01/2028 (k)		4,680	3,474

Exela Intermediate LLC
11.500% due 07/15/2026		85	28

Ferroglobe PLC
9.375% due 12/31/2025 (i)(k)		1,550	1,565

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (k)		1,214	1,168

FMG Resources Pty. Ltd.
6.125% due 04/15/2032 (k)		1,100	992

Ford Motor Co.
7.700% due 05/15/2097 (k)		7,315	7,565

Fresh Market, Inc.
9.750% due 05/01/2023		5,650	5,650

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (k)		1,480	1,143

HCA, Inc.
7.500% due 11/15/2095 (k)		1,200	1,229

HF Sinclair Corp.
4.500% due 10/01/2030 (k)		7,320	6,672

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		12,686	10,498

Inter Media & Communication SpA
6.750% due 02/09/2027 (k)	EUR	2,600	2,438

Las Vegas Sands Corp.
3.900% due 08/08/2029 (k)		$300	245

Market Bidco Finco PLC
4.750% due 11/04/2027 (k)	EUR	700	585

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (k)		$1,500	967

NCL Corp. Ltd.
5.875% due 02/15/2027 (k)		1,841	1,578

New Albertsons LP
6.570% due 02/23/2028		5,600	5,495

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		11,300	10,050

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		47	51

Norfolk Southern Corp.
4.100% due 05/15/2121 (k)		600	453

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (e)(g)		753	3

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029 (k)	EUR	2,400	1,816

Oracle Corp.
4.100% due 03/25/2061 (i)(k)		$200	142

Petroleos Mexicanos
2.750% due 04/21/2027 (k)	EUR	4,522	3,566
5.950% due 01/28/2031 (k)		$1,911	1,404
6.700% due 02/16/2032 (k)		2,211	1,691
6.750% due 09/21/2047 (k)		6,368	3,954
6.950% due 01/28/2060 (k)		300	186
7.690% due 01/23/2050 (k)		110	75

Prosus NV
1.985% due 07/13/2033	EUR	600	423
2.085% due 01/19/2030 (k)		1,800	1,445
3.061% due 07/13/2031 (k)		$1,400	1,032
3.680% due 01/21/2030 (k)		1,900	1,515
4.027% due 08/03/2050 (k)		500	311

QVC, Inc.
5.950% due 03/15/2043 (k)		2,277	1,539

Rolls-Royce PLC
4.625% due 02/16/2026 (k)	EUR	100	99

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$1,820	1,830
11.500% due 06/01/2025		517	532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,000	$122

Sands China Ltd.
2.550% due 03/08/2027 (k)		$600	438
3.100% due 03/08/2029		500	355
3.250% due 08/08/2031		400	265
5.400% due 08/08/2028 (k)		5,128	3,962

Schenck Process Holding GmbH
6.875% due 06/15/2023 (k)	EUR	400	411
6.875% due 06/15/2023		350	360

Seagate HDD Cayman
4.091% due 06/01/2029 (k)		$5,000	4,309

Times Square Hotel Trust
8.528% due 08/01/2026		931	958

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		2,082	1,806
5.750% due 09/30/2039 (k)		8,581	7,804

Transocean Pontus Ltd.
6.125% due 08/01/2025 (k)		2,113	1,936

Transocean, Inc.
7.250% due 11/01/2025		74	55
7.500% due 01/15/2026		26	19
8.000% due 02/01/2027 (k)		117	79

U.S. Renal Care, Inc.
10.625% due 07/15/2027		59	22

United Group BV
4.875% due 07/01/2024 (k)	EUR	100	96

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(k)		$2,015	1,958

Vale SA
0.000% due 12/29/2049 «~(g)	BRL	90,000	7,235

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		$930	700

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)		3,697	3,794

VOC Escrow Ltd.
5.000% due 02/15/2028 (k)		4,200	3,380

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026		2,966	1,733

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)(k)		18,980	18,013

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		7,181	5,801

Wynn Macau Ltd.
5.125% due 12/15/2029		200	124
5.625% due 08/26/2028 (k)		2,200	1,361

			198,981

UTILITIES 8.9%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		3,657	880

Eskom Holdings SOC Ltd.
7.125% due 02/11/2025 (k)		2,770	2,343
8.450% due 08/10/2028 (k)		1,300	1,058

Genesis Energy LP
8.000% due 01/15/2027 (k)		1,463	1,299

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		3,600	3,634

NGD Holdings BV
6.750% due 12/31/2026 (k)		377	168

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)(k)		199	123

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(k)		147	141

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		5,464	1,366

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)(k)		11,200	5,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
3.450% due 07/01/2025 (k)		$217	$204
3.750% due 08/15/2042		22	15
4.000% due 12/01/2046		7	5
4.200% due 03/01/2029 (k)		1,500	1,340
4.250% due 03/15/2046 (k)		1,700	1,245
4.300% due 03/15/2045 (k)		27	20
4.450% due 04/15/2042 (k)		213	160
4.500% due 07/01/2040 (k)		2,303	1,788
4.500% due 12/15/2041 (k)		275	203
4.550% due 07/01/2030 (k)		3,722	3,311
4.600% due 06/15/2043 (k)		118	90
4.750% due 02/15/2044 (k)		3,754	2,884
4.950% due 07/01/2050 (k)		3,358	2,686

Peru LNG SRL
5.375% due 03/22/2030 (k)		5,540	4,488

Petrobras Global Finance BV
6.625% due 01/16/2034 (k)	GBP	100	112

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038 (k)		$390	393
4.377% due 06/01/2041 (k)		430	425
4.451% due 12/01/2049 (k)		2,300	2,323
4.674% due 12/01/2053 (k)		500	501

Rio Oil Finance Trust
8.200% due 04/06/2028 (k)		224	233
9.250% due 07/06/2024 (k)		1,471	1,525
9.750% due 01/06/2027 (k)		126	135
9.750% due 01/06/2027		152	162

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024 (k)		287	273

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (k)		4,697	4,139

			45,171

Total Corporate Bonds & Notes (Cost $371,064)			308,107

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026		3,400	2,305

Total Convertible Bonds & Notes (Cost $3,400)			2,305

MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		530	466

ILLINOIS 2.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040 (k)		11,200	12,882

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		85	90

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		20	22

			12,994

PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (e)		1,294	646

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (e)		334	188
4.000% due 07/01/2033		259	238
4.000% due 07/01/2035		233	209
4.000% due 07/01/2037		200	177
4.000% due 07/01/2041		198	172

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (e)	$133	$122
5.250% due 07/01/2023	290	295

		2,047

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	330	307

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	44,400	3,597

Total Municipal Bonds & Notes (Cost $18,655)		19,411

U.S. GOVERNMENT AGENCIES 2.5%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(k)	16,367	2,635
7.374% due 07/25/2029 •	1,150	1,230

Freddie Mac
3.500% due 05/25/2050 (a)(k)	1,907	390
5.992% due 11/25/2055 «~	7,756	4,747
9.174% due 12/25/2027 •	3,261	3,193
12.374% due 03/25/2025 •	380	383

Total U.S. Government Agencies (Cost $17,473)		12,578

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%

Banc of America Funding Trust
6.000% due 07/25/2037 ^	174	149

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	135	117

BCAP LLC Trust
2.917% due 03/27/2036 ~	1,476	1,124
3.071% due 08/28/2037 ~	2,261	2,236
4.737% due 03/26/2037 þ	664	905

Bear Stearns ALT-A Trust
2.124% due 01/25/2036 ^•	544	734
2.771% due 11/25/2035 ^~	2,853	2,640
2.954% due 11/25/2036 ^~	2,594	1,465
3.127% due 09/25/2035 ^~	253	160
3.224% due 09/25/2047 ^~	3,952	2,289
3.497% due 08/25/2036 ^~	587	338

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	145	145

CD Mortgage Trust
5.688% due 10/15/2048	352	321

Chase Mortgage Finance Trust
2.954% due 12/25/2035 ^~	4	4
6.000% due 07/25/2037 ^	520	280

Citigroup Mortgage Loan Trust
2.943% due 04/25/2037 ^~	130	112

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	580	99

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	737	477

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	202	105
5.750% due 01/25/2035	145	140
5.750% due 02/25/2035	203	157
5.750% due 03/25/2037 ^	412	263
6.000% due 02/25/2035	691	564
6.000% due 04/25/2036	711	387
6.000% due 02/25/2037 ^	3,972	1,793
6.000% due 04/25/2037 ^	733	398
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	1,035	531
6.500% due 08/25/2036 ^	373	157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.939% due 09/20/2036 ^~		$146	$132
6.000% due 07/25/2037		1,093	573

Credit Suisse Mortgage Capital Certificates
2.935% due 10/26/2036 ~		6,498	5,638

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		4,600	4,410

GSR Mortgage Loan Trust
3.812% due 08/25/2034 ~		224	208
6.000% due 02/25/2036 ^		1,312	666

HarborView Mortgage Loan Trust
2.092% due 01/19/2036 ^•		550	515
3.913% due 06/19/2036 ^~		3,882	2,011

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,318	1,407

Jackson Park Trust
3.350% due 10/14/2039 ~		1,772	1,329

Jefferies Resecuritization Trust
6.000% due 05/26/2036		7,017	3,563

JP Morgan Alternative Loan Trust
3.385% due 03/25/2037 ^~		781	780
6.000% due 12/25/2035 ^		829	655

JP Morgan Mortgage Trust
2.811% due 02/25/2036 ^~		1,062	831
2.856% due 01/25/2037 ^~		246	209
2.976% due 04/25/2037 ~		3	3

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		47	43

Lehman XS Trust
2.064% (US0001M + 0.440%) due 06/25/2047 ~		1,007	913

MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,453	631

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~		441	257

Residential Accredit Loans, Inc. Trust
2.084% due 05/25/2037 ^•		84	72
3.537% due 12/26/2034 ^~		861	380
6.000% due 08/25/2036 ^		166	150

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,379	1,041
6.250% due 09/25/2037 ^		2,411	1,145

Residential Funding Mortgage Securities, Inc. Trust
3.977% due 02/25/2037 ~		852	631
6.500% due 03/25/2032		86	83

Sequoia Mortgage Trust
2.588% due 02/20/2047 ~		145	122
2.901% due 07/20/2037 ^~		270	231

Structured Adjustable Rate Mortgage Loan Trust
2.999% due 11/25/2036 ^~		1,155	1,018
3.074% due 07/25/2035 ^~		340	300
3.167% due 01/25/2036 ^~		1,278	850

SunTrust Adjustable Rate Mortgage Loan Trust
2.279% due 04/25/2037 ^~		171	108
2.307% due 02/25/2037 ^~		117	104

WaMu Mortgage Pass-Through Certificates Trust
3.107% due 07/25/2037 ^~		236	226
3.125% due 02/25/2037 ^~		274	259
3.331% due 10/25/2036 ^~		1,113	1,024
3.368% due 07/25/2037 ^~		469	450

Washington Mutual Mortgage Pass-Through Certificates Trust
1.316% due 05/25/2047 ^•		57	7
6.000% due 10/25/2035 ^		1,026	757

Total Non-Agency Mortgage-Backed Securities (Cost $60,830)			51,822

ASSET-BACKED SECURITIES 13.4%

ACE Securities Corp. Home Equity Loan Trust
2.209% due 02/25/2036 •		23,870	20,433

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	705

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	1,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
2.004% due 03/25/2036 •		$3,116	$1,813

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	1,600	860

Bear Stearns Asset-Backed Securities Trust
1.764% (US0001M + 0.140%) due 10/25/2036 ^~		$2,015	2,815
6.500% due 10/25/2036 ^		337	197

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		175,347	88

Carlyle U.S. CLO Ltd.
0.000% due 07/20/2029 ~		1,895	731

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	693
0.010% due 10/22/2031 ~		1,500	398

Citigroup Mortgage Loan Trust
1.784% due 12/25/2036 •		1,371	790

First Franklin Mortgage Loan Trust
2.569% (US0001M + 0.945%) due 09/25/2035 ~		3,443	3,175
2.599% due 05/25/2036 •		6,572	5,898

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(e)		8	480

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	160

Home Equity Mortgage Loan Asset-Backed Trust
1.784% due 07/25/2037 •		$8,104	4,890

JP Morgan Mortgage Acquisition Trust
4.436% due 10/25/2030 ^þ		3,678	2,270

Lehman XS Trust
5.670% due 08/25/2035 ^þ		23	24

LNR CDO Ltd.
1.913% (US0001M + 0.280%) due 02/28/2043 ~		1,616	33

Marlette Funding Trust
0.000% due 09/17/2029 «(e)		7	554

Merrill Lynch Mortgage Investors Trust
1.944% (US0001M + 0.320%) due 04/25/2037 ~		389	232

Morgan Stanley ABS Capital, Inc. Trust
1.924% (US0001M + 0.300%) due 06/25/2036 ~		265	232

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		431	234

Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
3.394% due 10/25/2034 •		573	562

Residential Asset Mortgage Products Trust
2.824% (US0001M + 0.800%) due 01/25/2035 ^~		2,096	1,962

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(e)		3	2,836

SLM Student Loan Trust
0.000% due 01/25/2042 «(e)		4	1,437

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(e)		1	601
0.000% due 10/15/2048 «(e)		1	462

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (e)		4,300	576
0.000% due 07/25/2040 «(e)		21	287

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(e)		1,718	277

South Coast Funding Ltd.
2.002% due 08/10/2038 •		5,715	545
2.002% (US0003M + 0.600%) due 08/10/2038 ~		3,810	363

Symphony CLO Ltd.
5.638% due 07/14/2026 •		2,000	1,927

Taberna Preferred Funding Ltd.
1.432% due 07/05/2035 •		2,263	2,060
1.743% due 08/05/2036 •		286	254
1.743% due 08/05/2036 ^•		5,286	4,705

Total Asset-Backed Securities (Cost $84,107)			68,530

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	55

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$3,343	$709
1.000% due 07/09/2029		669	158
1.125% due 07/09/2035 þ		3,289	683
1.125% due 07/09/2046 þ		115	27
2.000% due 01/09/2038 þ(k)		10,995	3,216
2.500% due 07/09/2041 þ(k)		5,955	1,548
15.500% due 10/17/2026	ARS	53,560	63
47.331% (BADLARPP) due 10/04/2022 ~		58	0

Autonomous City of Buenos Aires
52.234% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	79
53.715% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	335

Ghana Government International Bond
6.375% due 02/11/2027 (k)		$600	346
7.875% due 02/11/2035 (k)		600	283
8.750% due 03/11/2061		200	95

Ivory Coast Government International Bond
4.875% due 01/30/2032 (k)	EUR	1,300	984
6.625% due 03/22/2048 (k)		600	423

Provincia de Buenos Aires
49.102% due 04/12/2025 (k)	ARS	136,652	459
49.102% due 04/12/2025		100	0

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	314	319
3.900% due 01/30/2033		693	733
4.000% due 01/30/2037		543	601
4.200% due 01/30/2042		678	758

Russia Government International Bond
1.125% due 11/20/2027		100	29

Ukraine Government International Bond
4.375% due 01/27/2030 (k)		1,054	276

Venezuela Government International Bond
6.000% due 12/09/2049		$240	19
8.250% due 10/13/2024 ^(c)		28	2
9.250% due 09/15/2027 ^(c)		308	27

Total Sovereign Issues (Cost $23,142)			12,172

		SHARES
COMMON STOCKS 4.3%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)		531,903	569

iHeartMedia, Inc. ‘A’ (d)		126,306	997

iHeartMedia, Inc. ‘B’ «(d)		98,039	696

			2,262

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(i)		1,070	16

Noble Corp. (d)(i)		21,573	547

Valaris Ltd. (d)		1,224	51

			614

FINANCIALS 1.0%

Intelsat SA «(d)(i)		172,828	4,839

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.8%

Neiman Marcus Group Ltd. LLC «(d)(i)	73,491	$12,703

Syniverse Holdings, Inc. «(d)(i)	1,724,793	1,690

Voyager Aviation Holdings LLC (d)	995	0

Westmoreland Mining Holdings «(d)(i)	50,497	0

		14,393

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)	114,060	27

Total Common Stocks (Cost $26,037)		22,135

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	18,304	87

Total Rights (Cost $0)		87

WARRANTS 2.2%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	605	2

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	18,079	90

		92

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	775,000	464

INFORMATION TECHNOLOGY 2.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	493,740	10,529

Total Warrants (Cost $8,255)		11,085

PREFERRED SECURITIES 10.1%

BANKING & FINANCE 4.2%

AGFC Capital Trust
2.794% (US0003M + 1.750%) due 01/15/2067 ~(k)	2,300,000	1,257

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	70,000	63

Compeer Financial ACA
4.875% due 08/15/2026 •(g)(k)	1,600,000	1,418

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	1,000,000	955

Nationwide Building Society
10.250% ~(g)	34,150	6,090

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)(k)	11,166,450	11,395

		21,178

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 5.9%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(g)(k)		261,000	$230

Sequa Corp. (15.000% PIK)
15.000% «(b)		24,889	28,239

Voyager Aviation Holdings LLC
9.500% «		5,971	1,805

			30,274

Total Preferred Securities (Cost $43,734)			51,452

REAL ESTATE INVESTMENT TRUSTS 2.6%

REAL ESTATE 2.6%

CBL & Associates Properties, Inc.		2,634	62

Uniti Group, Inc.		239,397	2,255

VICI Properties, Inc.		368,559	10,979

Total Real Estate Investment Trusts (Cost $5,944)			13,296

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (j) 5.3%

			27,230

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (e)(f)	ARS	79,100	265

U.S. TREASURY BILLS 1.8%
0.633% due 07/19/2022 (e)(f)(k)		$9,400	9,395

Total Short-Term Instruments (Cost $36,992)			36,890

Total Investments in Securities (Cost $881,983)			769,105

Total Investments 150.9% (Cost $881,983)			$769,105

Financial Derivative Instruments (l)(m) 0.1% (Cost or Premiums, net $5,166)			758

Auction Rate Preferred Shares (4.6)%			(23,525)

Other Assets and Liabilities, net (46.4)%			(236,796)

Net Assets Applicable to Common Shareholders 100.0%			$509,542

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$16	$16	0.00%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017	1,550	1,565	0.31
Intelsat SA	06/19/2017 - 02/23/2022	12,540	4,839	0.95
Neiman Marcus Group Ltd. LLC	09/25/2020	2,408	12,703	2.49
Noble Corp.	02/05/2021 - 02/27/2021	273	547	0.11
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 - 08/12/2021	220	142	0.03
Syniverse Holdings, Inc.	05/12/2022	1,690	1,690	0.33
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,455	0	0.00

		$20,152	$21,502	4.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,030	U.S. Treasury Notes 3.000% due 06/30/2024	$(1,051)	$1,030	$1,030
NOM	1.480	06/30/2022	07/01/2022	26,200	U.S. Treasury Bonds 4.375% due 05/15/2040	(26,825)	26,200	26,201

Total Repurchase Agreements						$(27,876)	$27,230	$27,231

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.880%	06/10/2022	09/12/2022			$(3,174)	$(3,177)
BPS	(4.000)	05/04/2022	TBD	(3)	EUR	(212)	(220)
	(0.300)	05/05/2022	08/04/2022			(2,611)	(2,734)
	(0.300)	06/24/2022	07/25/2022			(556)	(583)
	(0.240)	05/12/2022	08/10/2022			(2,046)	(2,143)
	(0.120)	05/10/2022	08/09/2022			(213)	(224)
	1.250	03/18/2022	09/16/2022			$(3,874)	(3,888)
	1.250	04/07/2022	09/16/2022			(400)	(402)
	1.420	03/23/2022	09/23/2022			(3,134)	(3,146)
	1.430	03/21/2022	09/22/2022			(3,352)	(3,365)
	1.430	04/25/2022	09/22/2022			(371)	(372)
	1.750	06/29/2022	10/27/2022			(774)	(774)
	1.820	06/06/2022	09/02/2022			(604)	(605)
	1.850	06/27/2022	07/26/2022			(1,799)	(1,799)
	1.930	05/13/2022	08/12/2022			(3,852)	(3,862)
	1.990	04/27/2022	10/27/2022			(2,200)	(2,208)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	57

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.000%	06/06/2022	09/02/2022			$(5,621)	$(5,629)
	2.380	06/23/2022	09/26/2022			(1,371)	(1,371)
	2.420	06/15/2022	09/15/2022			(3,850)	(3,854)
BRC	(3.000)	02/14/2022	TBD	(3)	EUR	(1,067)	(1,110)
	(1.000)	02/18/2022	TBD	(3)		(176)	(184)
	(0.320)	11/05/2021	TBD	(3)		(1,550)	(1,620)
	1.950	05/13/2022	08/16/2022			$(728)	(730)
	1.950	06/17/2022	TBD	(3)		(4,079)	(4,083)
	1.950	06/30/2022	TBD	(3)		(1,120)	(1,121)
	1.950	07/01/2022	TBD	(3)		(871)	(871)
	2.000	06/17/2022	TBD	(3)		(13,626)	(13,637)
	2.070	06/17/2022	TBD	(3)		(8,907)	(8,915)
BYR	2.110	05/10/2022	08/10/2022			(6,909)	(6,922)
	2.110	05/12/2022	09/26/2022			(1,087)	(1,089)
CDC	0.530	01/13/2022	07/14/2022			(917)	(920)
	0.530	04/18/2022	07/14/2022			(499)	(499)
	1.080	04/06/2022	07/06/2022			(1,257)	(1,260)
	1.080	04/07/2022	07/06/2022			(1,131)	(1,134)
	1.110	03/18/2022	09/14/2022			(1,116)	(1,119)
	1.150	03/07/2022	09/06/2022			(3,805)	(3,819)
	1.160	04/21/2022	07/22/2022			(1,316)	(1,319)
	1.230	04/14/2022	07/14/2022			(1,371)	(1,375)
	1.350	05/02/2022	08/02/2022			(6,876)	(6,891)
	1.400	03/21/2022	09/16/2022			(5,967)	(5,991)
	1.480	05/09/2022	08/09/2022			(287)	(288)
	1.590	04/01/2022	09/30/2022			(4,981)	(5,001)
	1.710	06/24/2022	10/11/2022			(1,459)	(1,459)
	1.740	06/07/2022	09/07/2022			(2,887)	(2,891)
	1.750	06/10/2022	09/12/2022			(1,408)	(1,409)
	1.940	06/10/2022	09/12/2022			(244)	(244)
CEW	(0.380)	04/19/2022	07/19/2022		EUR	(3,733)	(3,909)
	1.370	05/25/2022	TBD	(3)	GBP	(2,309)	(2,813)
CIB	2.500	06/16/2022	09/16/2022			$(2,586)	(2,589)
FBF	(0.850)	06/01/2022	08/30/2022		EUR	(2,070)	(2,168)
	(0.250)	06/17/2022	TBD	(3)		$(1,472)	(1,472)
IND	1.010	04/27/2022	09/15/2022			(3,216)	(3,222)
	1.050	04/06/2022	07/06/2022			(1,806)	(1,810)
	1.120	04/29/2022	09/15/2022			(1,786)	(1,789)
	1.770	06/09/2022	09/12/2022			(201)	(201)
	1.790	06/10/2022	09/13/2022			(1,526)	(1,528)
	2.260	06/24/2022	09/26/2022			(5,865)	(5,868)
	2.400	06/24/2022	09/26/2022			(2,670)	(2,671)
JML	(5.500)	05/11/2022	TBD	(3)	EUR	(374)	(389)
	(4.000)	06/24/2022	TBD	(3)		(1,034)	(1,083)
	(3.000)	05/19/2022	TBD	(3)		(147)	(153)
	(3.000)	06/24/2022	TBD	(3)		(353)	(370)
	(1.000)	02/18/2022	TBD	(3)		(468)	(488)
	(0.650)	06/07/2022	TBD	(3)		(102)	(106)
	(0.450)	06/24/2022	TBD	(3)		(6,224)	(6,522)
	(0.400)	05/11/2022	08/17/2022			(1,974)	(2,067)
	(0.400)	05/12/2022	08/12/2022			(1,345)	(1,409)
	(0.350)	05/05/2022	08/04/2022			(1,773)	(1,857)
	(0.350)	05/10/2022	08/09/2022			(1,888)	(1,978)
	(0.350)	05/12/2022	08/12/2022			(10,124)	(10,604)
	(0.200)	06/07/2022	09/05/2022			(464)	(486)
	1.250	10/22/2021	TBD	(3)	GBP	(1,310)	(1,599)
	1.950	06/17/2022	07/29/2022			$(328)	(328)
	2.000	06/17/2022	07/29/2022			(4,229)	(4,232)
MBC	(0.450)	02/11/2022	TBD	(3)	EUR	(641)	(670)
MEI	1.390	04/19/2022	07/20/2022			$(1,487)	(1,491)
NOM	1.000	03/28/2022	07/01/2022			(2,157)	(2,163)
	1.000	03/29/2022	07/01/2022			(507)	(509)
	1.000	03/31/2022	07/05/2022			(5,916)	(5,931)
	1.900	06/17/2022	TBD	(3)		(271)	(271)
	2.350	06/17/2022	TBD	(3)		(3,267)	(3,270)
	2.700	06/24/2022	09/23/2022			(4,074)	(4,076)
RDR	1.400	06/06/2022	07/11/2022			(3,587)	(3,591)
	2.420	06/24/2022	09/26/2022			(3,172)	(3,174)
	2.620	06/24/2022	09/26/2022			(206)	(207)
SCX	(0.390)	05/10/2022	08/09/2022		EUR	(1,415)	(1,482)
	(0.200)	06/13/2022	09/08/2022			(1,341)	(1,406)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
SOG	0.670%	04/06/2022	07/06/2022			$(6,256)	$(6,266)
	0.670	04/06/2022	07/08/2022			(1,291)	(1,293)
	0.670	04/12/2022	07/08/2022			(2,517)	(2,521)
	0.670	04/14/2022	07/08/2022			(1,748)	(1,751)
	0.670	04/29/2022	07/06/2022			(635)	(636)
	1.290	06/03/2022	07/05/2022			(91)	(91)
	1.500	04/27/2022	08/01/2022			(3,027)	(3,035)
	1.670	05/09/2022	08/09/2022			(167)	(168)
	1.720	06/21/2022	08/12/2022			(953)	(953)
	1.750	03/29/2022	09/28/2022			(654)	(657)
	2.420	06/15/2022	09/15/2022			(6,612)	(6,619)
	2.520	06/21/2022	09/21/2022			(1,302)	(1,303)
	2.580	07/05/2022	10/06/2022			(84)	(84)
TDM	1.850	06/17/2022	TBD	(3)		(2,620)	(2,622)
UBS	(0.190)	06/01/2022	08/30/2022		EUR	(2,104)	(2,205)
	1.300	04/01/2022	07/01/2022			(2,871)	(2,880)
	1.300	06/15/2022	07/01/2022			(818)	(818)
	1.350	04/14/2022	07/14/2022			(9,539)	(9,567)
	1.500	05/27/2022	08/24/2022		GBP	(92)	(112)
	1.850	06/17/2022	TBD	(3)		$(4,515)	(4,518)
	1.900	06/17/2022	TBD	(3)		(3,852)	(3,855)
	1.900	06/17/2022	TBD	(3)		(2,489)	(2,491)
	1.900	07/01/2022	TBD	(3)		(1,886)	(1,886)
	2.450	06/17/2022	09/19/2022			(1,646)	(1,648)
	2.700	06/27/2022	09/27/2022			(8,157)	(8,159)
	2.700	07/01/2022	10/03/2022			(3,010)	(3,010)

Total Reverse Repurchase Agreements							$(277,357)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(3,177)	$0	$(3,177)	$3,289	$112
BPS	0	(37,179)	0	(37,179)	41,937	4,758
BRC	0	(32,271)	0	(32,271)	36,067	3,796
BYR	0	(8,011)	0	(8,011)	8,958	947
CDC	0	(35,619)	0	(35,619)	38,431	2,812
CEW	0	(6,722)	0	(6,722)	6,706	(16)
CIB	0	(2,589)	0	(2,589)	3,025	436
FBF	0	(3,640)	0	(3,640)	4,270	630
FICC	1,030	0	0	1,030	(1,051)	(21)
IND	0	(17,089)	0	(17,089)	18,624	1,535
JML	0	(33,671)	0	(33,671)	38,153	4,482
MBC	0	(670)	0	(670)	669	(1)
MEI	0	(1,491)	0	(1,491)	1,628	137
NOM	26,201	(16,220)	0	9,981	(6,735)	3,246
RDR	0	(6,972)	0	(6,972)	7,436	464
SCX	0	(2,888)	0	(2,888)	3,112	224
SOG	0	(25,377)	0	(25,377)	28,871	3,494
TDM	0	(2,622)	0	(2,622)	2,720	98
UBS	0	(41,149)	0	(41,149)	41,279	130

Total Borrowings and Other Financing Transactions	$27,231	$(277,357)	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	59

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(6,370)	$(46,610)	$(122,831)	$(61,672)	$(237,483)
Sovereign Issues	0	(4,560)	(2,363)	(271)	(7,194)
U.S. Government Agencies	0	0	(2,589)	0	(2,589)
Preferred Securities	0	(1,135)	(12,022)	0	(13,157)
Asset-Backed Securities	0	0	0	0	0
Municipal Bonds & Notes	0	0	0	(11,082)	(11,082)

Total Borrowings	$(6,370)	$(52,305)	$(139,805)	$(73,025)	$(271,505)

Payable for reverse repurchase agreements(5)					$(271,505)

(k)	Securities with an aggregate market value of $293,971 and cash of $11,296 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(332,563) at a weighted average interest rate of 0.474%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(5,852) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	7.828%	$	3,600	$(163)	$(8)	$(171)	$5	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	8.463		100	(8)	0	(8)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	9.229		3,100	(265)	(175)	(440)	0	(3)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.319		3,500	371	(270)	101	0	(11)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.833	EUR	3,363	123	(668)	(545)	0	(63)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406		3,400	(298)	(213)	(511)	0	(32)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		6,200	(677)	73	(604)	0	(53)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096		2,000	(149)	(80)	(229)	0	(19)

							$(1,066)	$(1,341)	$(2,407)	$5	$(181)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	10,700	$1,038	$845	$1,883	$0	$(195)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,000	635	519	1,154	0	(89)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$	1,000	0	16	16	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		64,000	(594)	81	(513)	88	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(5,469)	(805)	267	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		56,800	(960)	5,245	4,285	0	(274)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		43,400	325	(1,588)	(1,263)	280	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,500	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		16,898	0	1,532	1,532	0	(110)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	(3,969)	(233)	478	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		10,400	860	1,034	1,894	0	(69)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		46,800	3,315	5,249	8,564	0	(345)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		36,100	(572)	4,482	3,910	0	(262)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	17,516	11,990	2,806	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	1,562	1,502	0	(70)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	01/22/2050	$	14,500	$(33)	$3,264	$3,231	$0	$(221)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	3,059	3,001	0	(235)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	1,479	1,446	0	(95)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		10,900	798	(2,852)	(2,054)	90	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		152,900	(2,458)	38,562	36,104	0	(2,364)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	(239)	(51)	12	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	1,269	1,428	0	(136)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	611	1,194	0	(107)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	700	925	0	(67)

							$6,232	$72,908	$79,140	$4,021	$(4,639)

Total Swap Agreements							$5,166	$71,567	$76,733	$4,026	$(4,820)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,026	$4,026	$0	$0	$(4,820)	$(4,820)

Cash of $20,456 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	6,897		$8,720	$325	$0
	07/2022		$452	EUR	428	0	(3)
	07/2022		650	GBP	532	0	(2)
	08/2022		377	PEN	1,457	2	0
	02/2023	PEN	1,457		$371	0	(2)

BPS	07/2022	AUD	122		85	0	0
	07/2022		$46,711	EUR	44,410	0	(172)
	08/2022	EUR	40,977		$43,178	157	0
	08/2022	GBP	6,278		7,628	0	(18)
	10/2022		$2,515	PEN	10,265	141	0

BRC	07/2022		574	GBP	467	0	(6)

CBK	07/2022	PEN	202		$51	0	(1)
	08/2022		1,457		360	0	(19)
	10/2022		1,731		438	0	(9)
	11/2022		3,404		858	0	(21)
	12/2022		1,239		319	1	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	61

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2023	PEN	1,627		$421	$5	$0

HUS	07/2022	AUD	296		214	9	0
	07/2022	EUR	1,290		1,356	4	0
	07/2022	GBP	380		467	5	0
	07/2022		$288	AUD	418	1	0
	08/2022	AUD	418		$288	0	(1)
	08/2022	CAD	271		211	1	0

RBC	08/2022		937		725	0	(4)

SOG	07/2022	EUR	43,213		46,446	1,161	0

UAG	09/2022		$90	MXN	1,800	0	(2)

Total Forward Foreign Currency Contracts						$1,812	$(260)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$327	$0	$0	$327	$(7)	$0	$0	$(7)	$320	$(300)	$20
BPS	298	0	0	298	(190)	0	0	(190)	108	(270)	(162)
BRC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
CBK	6	0	0	6	(50)	0	0	(50)	(44)	0	(44)
HUS	20	0	0	20	(1)	0	0	(1)	19	0	19
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SOG	1,161	0	0	1,161	0	0	0	0	1,161	(1,320)	(159)
UAG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$1,812	$0	$0	$1,812	$(260)	$0	$0	$(260)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$5	$0	$0	$4,021	$4,026

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,812	$0	$1,812

	$0	$5	$0	$1,812	$4,021	$5,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$181	$0	$0	$4,639	$4,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$260	$0	$260

	$0	$181	$0	$260	$4,639	$5,080

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$817	$0	$0	$31,501	$32,318

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,558	$0	$8,558
Swap Agreements	0	0	0	0	304	304

	$0	$0	$0	$8,558	$304	$8,862

	$0	$817	$0	$8,558	$31,805	$41,180

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,028)	$0	$0	$(28,557)	$(30,585)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,504	$0	$1,504
Swap Agreements	0	0	0	0	(307)	(307)

	$0	$0	$0	$1,504	$(307)	$1,197

	$0	$(2,028)	$0	$1,504	$(28,864)	$(29,388)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$130,820	$28,415	$159,235
Corporate Bonds & Notes
Banking & Finance	0	63,955	0	63,955
Industrials	0	173,733	25,248	198,981
Utilities	0	45,171	0	45,171
Convertible Bonds & Notes
Industrials	0	2,305	0	2,305
Municipal Bonds & Notes
California	0	466	0	466
Illinois	0	12,994	0	12,994
Puerto Rico	0	2,047	0	2,047
Virginia	0	307	0	307
West Virginia	0	3,597	0	3,597
U.S. Government Agencies	0	7,831	4,747	12,578
Non-Agency Mortgage-Backed Securities	0	51,822	0	51,822
Asset-Backed Securities	0	61,596	6,934	68,530
Sovereign Issues	0	12,172	0	12,172
Common Stocks
Communication Services	1,566	0	696	2,262
Energy	598	0	16	614
Financials	0	0	4,839	4,839
Industrials	0	0	14,393	14,393
Materials	0	0	27	27
Rights
Financials	0	0	87	87
Warrants
Financials	0	0	92	92
Industrials	0	0	464	464
Information Technology	0	0	10,529	10,529

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Preferred Securities
Banking & Finance	$0	$21,178	$0	$21,178
Industrials	0	230	30,044	30,274
Real Estate Investment Trusts
Real Estate	13,296	0	0	13,296
Short-Term Instruments
Repurchase Agreements	0	27,230	0	27,230
Argentina Treasury Bills	0	265	0	265
U.S. Treasury Bills	0	9,395	0	9,395

Total Investments	$15,460	$627,114	$126,531	$769,105

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,026	0	4,026
Over the counter	0	1,812	0	1,812

	$0	$5,838	$0	$5,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,820)	0	(4,820)
Over the counter	0	(260)	0	(260)

	$0	$(5,080)	$0	$(5,080)

Total Financial Derivative Instruments	$0	$758	$0	$758

Totals	$15,460	$627,872	$126,531	$769,863

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	63

Schedule of Investments	PIMCO Corporate & Income Strategy Fund	(Cont.)	June 30, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$11,556	$36,275	$(7,675)	$633	$180	$(10,187)	$279	$(2,646)	$28,415	$(11,697)
Corporate Bonds & Notes
Industrials	720	19,750	(810)	0	(41)	(1,742)	7,371	0	25,248	(1,737)
U.S. Government Agencies	4,829	0	(108)	13	36	(23)	0	0	4,747	0
Asset-Backed Securities	8,980	0	0	90	0	(1,559)	0	(577)	6,934	(1,433)
Common Stocks
Communication Services	2,281	0	0	0	0	(1,585)	0	0	696	(1,585)
Energy	16	0	0	0	0	0	0	0	16	0
Financials	0	12,540	0	0	0	(7,701)	0	0	4,839	(7,701)
Industrials	8,086	1,689	0	0	0	4,618	0	0	14,393	4,617
Materials(2)	807	0	(785)	0	62	(57)	0	0	27	26
Rights
Financials	0	0	0	0	0	87	0	0	87	87
Warrants
Financials	0	4,204	0	0	(43)	(4,069)	0	0	92	(4,069)
Industrials	488	0	0	0	0	(24)	0	0	464	(24)
Information Technology	11,018	0	0	0	0	(489)	0	0	10,529	(489)
Preferred Securities
Industrials	25,489	0	0	0	0	4,555	0	0	30,044	4,556

Totals	$74,270	$74,458	$(9,378)	$736	$194	$(18,176)	$7,650	$(3,223)	$126,531	$(19,449)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,316	Reference Instrument	Yield		6.366	—
	7,661	Proxy Pricing	Base Price		65.125	—
	17,438	Third Party Vendor	Broker Quote		62.500-98.875	93.186
Corporate Bonds & Notes
Industrials	18,013	Discounted Cash Flow	Discount Rate		12.080	—
	7,235	Reference Instrument	Weighted Average	BRL	42.864	—
U.S. Government Agencies	4,747	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	5,816	Discounted Cash Flow	Discount Rate		7.500-20.000	16.942
	1,118	Proxy Pricing	Base Price		16.120-8,200.000	4,421.605
Common Stocks
Communication Services	696	Reference Instrument	Liquidity Discount		10.000	—
Energy	16	Other Valuation Techniques(3)	—		—	—
Financials	4,839	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
Industrials	12,703	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
	1,690	Reference Instrument	Purchase Price	$	0.980	—
Materials	27	Comparable Companies	EBITDA Multiple	X	0.977	—
Rights
Financials	87	Other Valuation Techniques(3)	—		—	—
Warrants
Financials	2	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
	90	Other Valuation Techniques(3)	—		—	—
Industrials	464	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
Information Technology	10,529	Comparable Companies / Discounted Cash Flow	EBITDA Multiple	X	3.875	—
Preferred Securities
Industrials	28,239	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
	1,805	Comparable Companies / Discounted Cash Flow	Book Value Multiple / Discount Rate	X/%	0.260/21.660	—

Total	$126,531

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Income Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.9%

AmSurg Corp.
13.000% due 04/30/2028 «		$20,345	$18,921

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		7,694	7,266

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		6,543	6,317

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,481	2,411
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		$1,221	1,099

Diamond Sports Group LLC
9.181% due 05/26/2026		6,800	6,715

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		1,615	1,595
8.875%% due 04/30/2027		8,885	8,773

Fly Funding SARL
7.012% - 7.611% (LIBOR03M + 6.000%) due 10/08/2025 «~		372	367

Forbes Energy Services LLC (7.000% PIK)
7.000% due 09/30/2022 «(b)		954	0

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		7,428	7,340
9.590% due 10/18/2027 «	CAD	1,622	1,246

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$4,589	4,210

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		105	66

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		505	259

McAfee LLC
5.145% due 03/01/2029		4,600	4,185

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~		7,642	7,064

Promotora de Informaciones SA
5.250% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	11,661	10,968
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		1,663	1,580

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$1,963	1,799

Rising Tide Holdings, Inc.
6.416% (LIBOR01M + 4.750%) due 06/01/2028 ~		1,287	1,128

Sasol Ltd.
TBD% - 3.345% (LIBOR03M + 1.600%) due 11/23/2022 «~ µ		4,502	4,459

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(b)	EUR	15,234	9,818

Syniverse Holdings, Inc.
8.286% due 05/13/2027		$13,725	12,112

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		15,204	13,582

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		9,370	6,452

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		7,708	4,625

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		2,660	2,501

Total Loan Participations and Assignments (Cost $173,817)			146,858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 54.3%

BANKING & FINANCE 11.0%

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		$1,270	$1,391

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (l)		5,200	3,881

Armor Holdco, Inc.
8.500% due 11/15/2029		1,900	1,574

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (l)		4,256	3,647

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,400	1,229
2.625% due 04/28/2025 (l)		9,492	8,837
3.625% due 09/24/2024 (l)		2,131	2,066
5.375% due 01/18/2028 •(l)		1,700	1,059
8.000% due 01/22/2030 •(l)		3,497	2,347
8.500% due 09/10/2030 •(l)		3,500	2,429
10.500% due 07/23/2029 (l)		800	587

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	242

Barclays PLC
5.875% due 09/15/2024 •(h)(i)(l)	GBP	1,800	2,030
6.375% due 12/15/2025 •(h)(i)		400	449
7.125% due 06/15/2025 •(h)(i)(l)		1,600	1,874

BOI Finance BV
7.500% due 02/16/2027 (l)	EUR	3,300	2,801

Claveau Re Ltd.
18.945% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,169

Corebridge Financial, Inc.
4.400% due 04/05/2052 (l)		800	669

Corsair International Ltd.
4.850% due 01/28/2027 •	EUR	1,000	989

Cosaint Re Pte. Ltd.
10.948% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	984

Credit Agricole SA
7.875% due 01/23/2024 •(h)(i)		250	247

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)		200	174
7.500% due 07/17/2023 •(h)(i)(l)		400	370

GSPA Monetization Trust
6.422% due 10/09/2029		4,598	4,576

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		939	932

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(h)(i)	EUR	716	706

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		$1,545	1,546

Societe Generale SA
7.375% due 10/04/2023 •(h)(i)(l)		900	867

Uniti Group LP
4.750% due 04/15/2028 (l)		2,800	2,309
6.000% due 01/15/2030 (l)		7,563	5,242

VICI Properties LP
3.875% due 02/15/2029 (l)		6,900	5,948

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		7,250	6,489

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		840	841

			70,501

INDUSTRIALS 33.8%

AA Bond Co. Ltd.
5.500% due 07/31/2050 (l)	GBP	895	1,065

Altice Financing SA
5.750% due 08/15/2029 (l)		$972	783

American Airlines Pass-Through Trust
3.375% due 11/01/2028 (l)		1,042	936
3.700% due 04/01/2028 (l)		300	261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arches Buyer, Inc.
4.250% due 06/01/2028 (l)		$1,600	$1,307

Boeing Co.
5.705% due 05/01/2040 (l)		962	899
5.805% due 05/01/2050 (l)		822	756
5.930% due 05/01/2060 (l)		1,112	1,015
6.125% due 02/15/2033 (l)		1,909	1,924

Bombardier, Inc.
7.500% due 03/15/2025 (l)		4,218	3,824

Broadcom, Inc.
3.187% due 11/15/2036 (l)		15	11
4.000% due 04/15/2029 (l)		1,500	1,391
4.150% due 11/15/2030 (l)		121	111
4.150% due 04/15/2032 (l)		1,400	1,266
4.926% due 05/15/2037 (l)		163	146

CGG SA
7.750% due 04/01/2027	EUR	1,000	896
8.750% due 04/01/2027 (l)		$7,789	6,637

Charter Communications Operating LLC
3.700% due 04/01/2051 (l)		5,900	4,004
3.850% due 04/01/2061 (l)		2,100	1,385
3.900% due 06/01/2052 (l)		2,000	1,392
4.400% due 12/01/2061 (l)		200	144
4.800% due 03/01/2050 (l)		551	438

CommScope, Inc.
8.250% due 03/01/2027 (l)		7,757	6,151

Condor Merger Sub, Inc.
7.375% due 02/15/2030		1,800	1,468

Coty, Inc.
3.875% due 04/15/2026 (l)	EUR	7,300	6,787
4.750% due 01/15/2029 (l)		$2,700	2,323

DISH DBS Corp.
5.250% due 12/01/2026 (l)		2,000	1,571
5.750% due 12/01/2028 (l)		5,880	4,365

Exela Intermediate LLC
11.500% due 07/15/2026		125	42

Ferroglobe PLC
9.375% due 12/31/2025 (j)(l)		2,450	2,475

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		2,040	1,963
6.875% due 03/01/2026 (l)		1,348	1,244

FMG Resources Pty. Ltd.
6.125% due 04/15/2032 (l)		1,300	1,173

Ford Motor Co.
7.700% due 05/15/2097 (l)		15,515	16,046

Fresh Market, Inc.
9.750% due 05/01/2023		9,300	9,300

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (l)		1,916	1,480

General Shopping Investments Ltd.
0.928% due 09/20/2022 ^(c)(h)		2,500	357

HCA, Inc.
7.500% due 11/15/2095 (l)		3,462	3,546

HF Sinclair Corp.
4.500% due 10/01/2030 (l)		7,719	7,035

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (l)		16,312	13,498

Inter Media & Communication SpA
6.750% due 02/09/2027 (l)	EUR	3,300	3,095

Magallanes, Inc.
4.279% due 03/15/2032 (l)		$1,300	1,163

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	900	752

NCL Corp. Ltd.
5.875% due 02/15/2027 (l)		$3,004	2,574

New Albertsons LP
6.570% due 02/23/2028		4,021	3,945

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		8,700	7,737

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		60	65

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (f)(h)		3,371	14

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	65

Schedule of Investments	PIMCO High Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.700% due 02/16/2032 (l)		$2,389	$1,827
6.750% due 09/21/2047 (l)		10,479	6,507
6.950% due 01/28/2060 (l)		6,894	4,265
7.690% due 01/23/2050 (l)		150	102

Prosus NV
1.207% due 01/19/2026	EUR	1,000	914

QVC, Inc.
5.950% due 03/15/2043 (l)		$1,500	1,014

Rolls-Royce PLC
4.625% due 02/16/2026 (l)	EUR	300	296

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$2,298	2,311
11.500% due 06/01/2025		653	673

Sands China Ltd.
5.400% due 08/08/2028 (l)		3,379	2,611

Schenck Process Holding GmbH
6.875% due 06/15/2023 (l)	EUR	600	617

Seagate HDD Cayman
4.125% due 01/15/2031 (l)		$700	573

Syngenta Finance NV
5.182% due 04/24/2028		200	203

Topaz Solar Farms LLC
4.875% due 09/30/2039		2,302	1,997
5.750% due 09/30/2039 (l)		5,577	5,072

Transocean Pontus Ltd.
6.125% due 08/01/2025		132	121

Transocean, Inc.
7.250% due 11/01/2025		96	71
7.500% due 01/15/2026		80	57
8.000% due 02/01/2027		162	109

U.S. Renal Care, Inc.
10.625% due 07/15/2027		77	29

United Group BV
4.875% due 07/01/2024	EUR	100	96

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$1,428	1,388

Vale SA
0.000% due 12/29/2049 «~(h)	BRL	120,000	9,647

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		$2,130	1,603

Viking Cruises Ltd.
13.000% due 05/15/2025 (l)		8,659	8,886

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026		2,054	1,200

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)		26,611	25,254

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		7,842	6,335

Wynn Macau Ltd.
5.125% due 12/15/2029		400	249
5.500% due 10/01/2027 (l)		400	259
5.625% due 08/26/2028 (l)		2,800	1,733

			216,779

UTILITIES 9.5%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)(l)		2,237	538

Genesis Energy LP
8.000% due 01/15/2027 (l)		1,345	1,194

Lumen Technologies, Inc.
7.200% due 12/01/2025 (l)		1,122	1,092

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		5,130	5,179

NGD Holdings BV
6.750% due 12/31/2026 (l)		846	376

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		3,189	1,968

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		540	521

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		$15,954	$3,988

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)		9,726	4,775

Pacific Gas & Electric Co.
3.500% due 08/01/2050 (l)		1,426	955
4.000% due 12/01/2046 (l)		600	422
4.200% due 03/01/2029 (l)		2,000	1,787
4.250% due 03/15/2046 (l)		2,300	1,684
4.450% due 04/15/2042 (l)		1,203	905
4.500% due 07/01/2040 (l)		3,488	2,709
4.550% due 07/01/2030 (l)		2,683	2,386
4.600% due 06/15/2043 (l)		200	153
4.750% due 02/15/2044 (l)		7,809	5,999
4.950% due 07/01/2050 (l)		1,054	843
5.450% due 06/15/2027		1,400	1,356

Peru LNG SRL
5.375% due 03/22/2030		6,318	5,118

Petrobras Global Finance BV
6.625% due 01/16/2034 (l)	GBP	200	224

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038 (l)		$490	494
4.377% due 06/01/2041 (l)		550	544
4.451% due 12/01/2049 (l)		2,900	2,928
4.674% due 12/01/2053 (l)		600	601

Rio Oil Finance Trust
8.200% due 04/06/2028		233	242
9.250% due 07/06/2024 (l)		9,148	9,489

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024		2,250	2,146

Transocean Poseidon Ltd.
6.875% due 02/01/2027		146	129

			60,745

Total Corporate Bonds & Notes (Cost $419,974)			348,025

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026		5,100	3,458

Total Convertible Bonds & Notes (Cost $5,100)			3,458

MUNICIPAL BONDS & NOTES 7.6%

DISTRICT OF COLUMBIA 1.8%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	11,420

ILLINOIS 3.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	11,268
7.517% due 01/01/2040		6,705	7,712

			18,980

PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)		1,720	858

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (f)		443	249
4.000% due 07/01/2033		344	316
4.000% due 07/01/2035		310	278
4.000% due 07/01/2037		266	236
4.000% due 07/01/2041		263	229

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (f)		177	162
5.250% due 07/01/2023		385	392

			2,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 1.5%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	$7,455	$9,499

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	555	516

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	66,200	5,363

Total Municipal Bonds & Notes (Cost $44,792)		48,498

U.S. GOVERNMENT AGENCIES 2.4%

Fannie Mae
3.500% due 09/25/2027 (a)	107	7
4.000% due 06/25/2050 (a)(l)	2,412	450
4.476% due 07/25/2050 •(a)(l)	3,764	497
5.000% due 06/25/2050 (a)(l)	3,830	709
10.000% due 01/25/2034 ~	181	197

Freddie Mac
4.476% due 06/25/2050 •(a)(l)	4,182	597
4.776% (US0001M + 6.100%) due 07/15/2035 ~(a)	488	53
4.876% due 02/15/2042 •(a)	799	74
5.000% due 06/15/2033 ~(a)	629	99
5.816% due 08/15/2036 •(a)	313	50
5.992% due 11/25/2055 «~	13,388	8,195
10.352% due 05/15/2033 •	26	27
10.824% due 10/25/2027	4,297	4,372

Ginnie Mae
3.500% due 06/20/2042 (a)(l)	42	8
3.500% due 03/20/2043 (a)	562	115
4.500% due 07/20/2042 (a)	100	13
5.000% due 09/20/2042 (a)	183	29

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052	100	93

Total U.S. Government Agencies (Cost $17,667)		15,585

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%

Adjustable Rate Mortgage Trust
1.964% due 05/25/2036 •	3,216	1,306

Banc of America Alternative Loan Trust
1.984% due 06/25/2037 •	2,112	1,583
3.976% due 06/25/2046 ^•(a)	2,863	173
5.016% due 06/25/2037 ^•(a)	2,294	272

Banc of America Funding Trust
6.000% due 07/25/2037 ^	301	258
6.250% due 10/26/2036	4,196	2,244

Banc of America Mortgage Trust
2.733% due 02/25/2036 ^~	8	7

BCAP LLC Trust
0.000% due 06/26/2036 ~	478	307
4.737% due 03/26/2037 þ	1,248	1,702
6.000% due 05/26/2037 ~	4,371	2,145

Bear Stearns Adjustable Rate Mortgage Trust
3.489% due 11/25/2034 ~	8	8

CD Mortgage Trust
5.688% due 10/15/2048	144	132

Chase Mortgage Finance Trust
2.863% due 09/25/2036 ^~	43	36
2.954% due 12/25/2035 ^~	8	8
5.500% due 05/25/2036 ^	1	1

Citigroup Commercial Mortgage Trust
5.693% due 12/10/2049 ~	3,511	1,564

Citigroup Mortgage Loan Trust
3.055% due 11/25/2035 ~	10,290	6,326
3.328% due 07/25/2037 ^~	43	39
6.500% due 09/25/2036	2,493	1,634

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~		$2,980	$510

Countrywide Alternative Loan Trust
2.124% due 12/25/2046 •		1,818	1,555
3.163% due 02/25/2037 ^~		106	99
3.376% (US0001M + 5.000%) due 04/25/2035 ~(a)		2,255	95
6.000% due 02/25/2037 ^		4,134	1,914
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		2,171	1,115
6.500% due 06/25/2036 ^		627	362

Countrywide Home Loan Mortgage Pass-Through Trust
2.920% due 09/25/2047 ^~		18	17
2.939% due 09/20/2036 ^~		257	233
3.726% (US0001M + 5.350%) due 12/25/2036 ~(a)		1,715	108

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,324	938

Eurosail PLC
2.940% due 06/13/2045 •	GBP	3,347	3,157
5.590% (BP0003M + 4.000%) due 06/13/2045 ~		988	1,104

HarborView Mortgage Loan Trust
3.369% due 08/19/2036 ^~		$153	139
3.401% due 08/19/2036 ^~		4	4

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	3,096	2,841

Jackson Park Trust
3.350% due 10/14/2039 ~		$2,311	1,734

JP Morgan Alternative Loan Trust
3.385% due 03/25/2037 ^~		3,068	3,063

JP Morgan Mortgage Trust
3.043% due 07/27/2037 ~		3,910	2,960
4.996% (US0001M + 6.620%) due 01/25/2037 ^~(a)		13,275	2,834

Lehman XS Trust
2.064% (US0001M + 0.440%) due 06/25/2047 ~		1,555	1,410

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.060% due 04/25/2036 ^~		2,832	2,500

Nomura Resecuritization Trust
4.032% due 07/26/2035 ~		4,376	3,864

Residential Asset Securitization Trust
2.024% due 01/25/2046 ^•		169	56
6.250% due 09/25/2037 ^		4,548	2,159
6.500% due 08/25/2036 ^		795	289

Structured Adjustable Rate Mortgage Loan Trust
3.167% due 01/25/2036 ^~		102	68
3.387% due 04/25/2047 ~		299	164

Structured Asset Mortgage Investments Trust
2.004% due 07/25/2046 ^•		6,007	4,666

WaMu Mortgage Pass-Through Certificates Trust
3.340% due 05/25/2037 ^~		71	59

Washington Mutual Mortgage Pass-Through Certificates Trust
5.056% due 04/25/2037 •(a)		7,591	1,638
6.500% due 03/25/2036 ^		4,472	3,332

Total Non-Agency Mortgage-Backed Securities (Cost $72,082)			64,732

ASSET-BACKED SECURITIES 9.4%

ACE Securities Corp. Home Equity Loan Trust
1.904% (US0001M + 0.280%) due 07/25/2036 ~		1,773	1,489

Apidos CLO
0.000% due 07/22/2026 ~		3,000	13

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,150	1,156

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		$185,947	93

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	273
0.000% due 01/25/2032 ~		2,200	941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$4,200	$2,164

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,205
0.010% due 10/22/2031 ~		3,000	796

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,051	236

Countrywide Asset-Backed Certificates Trust
1.894% (US0001M + 0.270%) due 09/25/2046 ~		$12,369	10,210

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	798

Duke Funding Ltd.
2.011% due 08/07/2033 •		$14,681	3,673

Glacier Funding CDO Ltd.
1.605% due 08/04/2035 •		6,350	945

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	320

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	2,636

Long Beach Mortgage Loan Trust
2.004% (US0001M + 0.380%) due 02/25/2036 ~		1,018	864

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	1,691

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		$24	1,799
0.000% due 04/16/2029 «(f)		7	394
0.000% due 07/16/2029 «(f)		10	728

Merrill Lynch Mortgage Investors Trust
1.944% (US0001M + 0.320%) due 04/25/2037 ~		648	386

Morgan Stanley Mortgage Loan Trust
3.336% due 11/25/2036 ^•		696	307
6.465% due 09/25/2046 ^þ		5,826	2,570

People’s Financial Realty Mortgage Securities Trust
1.784% (US0001M + 0.160%) due 09/25/2036 ~		20,131	4,591

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,689	3,295
7.238% due 09/25/2037 ^þ		5,787	2,850

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,100	562

Sherwood Funding CDO Ltd.
1.480% due 11/06/2039 •		$31,298	7,422

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	573

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		5	2,083

South Coast Funding Ltd.
2.002% (US0003M + 0.600%) due 08/10/2038 ~		20,966	2,000
2.002% due 08/10/2038 •		3,810	363

Specialty Underwriting & Residential Finance Trust
2.599% (US0001M + 0.975%) due 06/25/2036 ~		409	322

Washington Mutual Asset-Backed Certificates Trust
1.924% due 05/25/2036 •		162	132

Total Asset-Backed Securities (Cost $124,400)			59,880

SOVEREIGN ISSUES 1.6%

Argentina Government International Bond
0.500% due 07/09/2030 þ		9,677	2,040
1.000% due 07/09/2029		163	38
1.125% due 07/09/2035 þ		8,923	1,851
1.125% due 07/09/2046 þ		115	26
2.000% due 01/09/2038 þ(l)		1,326	388
2.500% due 07/09/2041 þ(l)(a)		9,486	2,466
15.500% due 10/17/2026	ARS	38,100	45
47.331% (BADLARPP) due 10/04/2022 ~		84	0

Autonomous City of Buenos Aires
52.234% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
53.715% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	47,730	$177

Ghana Government International Bond
6.375% due 02/11/2027 (l)		$600	346
7.875% due 02/11/2035 (l)		600	283
8.750% due 03/11/2061		200	95

Ivory Coast Government International Bond
6.625% due 03/22/2048	EUR	800	565

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	270,895	910

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	56
3.900% due 01/30/2033		122	129
4.000% due 01/30/2037		96	106
4.200% due 01/30/2042		119	134

Ukraine Government International Bond
4.375% due 01/27/2030		1,471	385

Venezuela Government International Bond
6.000% due 12/09/2049		$365	28
8.250% due 10/13/2024 ^(c)		34	3
9.250% due 09/15/2027 ^(c)		452	40

Total Sovereign Issues (Cost $25,188)			10,235

		SHARES
COMMON STOCKS 4.8%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (d)		754,306	807

iHeartMedia, Inc. ‘A’ (d)		178,528	1,409

iHeartMedia, Inc. ‘B’ «(d)		138,545	984

			3,200

ENERGY 0.5%

Axis Energy Services ‘A’ «(d)(j)		6,207	91

Noble Corp. (d)(j)		117,925	2,989

Valaris Ltd. (d)		2,307	98

			3,178

FINANCIALS 1.0%

Intelsat SA «(d)(j)		221,868	6,212

INDUSTRIALS 2.8%

Neiman Marcus Group Ltd. LLC «(d)(j)		90,604	15,661

Syniverse Holdings, Inc. «(d)(j)		2,183,864	2,140

Voyager Aviation Holdings LLC «(d)		1,009	0

Westmoreland Mining Holdings «(d)(j)		88,291	0

			17,801

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)		162,396	38

Total Common Stocks (Cost $36,075)			30,429

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «		23,289	111

Total Rights (Cost $0)			111

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	67

Schedule of Investments	PIMCO High Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
WARRANTS 2.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	250	$1

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	23,229	116

		117

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	1,075

INFORMATION TECHNOLOGY 1.8%

Windstream Holdings LLC - Exp. 9/21/2055 «	537,548	11,462

Total Warrants (Cost $13,446)		12,654

PREFERRED SECURITIES 18.4%

BANKING & FINANCE 7.8%

AGFC Capital Trust
2.794% (US0003M + 1.750%) due 01/15/2067 ~(l)	27,410,000	14,978

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	70,000	63

Compeer Financial ACA
4.875% due 08/15/2026 •(h)	2,100,000	1,861

Nationwide Building Society
10.250% ~	71,095	12,677

	SHARES	MARKET VALUE (000S)

OCP CLO Ltd.
0.000% due 04/26/2028 (f)	8,700	$5,850

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	14,294,300	14,587

		50,016

INDUSTRIALS 10.6%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(h)	373,000	328

Sequa Corp. (15.000% PIK)
15.000% «(b)	57,718	65,485

Voyager Aviation Holdings LLC
9.500% «	6,055	1,831

		67,644

Total Preferred Securities (Cost $90,409)		117,660

REAL ESTATE INVESTMENT TRUSTS 3.0%

REAL ESTATE 3.0%

CBL & Associates Properties, Inc.	14,084	331

Uniti Group, Inc.	261,443	2,463

VICI Properties, Inc.	550,464	16,398

Total Real Estate Investment Trusts (Cost $8,075)		19,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (k) 2.4%
			$15,357

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (f)(g)	ARS	56,900	191

U.S. TREASURY BILLS 3.5%
0.821% due 07/07/2022 - 08/09/2022 (e)(f)(l)		$22,374	22,364

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
1.089% due 08/23/2022 (f)(g)		2,000	1,996

Total Short-Term Instruments (Cost $39,983)			39,908

Total Investments in Securities (Cost $1,071,008)			917,225

Total Investments 143.2% (Cost $1,071,008)			$917,225

Financial Derivative Instruments (m)(n) 0.1% (Cost or Premiums, net $111,663)			1,347

Auction Rate Preferred Shares (9.0)%			(58,050)

Other Assets and Liabilities, net (34.3)%			(220,074)

Net Assets Applicable to Common Shareholders 100.0%			$640,448

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$91	$91	0.01%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/04/2019	2,394	2,475	0.39
Intelsat SA	06/19/2017 - 02/23/2022	15,920	6,212	0.97
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	15,661	2.45
Noble Corp.	02/05/2021 - 02/27/2021	1,838	2,989	0.47
Syniverse Holdings, Inc.	05/12/2022	2,140	2,140	0.33
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,160	0	0.00

		$ 27,461	$29,568	4.62%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$5,857	U.S. Treasury Notes 3.000% due 06/30/2024	$(5,974)	$5,857	$5,857
NOM	1.480	06/30/2022	07/01/2022	9,500	U.S. Treasury Bonds 4.375% due 05/15/2040	(9,727)	9,500	9,500

Total Repurchase Agreements						$(15,701)	$15,357	$15,357

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.880%	06/10/2022	09/12/2022			$(744)	$(744)
BPS	1.430	03/21/2022	09/22/2022			(5,473)	(5,496)
	1.600	05/11/2022	08/09/2022			(649)	(650)
	1.650	05/02/2022	08/02/2022			(8,243)	(8,265)
	1.650	06/03/2022	08/02/2022			(869)	(870)
	1.650	06/06/2022	08/02/2022			(1,951)	(1,954)
	1.690	04/18/2022	10/17/2022			(1,513)	(1,518)
	1.830	05/12/2022	08/12/2022			(1,604)	(1,609)
	1.830	06/29/2022	08/12/2022			(1,322)	(1,322)
	1.990	04/27/2022	10/27/2022			(1,242)	(1,247)
	1.990	05/02/2022	10/27/2022			(2,559)	(2,567)
	1.990	06/17/2022	10/27/2022			(3,229)	(3,232)
	2.610	06/23/2022	09/26/2022			(4,827)	(4,830)
BRC	(3.000)	02/14/2022	TBD	(3)	EUR	(2,134)	(2,219)
	(0.500)	05/23/2022	TBD	(3)		(974)	(1,020)
	(0.320)	11/05/2021	TBD	(3)		(1,024)	(1,071)
	1.950	05/13/2022	08/16/2022			$(1,441)	(1,445)
	2.000	06/17/2022	TBD	(3)		(1,832)	(1,833)
	2.070	06/17/2022	TBD	(3)		(17,122)	(17,136)
BYR	2.110	05/12/2022	09/26/2022			(11,344)	(11,366)
CDC	0.800	02/03/2022	08/05/2022			(1,003)	(1,006)
	0.800	04/14/2022	08/05/2022			(12,368)	(12,390)
	0.800	04/29/2022	08/05/2022			(2,883)	(2,887)
	1.150	03/08/2022	09/07/2022			(13,218)	(13,266)
	1.160	04/21/2022	07/22/2022			(1,780)	(1,784)
	1.230	04/14/2022	07/14/2022			(4,044)	(4,055)
	1.350	05/02/2022	08/02/2022			(3,167)	(3,174)
	1.480	05/09/2022	08/09/2022			(4,042)	(4,051)
	1.590	04/01/2022	09/30/2022			(1,605)	(1,611)
	1.740	06/07/2022	09/07/2022			(5,608)	(5,614)
	1.780	04/18/2022	10/14/2022			(3,805)	(3,819)
	1.780	07/01/2022	10/14/2022			(2,448)	(2,448)
	1.970	06/14/2022	09/14/2022			(3,898)	(3,902)
CEW	1.370	05/25/2022	TBD	(3)	GBP	(842)	(1,026)
	1.400	05/25/2022	TBD	(3)		(183)	(223)
CIB	2.500	06/16/2022	09/16/2022			$(1,787)	(1,789)
FBF	(0.850)	06/01/2022	08/30/2022		EUR	(2,627)	(2,751)
IND	1.010	03/17/2022	09/15/2022			$(1,513)	(1,518)
	1.620	05/06/2022	08/08/2022			(5,303)	(5,316)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	69

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.670%	05/06/2022	08/08/2022			$(719)	$(721)
	1.680	04/12/2022	10/11/2022			(2,757)	(2,767)
	1.770	06/09/2022	09/12/2022			(5,928)	(5,935)
	1.790	06/10/2022	09/13/2022			(2,762)	(2,765)
	2.260	06/24/2022	09/26/2022			(3,272)	(3,273)
	2.380	06/24/2022	09/26/2022			(398)	(398)
JML	(5.500)	05/19/2022	TBD	(3)	EUR	(323)	(336)
	(4.000)	06/24/2022	TBD	(3)		(779)	(815)
	(3.000)	05/19/2022	TBD	(3)		(220)	(230)
	(1.000)	02/18/2022	TBD	(3)		(706)	(737)
	(1.000)	04/29/2022	TBD	(3)		(308)	(322)
	(0.450)	06/24/2022	TBD	(3)		(8,527)	(8,935)
	(0.380)	05/10/2022	08/09/2022			(576)	(603)
	(0.350)	05/12/2022	08/10/2022			(5,755)	(6,028)
	1.150	11/05/2021	TBD	(3)	GBP	(3,261)	(3,976)
	1.500	05/18/2022	08/10/2022			$(2,875)	(2,880)
	1.500	06/27/2022	08/10/2022			(1,170)	(1,170)
	2.000	06/17/2022	07/29/2022			(1,701)	(1,703)
MEI	1.370	04/19/2022	07/20/2022			(246)	(246)
RDR	2.420	06/24/2022	09/26/2022			(2,964)	(2,966)
SOG	0.670	01/07/2022	07/06/2022			(6,384)	(6,405)
	0.670	02/07/2022	07/08/2022			(917)	(920)
	0.670	03/30/2022	07/06/2022			(1,576)	(1,579)
	0.670	04/06/2022	07/06/2022			(6,872)	(6,883)
	0.670	04/12/2022	07/08/2022			(1,513)	(1,515)
	1.290	06/03/2022	07/05/2022			(2,511)	(2,513)
	1.500	04/27/2022	08/01/2022			(2,595)	(2,602)
	1.580	05/03/2022	08/03/2022			(664)	(666)
	1.620	05/04/2022	08/04/2022			(1,764)	(1,769)
	1.720	06/16/2022	08/12/2022			(1,025)	(1,026)
	1.720	06/21/2022	08/12/2022			(829)	(830)
	2.580	07/05/2022	10/06/2022			(2,373)	(2,373)
TDM	1.740	06/17/2022	TBD	(3)		(4,708)	(4,711)
UBS	(0.190)	06/01/2022	08/30/2022		EUR	(2,671)	(2,799)
	1.350	06/29/2022	07/14/2022			(1,972)	(1,972)
	1.700	05/09/2022	08/09/2022			(996)	(998)
	1.850	06/17/2022	TBD	(3)		(14,004)	(14,014)

Total Reverse Repurchase Agreements							$(243,405)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(744)	$0	$(744)	$756	$12
BPS	0	(33,560)	0	(33,560)	37,702	4,142
BRC	0	(24,724)	0	(24,724)	27,772	3,048
BYR	0	(11,366)	0	(11,366)	13,372	2,006
CDC	0	(60,007)	0	(60,007)	63,922	3,915
CEW	0	(1,249)	0	(1,249)	1,236	(13)
CIB	0	(1,789)	0	(1,789)	2,250	461
FBF	0	(2,751)	0	(2,751)	3,095	344
FICC	5,857	0	0	5,857	(5,974)	(117)
IND	0	(22,693)	0	(22,693)	25,558	2,865
JML	0	(27,735)	0	(27,735)	31,981	4,246
MEI	0	(246)	0	(246)	261	15
NOM	9,500	0	0	9,500	(9,727)	(227)
RDR	0	(2,966)	0	(2,966)	3,099	133
SOG	0	(29,081)	0	(29,081)	29,858	777
TDM	0	(4,711)	0	(4,711)	5,083	372
UBS	0	(19,783)	0	(19,783)	23,043	3,260

Total Borrowings and Other Financing Transactions	$15,357	$(243,405)	$0

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(27,872)	$(117,921)	$(75,367)	$(221,160)
U.S. Government Agencies	0	0	(1,789)	0	(1,789)
Sovereign Issues	0	(1,703)	(666)	0	(2,369)
Preferred Securities	0	0	(13,266)	0	(13,266)

Total Borrowings	$0	$(29,575)	$(133,642)	$(75,367)	$(238,584)

Payable for reverse repurchase agreements(5)					$(238,584)

(l)	Securities with an aggregate market value of $256,412 and cash of $12,546 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(336,851) at a weighted average interest rate of 0.476%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(4,821) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	8.213%	$	2,000	$(8)	$(123)	$(131)	$0	$(1)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	900	63	(192)	(129)	0	(16)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406		5,100	(448)	(318)	(766)	0	(48)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		9,400	(1,005)	88	(917)	0	(81)

							$(1,398)	$(545)	$(1,943)	$0	$(146)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	20,700	$2,004	$1,639	$3,643	$0	$(377)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,300	335	1,705	2,040	0	(158)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		$112,200	(2,687)	(2,665)	(5,352)	629	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	7,449	11,673	0	(685)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	2,813	5,383	0	(484)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	754	378	0	(11)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	784	823	0	(29)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	41	9	0	(4)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	4,999	4,794	0	(199)
Receive	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		43,700	343	3,719	4,062	0	(248)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	2,461	2,461	0	(176)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	(1,956)	(269)	554	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	19	20	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	819	1,336	0	(54)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	18,864	19,445	0	(1,390)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	(66,750)	43,726	10,234	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	6,434	6,178	0	(564)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	12,403	12,276	0	(839)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	8,609	8,444	0	(660)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(7,628)	(5,504)	241	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		446,900	(8,681)	114,206	105,525	0	(6,909)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	569	573	0	(120)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	65	(5,415)	(5,350)	1,031	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	71

Schedule of Investments	PIMCO High Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	06/17/2030	EUR	24,100	$(1,059)	$4,643	$3,584	$0	$(406)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	326	616	0	(55)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	2,975	3,051	0	(514)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(3,986)	(2,669)	195	0

							$113,065	$107,831	$220,896	$12,884	$(13,883)

Total Swap Agreements							$111,667	$107,286	$218,953	$12,884	$(14,029)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$12,884	$12,884	$0	$0	$(14,029)	$(14,029)

Cash of $23,268 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	18,788		$23,756	$885	$0
	07/2022		$630	EUR	588	0	(14)
	07/2022		2,276	GBP	1,799	0	(86)
	07/2022		893	PEN	3,610	48	0

BPS	07/2022	GBP	375		$454	0	(2)
	07/2022		$67,688	EUR	64,355	0	(247)
	07/2022		2,625	GBP	2,134	0	(28)
	08/2022	EUR	60,005		$63,228	230	0

CBK	07/2022		742		792	15	0
	12/2022	PEN	4,729		1,219	4	0

HUS	07/2022	EUR	1,445		1,519	5	0
	07/2022	GBP	470		578	6	0
	07/2022		$676	GBP	552	0	(4)
	08/2022	CAD	343		$268	1	0

JPM	07/2022		$622	EUR	581	0	(13)

MYI	07/2022		871	GBP	721	7	0

RBC	08/2022	CAD	1,178		$910	0	(5)

SOG	07/2022	EUR	62,998		67,711	1,692	0
	07/2022		$19,557	GBP	16,069	5	0
	08/2022	GBP	16,069		$19,566	0	(5)

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	08/2022		$1,560	GBP	1,285	$5	$0

UAG	07/2022	GBP	357		$436	1	0

Total Forward Foreign Currency Contracts						$2,904	$(404)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2025	6.560%	EUR	200	$(4)	$(4)	$0	$(8)

Total Swap Agreements								$(4)	$(4)	$0	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral pledged/ (received)	Net Exposure(5)
BOA	$933	$0	$0	$933	$(100)	$0	$0	$(100)	$833	$(830)	$3
BPS	230	0	0	230	(277)	0	0	(277)	(47)	0	(47)
CBK	19	0	0	19	0	0	0	0	19	0	19
HUS	12	0	0	12	(4)	0	0	(4)	8	0	8
JPM	0	0	0	0	(13)	0	(8)	(21)	(21)	0	(21)
MYI	7	0	0	7	0	0	0	0	7	0	7
RBC	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SOG	1,697	0	0	1,697	(5)	0	0	(5)	1,692	(1,920)	(228)
TOR	5	0	0	5	0	0	0	0	5	0	5
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$2,904	$0	$0	$2,904	$(404)	$0	$(8)	$(412)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	73

Schedule of Investments	PIMCO High Income Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12,884	$12,884

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,904	$0	$2,904

	$0	$0	$0	$2,904	$12,884	$15,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$146	$0	$0	$13,883	$14,029

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$404	$0	$404
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$404	$0	$412

	$0	$154	$0	$404	$13,883	$14,441

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$999	$0	$0	$71,605	$72,604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,891	$0	$10,891
Swap Agreements	0	2	0	0	488	490

	$0	$2	$0	$10,891	$488	$11,381

	$0	$1,001	$0	$10,891	$72,093	$83,985

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,609)	$0	$0	$(70,327)	$(71,936)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,519	$0	$2,519
Swap Agreements	0	(4)	0	0	(495)	(499)

	$0	$(4)	$0	$2,519	$(495)	$2,020

	$0	$(1,613)	$0	$2,519	$(70,822)	$(69,916)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$110,882	$35,976	$146,858
Corporate Bonds & Notes
Banking & Finance	0	70,501	0	70,501
Industrials	0	181,878	34,901	216,779
Utilities	0	60,745	0	60,745
Convertible Bonds & Notes
Industrials	0	3,458	0	3,458
Municipal Bonds & Notes
District of Columbia	0	11,420	0	11,420
Illinois	0	18,980	0	18,980
Puerto Rico	0	2,720	0	2,720
Texas	0	9,499	0	9,499
Virginia	0	516	0	516
West Virginia	0	5,363	0	5,363
U.S. Government Agencies	0	7,390	8,195	15,585
Non-Agency Mortgage-Backed Securities	0	64,732	0	64,732
Asset-Backed Securities	0	54,303	5,577	59,880
Sovereign Issues	0	10,235	0	10,235
Common Stocks
Communication Services	2,216	0	984	3,200
Energy	3,087	0	91	3,178
Financials	0	0	6,212	6,212
Industrials	0	0	17,801	17,801
Materials	0	0	38	38
Rights
Financials	0	0	111	111
Warrants
Financials	0	0	117	117
Industrials	0	0	1,075	1,075
Information Technology	0	0	11,462	11,462

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Preferred Securities
Banking & Finance	$0	$50,016	$0	$50,016
Industrials	0	328	67,316	67,644
Real Estate Investment Trusts
Real Estate	19,192	0	0	19,192
Short-Term Instruments
Repurchase Agreements	0	15,357	0	15,357
Argentina Treasury Bills	0	191	0	191
U.S. Treasury Bills	0	22,364	0	22,364
U.S. Treasury Cash Management Bills	0	1,996	0	1,996

Total Investments	$24,495	$702,874	$189,856	$917,225

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	12,884	0	12,884
Over the counter	0	2,904	0	2,904

	$0	$15,788	$0	$15,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(14,029)	0	(14,029)
Over the counter	0	(412)	0	(412)

	$0	$(14,441)	$0	$(14,441)

Total Financial Derivative Instruments	$0	$1,347	$0	$1,347

Totals	$24,495	$704,221	$189,856	$918,572

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$15,719	$47,250	$(10,227)	$576	$(63)	$(13,021)	$367	$(4,625)	$35,976	$438
Corporate Bonds & Notes
Industrials	0	27,689	(181)	0	0	(2,435)	9,828	0	34,901	(2,435)
U.S. Government Agencies	8,336	0	(186)	23	63	(41)	0	0	8,195	0
Asset-Backed Securities	5,870	857	0	0	0	(1,150)	0	0	5,577	(1,150)
Common Stocks
Communication Services	3,223	0	0	0	0	(2,239)	0	0	984	(2,239)
Energy	91	0	0	0	0	0	0	0	91	0
Financials	0	15,920	0	0	0	(9,708)	0	0	6,212	(9,708)
Industrials	9,968	2,140	0	0	0	5,693	0	0	17,801	5,693
Materials(2)	1,150	0	(1,118)	0	87	(81)	0	0	38	38
Rights
Financials	0	0	0	0	0	111	0	0	111	111
Warrants
Financials	0	9,049	0	0	(57)	(8,875)	0	0	117	(8,875)
Industrials	1,131	0	0	0	0	(56)	0	0	1,075	(56)
Information Technology	11,995	0	0	0	0	(533)	0	0	11,462	(533)
Preferred Securities
Industrials	56,717	0	0	0	0	10,599	0	0	67,316	10,599

Totals	$114,200	$102,905	$(11,712)	$599	$30	$(21,736)	$10,195	$(4,625)	$189,856	$(8,117)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	75

Schedule of Investments	PIMCO High Income Fund	(Cont.)	June 30, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
						Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,459	Reference Instrument	Yield			6.366	—
	9,818	Proxy Pricing	Base Price			65.125	—
	21,699	Third Party Vendor	Broker Quote			62.500-98.875	93.186
Corporate Bonds & Notes
Industrials	25,254	Discounted Cash Flow	Discount Rate			12.080	—
	9,647	Reference Instrument	Weighted Average	BRL		42.864	—
U.S. Government Agencies	8,195	Discounted Cash Flow	Discount Rate			12.000	—
Asset-Backed Securities	2,656	Discounted Cash Flow	Discount Rate			7.500-20.000	10.197
	2,921	Proxy Pricing	Base Price			5,800.000-7,500.000	7,147.643
Common Stocks
Communication Services	984	Reference Instrument	Liquidity Discount			10.000	—
Energy	91	Other Valuation Techniques(3)	—			—	—
Financials	6,212	Indicative Market Quotation	EBITDA Multiple	X		7.000	—
Industrials	15,661	Discounted Cash Flow	Discount Rate			9.500-17.100	9.500
	2,140	Reference Instrument	Purchase Price	$		0.980	—
Materials	38	Comparable Companies	EBITDA Multiple	X		0.977	—
Rights
Financials	111	Other Valuation Techniques(3)	—			—	—
Warrants
Financials	117	Other Valuation Techniques(3)	—			—	—
Industrials	1,075	Comparable Companies	EBITDA Multiple	X		10.700/9.100	—
Information Technology	11,462	Comparable Companies/Discounted Cash Flow	EBITDA Multiple	X		3.875	—
Preferred Securities
Industrials	65,485	Comparable Companies	EBITDA Multiple	X		10.700/9.100	—
	1,831	Comparable Companies/Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/	%	0.260/21.660	—

Total	$189,856

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Strategy Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.3%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$700	$671

AmSurg Corp.
13.000% due 04/30/2028 «		9,265	8,616

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		5,138	4,852

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		6,288	6,070

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	1,191	1,158
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		$561	505

Diamond Sports Group LLC
9.181% due 05/26/2026		3,200	3,160

Encina Private Credit LLC
TBD% - 5.598% (LIBOR01M + 4.274%) due 11/30/2025 «~µ		3,945	3,848

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		738	729
8.875% due 04/30/2027		4,062	4,011

Fly Funding SARL
7.012% - 7.611% (LIBOR03M + 6.000%) due 10/08/2025 «~		170	168

Forbes Energy Services LLC (7.000% PIK)
7.000% due 09/30/2022 «(b)		193	0

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		3,428	3,387
9.590% due 10/18/2027 «	CAD	748	575

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$2,347	2,153

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		40	25

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		186	95

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~		3,474	3,211

Promotora de Informaciones SA
5.250% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	5,715	5,375
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		766	728

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$878	805
5.916% (LIBOR01M + 4.250%) due 02/12/2027 «~		1,191	1,105

Redstone Holdco 2 LP
5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,380	1,196

Rising Tide Holdings, Inc.
6.416% (LIBOR01M + 4.750%) due 06/01/2028 ~		594	521

Sasol Ltd.
0.560% - 3.663% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,078	2,058

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,800	1,787

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(b)	EUR	7,121	4,589

Syniverse Holdings, Inc.
8.286% due 05/13/2027		$6,306	5,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		$7,106	$6,348

Telemar Norte Leste SA
1.750% (LIBOR12M + 1.750%) due 02/26/2035 «~		4,415	1,523

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		2,500	1,722
7.188% (LIBOR01M + 5.500%) due 06/26/2026 «~		2,184	1,523

Univision Communications, Inc.
4.416% (LIBOR01M + 2.750%) due 03/15/2024 ~		728	716

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		2,221	1,332

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		1,356	1,275

Total Loan Participations and Assignments (Cost $94,518)			81,402

CORPORATE BONDS & NOTES 63.1%

BANKING & FINANCE 15.2%

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		135	148

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (l)		2,400	1,791

Armor Holdco, Inc.
8.500% due 11/15/2029		900	745

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	700	614
2.625% due 04/28/2025 (l)		3,774	3,514
3.625% due 09/24/2024 (l)		1,483	1,438
5.375% due 01/18/2028 •		1,211	754
8.000% due 01/22/2030 •(l)		1,441	967
8.500% due 09/10/2030 •(l)		1,138	790
10.500% due 07/23/2029 (l)		1,819	1,334

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	97

Barclays PLC
6.375% due 12/15/2025 •(h)(i)	GBP	600	674
7.125% due 06/15/2025 •(h)(i)		5,100	5,972

BOI Finance BV
7.500% due 02/16/2027	EUR	1,500	1,273

Claveau Re Ltd.
18.945% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$600	584

Cosaint Re Pte. Ltd.
10.948% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		400	393

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		200	185
7.500% due 12/11/2023 •(h)(i)		640	611
7.500% due 12/11/2023 •(h)(i)(l)		3,200	3,056

GSPA Monetization Trust
6.422% due 10/09/2029		1,295	1,289

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		469	466

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)(l)	EUR	1,200	1,247

Natwest Group PLC
8.000% due 08/10/2025 •(h)(i)		$3,000	2,976

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		714	715

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	2,850	3,348

Societe Generale SA
7.375% due 10/04/2023 •(h)(i)		$300	289

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	198	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (l)		$4,468	$3,097

VICI Properties LP
3.875% due 02/15/2029 (l)		1,800	1,552
4.500% due 01/15/2028 (l)		1,280	1,169

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		3,865	3,459

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		390	391

			45,192

INDUSTRIALS 38.0%

Altice Financing SA
5.750% due 08/15/2029 (l)		1,105	890

Arches Buyer, Inc.
4.250% due 06/01/2028 (l)		700	572

Boeing Co.
5.705% due 05/01/2040 (l)		416	389
5.805% due 05/01/2050 (l)		540	497
5.930% due 05/01/2060 (l)		500	456
6.125% due 02/15/2033 (l)		885	892

Bombardier, Inc.
7.500% due 03/15/2025 (l)		2,667	2,418

Broadcom, Inc.
3.187% due 11/15/2036 (l)		36	27
4.150% due 11/15/2030 (l)		114	105
4.926% due 05/15/2037 (l)		153	137

Carvana Co.
10.250% due 05/01/2030 (l)		1,300	1,070

CGG SA
7.750% due 04/01/2027	EUR	1,300	1,165
8.750% due 04/01/2027 (l)		$1,944	1,657

Charter Communications Operating LLC
3.700% due 04/01/2051		100	68
3.850% due 04/01/2061 (l)		200	132
3.900% due 06/01/2052 (l)		2,900	2,019
4.400% due 12/01/2061 (l)		2,600	1,875

CommScope, Inc.
8.250% due 03/01/2027 (l)		3,590	2,847

Community Health Systems, Inc.
5.250% due 05/15/2030 (l)		2,100	1,600
8.000% due 03/15/2026 (l)		906	828

Coty, Inc.
3.875% due 04/15/2026	EUR	3,300	3,068

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		$343	374

DISH DBS Corp.
5.250% due 12/01/2026 (l)		2,220	1,744
5.750% due 12/01/2028 (l)		2,670	1,982

Exela Intermediate LLC
11.500% due 07/15/2026		42	14

Fertitta Entertainment LLC
6.750% due 01/15/2030		1,100	847

Ford Motor Co.
7.700% due 05/15/2097 (l)		7,435	7,689

Fresh Market, Inc.
9.750% due 05/01/2023		3,313	3,313

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (l)		881	680

HCA, Inc.
7.500% due 11/15/2095		1,050	1,076

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		8,343	6,904

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	1,500	1,407

Las Vegas Sands Corp.
3.900% due 08/08/2029		$200	164

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	400	334

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		$800	516

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	77

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCL Corp. Ltd.
5.875% due 02/15/2027 (l)		$1,222	$1,047

New Albertsons LP
6.570% due 02/23/2028		2,800	2,747

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		5,300	4,713

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		725	794

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (f)(h)		450	2

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	1,400	1,059

Petroleos Mexicanos
4.875% due 02/21/2028		556	463
6.700% due 02/16/2032		$869	664
6.750% due 09/21/2047 (l)		5,469	3,396
6.950% due 01/28/2060		150	93
7.690% due 01/23/2050		1,160	792

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		1,063	1,069
11.500% due 06/01/2025		302	311

Sands China Ltd.
2.550% due 03/08/2027		400	292
3.100% due 03/08/2029		300	213
3.250% due 08/08/2031		200	132
5.400% due 08/08/2028 (l)		2,702	2,088

Schenck Process Holding GmbH
6.875% due 06/15/2023 (l)	EUR	200	206

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (l)		$1,557	1,462

Studio City Finance Ltd.
6.000% due 07/15/2025 (l)		1,000	635
6.500% due 01/15/2028 (l)		1,000	562

Syngenta Finance NV
5.676% due 04/24/2048 (l)		1,990	2,045

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		951	825
5.750% due 09/30/2039		5,652	5,140

Transocean Pontus Ltd.
6.125% due 08/01/2025		1,243	1,139

Transocean, Inc.
7.250% due 11/01/2025		68	50
7.500% due 01/15/2026		56	40
8.000% due 02/01/2027		66	44

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,782	673

United Airlines, Inc.
4.625% due 04/15/2029 (l)		300	256

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		2,952	2,868

Vale SA
0.000% due 12/29/2049 «~(h)	BRL	60,000	4,824

Veritas U.S., Inc.
7.500% due 09/01/2025		$557	419

Viking Cruises Ltd.
13.000% due 05/15/2025 (l)		3,217	3,301

VOC Escrow Ltd.
5.000% due 02/15/2028 (l)		1,000	805

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)		13,558	12,867

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		3,997	3,229

Wynn Macau Ltd.
5.500% due 01/15/2026 (l)		1,000	694
5.625% due 08/26/2028		500	309

ZipRecruiter, Inc.
5.000% due 01/15/2030 (l)		1,300	1,094

			113,118

UTILITIES 9.9%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		2,076	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eskom Holdings SOC Ltd.
7.125% due 02/11/2025		$1,200	$1,015

NGD Holdings BV
6.750% due 12/31/2026		188	83

Northwestern Bell Telephone
7.750% due 05/01/2030 (l)		7,000	7,640

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		149	92

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		79	76

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		3,198	800

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)		5,862	2,878

Pacific Gas & Electric Co.
3.750% due 08/15/2042		10	7
4.000% due 12/01/2046 (l)		1,004	706
4.200% due 03/01/2029 (l)		900	804
4.300% due 03/15/2045		11	8
4.450% due 04/15/2042 (l)		322	242
4.500% due 07/01/2040 (l)		939	729
4.500% due 12/15/2041		10	7
4.550% due 07/01/2030 (l)		1,877	1,669
4.600% due 06/15/2043		8	6
4.750% due 02/15/2044 (l)		2,810	2,159
4.950% due 07/01/2050 (l)		2,360	1,887

Peru LNG SRL
5.375% due 03/22/2030		4,372	3,542

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	112

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038 (l)		$230	232
4.377% due 06/01/2041 (l)		260	257
4.451% due 12/01/2049 (l)		1,300	1,313
4.674% due 12/01/2053 (l)		300	300

Rio Oil Finance Trust
9.250% due 07/06/2024		1,487	1,542

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (l)		1,082	953

			29,559

Total Corporate Bonds & Notes (Cost $222,966)			187,869

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		1,600	1,085

Total Convertible Bonds & Notes (Cost $1,600)			1,085

MUNICIPAL BONDS & NOTES 3.0%

ILLINOIS 1.6%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		4,200	4,831

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		45	47

			4,878

PUERTO RICO 0.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)		333	166
0.000% due 11/01/2051 (f)		3,400	1,466

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (f)		86	48
4.000% due 07/01/2033		67	61
4.000% due 07/01/2035		60	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2037	$51	$46
4.000% due 07/01/2041	51	44

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (f)	34	32
5.250% due 07/01/2023	74	76

		1,993

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	165	154

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	21,900	1,774

Total Municipal Bonds & Notes (Cost $8,557)		8,799

U.S. GOVERNMENT AGENCIES 2.2%

Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	1,860	215
4.000% due 11/25/2042 (a)	852	121
4.426% due 02/25/2049 •(a)	311	34
7.374% due 07/25/2029 •	570	609
11.815% due 12/25/2040 •	132	134

Freddie Mac
0.700% due 11/25/2055 ~(a)	16,343	1,387
3.000% due 11/15/2033 (a)	1,341	94
5.992% due 11/25/2055 «~	3,878	2,374
7.877% due 11/15/2040 •	119	108
9.174% due 12/25/2027 •	1,482	1,451
12.374% due 03/25/2025 •	152	153

Total U.S. Government Agencies (Cost $6,830)		6,680

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

Banc of America Funding Trust
6.000% due 08/25/2036 ^	438	407

BCAP LLC Trust
0.000% due 06/26/2036 ~	42	27
2.917% due 03/27/2036 ~	692	527
4.737% due 03/26/2037 þ	319	434

Bear Stearns ALT-A Trust
1.944% (US0001M + 0.320%) due 06/25/2046 ^~	925	813
2.954% due 11/25/2036 ^~	145	82
3.127% due 09/25/2035 ^~	124	78
3.224% due 09/25/2047 ^~	1,888	1,094

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	69	69

CD Mortgage Trust
5.688% due 10/15/2048	171	156

Chase Mortgage Finance Trust
2.954% due 12/25/2035 ^~	2	2
6.000% due 02/25/2037 ^	303	151
6.000% due 07/25/2037 ^	202	109
6.250% due 10/25/2036 ^	560	306

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	5	4

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	211	36

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	765	510
6.000% due 08/25/2037 ^~	368	238

Countrywide Alternative Loan Trust
1.974% due 05/25/2037 ^•	118	46
2.813% due 04/25/2036 ^~	213	184
5.500% due 03/25/2035	101	52
5.500% due 12/25/2035 ^	885	546
5.750% due 01/25/2035	70	67
6.000% due 02/25/2035	125	102

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^•		$131	$89
6.000% due 04/25/2037 ^		366	199
6.250% due 11/25/2036 ^		227	184
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		629	323
6.500% due 08/25/2036 ^		187	78

Countrywide Home Loan Mortgage Pass-Through Trust
2.520% due 02/20/2035 ~		2	2
5.500% due 10/25/2035 ^		171	120
6.250% due 09/25/2036 ^		159	77

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.574% (US0001M + 1.950%) due 06/25/2034 ~		2,030	1,997

Eurosail PLC
5.590% (BP0003M + 4.000%) due 06/13/2045 ~	GBP	239	267

Freddie Mac
8.726% (SOFR30A + 7.800%) due 11/25/2041 ~		$1,900	1,601

GSR Mortgage Loan Trust
6.000% due 02/25/2036 ^		1,046	531

HarborView Mortgage Loan Trust
2.315% (US0001M + 0.720%) due 01/19/2035 ~		39	36
3.217% due 07/19/2035 ^~		14	11

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,622	688

Jackson Park Trust
3.350% due 10/14/2039 ~		1,033	775

JP Morgan Alternative Loan Trust
2.831% due 03/25/2036 ^~		425	369
3.385% due 03/25/2037 ^~		391	390

JP Morgan Mortgage Trust
2.811% due 02/25/2036 ^~		94	74
2.856% due 01/25/2037 ^~		95	81

Lehman XS Trust
2.064% (US0001M + 0.440%) due 06/25/2047 ~		481	437

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~		578	337

Morgan Stanley Capital Trust
5.674% due 11/15/2034 •		1,200	1,117

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,167	755

Natixis Commercial Mortgage Securities Trust
3.575% (US0001M + 2.250%) due 11/15/2034 ~		1,065	1,009

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		374	175
6.000% due 07/25/2037 ^		619	282
6.250% due 09/25/2037 ^		1,166	554

Residential Funding Mortgage Securities, Inc. Trust
4.679% due 08/25/2036 ^~		51	46
6.000% due 09/25/2036 ^		51	43
6.000% due 06/25/2037 ^		657	574

Structured Adjustable Rate Mortgage Loan Trust
2.999% due 11/25/2036 ^~		393	347
3.167% due 01/25/2036 ^~		438	291

SunTrust Adjustable Rate Mortgage Loan Trust
2.279% due 04/25/2037 ^~		243	154
2.307% due 02/25/2037 ^~		49	43

WaMu Mortgage Pass-Through Certificates Trust
1.824% (COF 11 + 1.500%) due 12/25/2046 ~		177	172
3.125% due 02/25/2037 ^~		137	129
3.331% due 10/25/2036 ^~		213	196

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		18	16

Total Non-Agency Mortgage-Backed Securities (Cost $23,166)			20,609

ASSET-BACKED SECURITIES 8.6%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	685

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	$964

Argent Securities Trust
2.004% due 03/25/2036 •		6,099	3,550

Asset-Backed Funding Certificates Trust
1.774% due 10/25/2036 •		1,895	1,850

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	750

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$210	123

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		85,896	43

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	361
0.010% due 10/22/2031 ~		1,000	265

Citigroup Mortgage Loan Trust
1.774% due 12/25/2036 •		2,822	1,182

Dryden Senior Loan Fund
0.000% due 07/17/2031 ~		5,689	3,646

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(f)		4	240

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	80

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$2,700	949

Lehman XS Trust
6.790% due 06/24/2046 þ		378	400

Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	475
0.000% due 03/15/2030 «(f)		3	208

Merrill Lynch Mortgage Investors Trust
1.944% (US0001M + 0.320%) due 04/25/2037 ~		194	116

Morgan Stanley Mortgage Loan Trust
1.864% due 04/25/2037 •		2,601	902
6.250% due 02/25/2037 ^~		216	117

Residential Asset Mortgage Products Trust
2.184% (US0001M + 0.280%) due 09/25/2036 ~		119	112

Securitized Asset-Backed Receivables LLC Trust
1.904% due 05/25/2036 •		4,177	2,453

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(f)		1	1,134

SLM Student Loan Trust
0.000% due 01/25/2042 «(f)		2	719

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (f)		2,100	282

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(f)		846	136

South Coast Funding Ltd.
2.002% (US0003M + 0.600%) due 08/10/2038 ~		5,410	516

Symphony CLO Ltd.
5.638% due 07/14/2026 •		1,000	963

Taberna Preferred Funding Ltd.
1.743% due 08/05/2036 •		143	127
1.743% due 08/05/2036 ^•		2,679	2,384

Total Asset-Backed Securities (Cost $43,449)			25,732

SOVEREIGN ISSUES 1.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,927	406
1.000% due 07/09/2029		366	86
1.125% due 07/09/2035 þ		2,099	436
1.125% due 07/09/2046 þ		115	26
1.400% due 03/25/2023	ARS	58,227	214
2.000% due 01/09/2038 þ		$6,188	1,810
2.500% due 07/09/2041 þ		2,872	747
15.500% due 10/17/2026	ARS	26,000	31
47.331% (BADLARPP) due 10/04/2022 ~		28	0

Ghana Government International Bond
6.375% due 02/11/2027		$300	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 02/11/2035		$400	$189
8.750% due 03/11/2061		200	95

Ivory Coast Government International Bond
6.625% due 03/22/2048	EUR	400	282

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	217,314	730

Venezuela Government International Bond
6.000% due 12/09/2049		$120	9
8.250% due 10/13/2024 ^(c)		12	1
9.250% due 09/15/2027 ^(c)		151	13

Total Sovereign Issues (Cost $12,897)			5,248

		SHARES
COMMON STOCKS 4.2%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)		261,329	280

iHeartMedia, Inc. ‘A’ (d)		62,317	492

iHeartMedia, Inc. ‘B’ «(d)		48,387	343

			1,115

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(j)		1,253	19

Noble Corp. (d)(j)		10,977	277

Valaris Ltd. (d)		1,183	50

			346

FINANCIALS 1.1%

Intelsat SA «(d)(j)		113,460	3,177

INDUSTRIALS 2.6%

Neiman Marcus Group Ltd. LLC «(d)(j)		39,846	6,887

Syniverse Holdings, Inc. «(d)(j)		1,020,066	1,000

Voyager Aviation Holdings LLC «(d)		538	0

Westmoreland Mining Holdings «(d)(j)		25,438	0

			7,887

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)		55,999	13

Total Common Stocks (Cost $15,021)			12,538

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		11,974	57

Total Rights (Cost $0)			57

WARRANTS 2.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «		277	1

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «		11,872	59

			60

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		394,000	236

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	79

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 1.9%

Windstream Holdings LLC - Exp. 9/21/2055 «	272,031	$5,801

Total Warrants (Cost $4,520)		6,097

PREFERRED SECURITIES 8.3%

BANKING & FINANCE 3.1%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	35,000	32

Nationwide Building Society
10.250% ~	16,350	2,915

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	6,332,550	6,462

		9,409

INDUSTRIALS 5.2%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(h)	127,000	112

Sequa Corp. (15.000% PIK)
15.000% «(b)	12,657	14,360

Voyager Aviation Holdings LLC
9.500% «	3,228	976

		15,448

Total Preferred Securities (Cost $20,849)		24,857

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.5%

REAL ESTATE 2.5%

CBL & Associates Properties, Inc.		9,309	$219

Uniti Group, Inc.		133,286	1,255

VICI Properties, Inc.		198,309	5,908

Total Real Estate Investment Trusts (Cost $3,601)			7,382

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (k) 2.3%
			6,725

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (f)(g)	ARS	58,500	196

U.S. TREASURY BILLS 7.1%
0.716% due 07/12/2022 - 07/21/2022 (e)(f)		$21,100	21,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.8%
1.089% due 08/23/2022 (f)(g)(o)	$2,400	$2,395

Total Short-Term Instruments (Cost $30,484)		30,406

Total Investments in Securities (Cost $488,458)		418,761

Total Investments 140.6% (Cost $488,458)		$418,761

Financial Derivative Instruments (m)(n) 0.5% (Cost or Premiums, net $5,776)		1,430

Auction Rate Preferred Shares (15.2)%		(45,200)

Other Assets and Liabilities, net (25.9)%		(77,195)

Net Assets Applicable to Common Shareholders 100.0%		$297,796

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$18	$19	0.01%
Intelsat SA	06/19/2017 - 02/23/2022	7,942	3,177	1.07
Neiman Marcus Group Ltd. LLC	09/25/2020	1,306	6,887	2.31
Noble Corp.	02/05/2021 - 02/27/2021	137	277	0.09
Syniverse Holdings, Inc.	05/12/2022	1,000	1,000	0.33
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	733	0	0.00

		$11,136	$11,360	3.81%

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,125	U.S. Treasury Notes 3.000% due 06/30/2024	$(1,147)	$1,125	$1,125
JPS	1.400	06/30/2022	07/01/2022	5,600	U.S. Treasury Notes 1.375% due 11/15/2031	(5,732)	5,600	5,600

Total Repurchase Agreements						$(6,879)	$6,725	$6,725

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.880%	06/10/2022	09/12/2022			$(375)	$(376)
BPS	1.420	05/27/2022	09/23/2022			(1,049)	(1,050)
	1.430	03/22/2022	09/23/2022			(2,907)	(2,918)
	1.430	03/30/2022	09/23/2022			(772)	(775)
	1.430	06/29/2022	09/23/2022			(1,997)	(1,998)
	1.600	05/11/2022	08/09/2022			(1,918)	(1,923)
	1.830	05/12/2022	08/12/2022			(1,144)	(1,147)
	1.830	05/13/2022	08/12/2022			(2,521)	(2,527)
	1.990	04/27/2022	10/27/2022			(2,065)	(2,073)
	2.380	06/23/2022	09/26/2022			(462)	(462)
BRC	(3.000)	02/14/2022	TBD	(3)	EUR	(575)	(597)
	(1.000)	02/18/2022	TBD	(3)		(529)	(553)
	1.660	05/09/2022	07/13/2022			$(6,948)	(6,965)
	1.950	05/13/2022	08/16/2022			(5,443)	(5,458)
BYR	2.110	05/12/2022	09/26/2022			(2,130)	(2,134)
CDC	1.110	03/18/2022	09/14/2022			(1,690)	(1,696)
	1.150	03/07/2022	09/06/2022			(814)	(817)
	1.150	03/14/2022	09/07/2022			(1,739)	(1,745)
	1.350	05/02/2022	08/02/2022			(1,122)	(1,124)
	1.480	05/09/2022	08/09/2022			(1,886)	(1,890)
	1.590	04/01/2022	09/30/2022			(1,900)	(1,908)
FBF	(0.250)	06/17/2022	TBD	(3)		(870)	(870)
IND	1.120	03/17/2022	09/15/2022			(5,890)	(5,909)
	1.620	05/06/2022	08/08/2022			(6,684)	(6,700)
	1.680	04/12/2022	10/11/2022			(4,257)	(4,273)
	1.710	06/02/2022	09/02/2022			(6,747)	(6,756)
	1.770	06/09/2022	09/12/2022			(571)	(572)
	1.790	06/10/2022	09/13/2022			(933)	(934)
	2.110	05/09/2022	11/07/2022			(778)	(780)
JML	(4.000)	06/24/2022	TBD	(3)	EUR	(262)	(274)
	(0.450)	06/24/2022	TBD	(3)		(534)	(559)
	(0.430)	03/07/2022	TBD	(3)		(1,277)	(1,336)
	(0.400)	05/11/2022	08/17/2022			(1,128)	(1,181)
	(0.200)	06/07/2022	09/05/2022			(189)	(198)
MBC	(0.450)	02/11/2022	TBD	(3)		(3,362)	(3,517)
RDR	0.730	03/04/2022	09/02/2022			$(1,710)	(1,714)
	2.420	06/24/2022	09/26/2022			(1,090)	(1,091)
SOG	0.670	01/07/2022	07/06/2022			(825)	(827)
	0.670	04/06/2022	07/08/2022			(3,851)	(3,857)
	0.670	04/11/2022	07/06/2022			(837)	(838)
	0.670	04/12/2022	07/08/2022			(1,261)	(1,263)
	0.670	04/14/2022	07/06/2022			(126)	(126)
	1.430	04/19/2022	07/25/2022			(579)	(581)
	1.620	05/04/2022	08/04/2022			(4,022)	(4,033)
	1.720	06/21/2022	08/12/2022			(993)	(994)
UBS	1.850	06/17/2022	TBD	(3)		(444)	(445)

Total Reverse Repurchase Agreements							$(89,764)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	81

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(376)	$0	$(376)	$389	$13
BPS	0	(14,873)	0	(14,873)	16,683	1,810
BRC	0	(13,573)	0	(13,573)	15,168	1,595
BYR	0	(2,134)	0	(2,134)	2,357	223
CDC	0	(9,180)	0	(9,180)	9,851	671
FBF	0	(870)	0	(870)	1,070	200
FICC	1,125	0	0	1,125	(1,147)	(22)
IND	0	(25,924)	0	(25,924)	28,968	3,044
JML	0	(3,548)	0	(3,548)	3,741	193
JPS	5,600	0	0	5,600	(5,732)	(132)
MBC	0	(3,517)	0	(3,517)	3,775	258
RDR	0	(2,805)	0	(2,805)	2,871	66
SOG	0	(12,519)	0	(12,519)	13,665	1,146
UBS	0	(445)	0	(445)	567	122

Total Borrowings and Other Financing Transactions	$6,725	$(89,764)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,457)	$(58,122)	$(17,185)	$(89,764)

Total Borrowings	$0	$(14,457)	$(58,122)	$(17,185)	$(89,764)

Payable for reverse repurchase agreements					$(89,764)

(l)	Securities with an aggregate market value of $92,393 and cash of $6,712 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(135,752) at a weighted average interest rate of 0.541%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	7.828%	$	1,900	$(89)	$(1)	$(90)	$3	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	8.213		700	(3)	(43)	(46)	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	9.229		1,300	(105)	(80)	(185)	0	(1)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	200	14	(43)	(29)	0	(4)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.833		1,986	76	(398)	(322)	0	(37)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406		2,300	(201)	(144)	(345)	0	(22)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		4,200	(459)	50	(409)	0	(36)

							$(767)	$(659)	$(1,426)	$3	$(100)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	11,200	$1,086	$885	$1,971	$0	$(204)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	(3)	195	192	0	(15)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	25,500	12	295	307	0	(1)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	(3,017)	(462)	153	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,186)	(463)	75	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		4,900	0	337	337	0	(28)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		21,600	(75)	(1,209)	(1,284)	123	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		2,730	0	190	190	0	(16)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		10,900	(38)	(599)	(637)	64	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		4,500	0	295	295	0	(26)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		18,000	(68)	(902)	(970)	105	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(991)	(791)	176	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		15,100	0	1,320	1,320	0	(99)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		16,100	0	1,450	1,450	0	(105)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	(2,318)	(170)	349	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		1,400	0	206	206	0	(11)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		7,000	(19)	(889)	(908)	54	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		36,300	3,000	3,613	6,613	0	(243)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		20,100	(318)	2,495	2,177	0	(146)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	8,593	5,882	1,377	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	602	579	0	(27)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(19)	1,951	1,932	0	(67)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	1,847	1,813	0	(73)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	233	228	0	(15)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	31,539	31,591	0	(1,259)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	(123)	(26)	6	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	496	558	0	(53)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,600	326	367	693	0	(62)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	100	0	0	0	0	0

							$6,948	$45,675	$52,623	$2,482	$(2,450)

Total Swap Agreements							$6,181	$45,016	$51,197	$2,485	$(2,550)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,485	$2,485	$0	$0	$(2,550)	$(2,550)

Cash of $12,991 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	83

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	13,946		$17,633	$657	$0
	07/2022		$2,381	GBP	1,882	0	(90)
	08/2022		179	PEN	690	1	0
	02/2023	PEN	690		$176	0	(1)

BPS	07/2022		$36,816	EUR	35,003	0	(135)
	08/2022	EUR	33,420		$35,215	128	0
	08/2022		$122	MXN	2,689	10	0
	10/2022		568	PEN	2,318	32	0

CBK	07/2022	PEN	132		$34	0	(1)
	07/2022		$178	EUR	166	0	(4)
	08/2022	PEN	690		$171	0	(9)
	10/2022		1,134		287	0	(6)
	12/2022		812		209	1	0
	12/2022		$324	PEN	1,357	26	0
	03/2023	PEN	1,070		$277	3	0

DUB	08/2022		$0	RUB	1	0	0
	10/2022		1		79	0	0

GLM	10/2022		2		197	1	0

HUS	08/2022	CAD	158		$123	1	0

MYI	07/2022		$481	GBP	398	4	0

RBC	08/2022	CAD	541		$418	0	(2)

SOG	07/2022	EUR	35,169		37,800	944	0
	07/2022		$14,197	GBP	11,666	3	0
	08/2022	GBP	11,666		$14,204	0	(4)

UAG	09/2022	MXN	681		34	1	0

Total Forward Foreign Currency Contracts						$1,812	$(252)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.319%	$ 500	$(98)	$83	$0	$(15)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319	700	(139)	118	0	(21)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319	800	(166)	141	0	(25)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	6.560	EUR 100	(2)	(2)	0	(4)

Total Swap Agreements							$(405)	$340	$0	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$658	$0	$0	$658	$(91)	$0	$0	$(91)	$567	$(620)	$(53)
BPS	170	0	0	170	(135)	0	(15)	(150)	20	0	20
CBK	30	0	0	30	(20)	0	0	(20)	10	0	10
GLM	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	0	0	0	0	(21)	(21)	(21)	81	60
HUS	1	0	0	1	0	0	(25)	(25)	(24)	0	(24)
JPM	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
MYI	4	0	0	4	0	0	0	0	4	0	4
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SOG	947	0	0	947	(4)	0	0	(4)	943	(1,070)	(127)
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1,812	$0	$0	$1,812	$(252)	$0	$(65)	$(317)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

(o)

Securities with an aggregate market value of $81 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$2,482	$2,485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,812	$0	$1,812

	$0	$3	$0	$1,812	$2,482	$4,297

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$100	$0	$0	$2,450	$2,550

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$252	$0	$252
Swap Agreements	0	65	0	0	0	65

	$0	$65	$0	$252	$0	$317

	$0	$165	$0	$252	$2,450	$2,867

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$543	$0	$0	$5,859	$6,402

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,480	$0	$6,480
Swap Agreements	0	21	0	0	537	558

	$0	$21	$0	$6,480	$537	$7,038

	$0	$564	$0	$6,480	$6,396	$13,440

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	85

Schedule of Investments	PIMCO Income Strategy Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,144)	$0	$0	$(5,432)	$(6,576)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,699	$0	$1,699
Swap Agreements	0	(28)	0	0	(539)	(567)

	$0	$(28)	$0	$1,699	$(539)	$1,132

	$0	$(1,172)	$0	$1,699	$(5,971)	$(5,444)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$56,867	$24,535	$81,402
Corporate Bonds & Notes
Banking & Finance	0	45,192	0	45,192
Industrials	0	95,427	17,691	113,118
Utilities	0	29,559	0	29,559
Convertible Bonds & Notes
Industrials	0	1,085	0	1,085
Municipal Bonds & Notes
Illinois	0	4,878	0	4,878
Puerto Rico	0	1,993	0	1,993
Virginia	0	154	0	154
West Virginia	0	1,774	0	1,774
U.S. Government Agencies	0	4,306	2,374	6,680
Non-Agency Mortgage-Backed Securities	0	20,609	0	20,609
Asset-Backed Securities	0	22,820	2,912	25,732
Sovereign Issues	0	5,248	0	5,248
Common Stocks
Communication Services	772	0	343	1,115
Energy	327	0	19	346
Financials	0	0	3,177	3,177
Industrials	0	0	7,887	7,887
Materials	0	0	13	13
Rights
Financials	0	0	57	57
Warrants
Financials	0	0	60	60
Industrials	0	0	236	236
Information Technology	0	0	5,801	5,801

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Preferred Securities
Banking & Finance	$0	$9,409	$0	$9,409
Industrials	0	112	15,336	15,448
Real Estate Investment Trusts
Real Estate	7,382	0	0	7,382
Short-Term Instruments
Repurchase Agreements	0	6,725	0	6,725
Argentina Treasury Bills	0	196	0	196
U.S. Treasury Bills	0	21,090	0	21,090
U.S. Treasury Cash Management Bills	0	2,395	0	2,395

Total Investments	$8,481	$329,839	$80,441	$418,761

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,485	0	2,485
Over the counter	0	1,812	0	1,812

	$0	$4,297	$0	$4,297

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,550)	0	(2,550)
Over the counter	0	(317)	0	(317)

	$0	$(2,867)	$0	$(2,867)

Total Financial Derivative Instruments	$0	$1,430	$0	$1,430

Totals	$8,481	$331,269	$80,441	$420,191

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$16,013	$23,603	$(8,654)	$306	$14	$(7,105)	$1,691	$(1,333)	$24,535	$(232)
Corporate Bonds & Notes
Industrials	0	14,107	(90)	0	0	(1,240)	4,914	0	17,691	(1,240)
U.S. Government Agencies	2,415	0	(54)	7	18	(12)	0	0	2,374	0
Asset-Backed Securities	4,386	0	0	44	0	(1,237)	0	(281)	2,912	(1,175)
Common Stocks
Communication Services	1,126	0	0	0	0	(783)	0	0	343	(782)
Energy	19	0	0	0	0	0	0	0	19	0
Financials	0	7,942	0	0	0	(4,765)	0	0	3,177	(4,765)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Industrials	$4,384	$1,000	$0	$0	$0	$2,503	$0	$0	$7,887	$2,503
Materials(2)	396	0	(385)	0	30	(28)	0	0	13	13
Rights
Financials	0	0	0	0	0	57	0	0	57	57
Warrants
Financials	0	2,354	0	0	(86)	(2,208)	0	0	60	(2,208)
Industrials	248	0	0	0	0	(12)	0	0	236	(12)
Information Technology	6,071	0	0	0	0	(270)	0	0	5,801	(270)
Preferred Securities
Industrials	13,020	0	0	0	0	2,316	0	0	15,336	2,316

Totals	$48,078	$49,006	$(9,183)	$357	$(24)	$(12,784)	$6,605	$(1,614)	$80,441	$(5,795)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,848	Discounted Cash Flow	Discount Rate		6.215	—
	1,523	Indicative Market Quotation	Broker Quote		34.500	—
	2,058	Reference Instrument	Yield		6.366	—
	4,589	Proxy Pricing	Base Price		65.125	—
	12,517	Third Party Vendor	Broker Quote		62.500-98.875	90.310
Corporate Bonds & Notes
Industrials	12,867	Discounted Cash Flow	Discount Rate		12.080	—
	4,824	Reference Instrument	Weighted Average	BRL	42.864	—
U.S. Government Agencies	2,374	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	2,093	Discounted Cash Flow	Discount Rate		10.000-20.000	18.854
	819	Proxy Pricing	Base Price		16.120-7,500.000	6,253.463
Common Stocks
Communication Services	343	Reference Instrument	Liquidity Discount		10.000	—
Energy	19	Other Valuation Techniques(3)			—	—
Financials	3,177	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
Industrials	6,887	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
	1,000	Reference Instrument	Purchase Price	$	0.980	—
Materials	13	Comparable Companies	EBITDA Multiple	X	0.977	—
Rights
Financials	57	Other Valuation Techniques(3)			—	—
Warrants
Financials	1	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
	59	Other Valuation Techniques(3)			—	—
Industrials	236	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
Information Technology	5,801	Comparable Companies/ Discounted Cash Flow	EBITDA Multiple	X	3.875	—
Preferred Securities
Industrials	14,360	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
	976	Comparable Companies/ Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/ %	0.260/21.660	—

Total	$80,441

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	87

Schedule of Investments	PIMCO Income Strategy Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 26.4%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$862

AmSurg Corp.
13.000% due 04/30/2028 «		18,989	17,660

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~		10,389	9,811

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		11,460	11,064

Carnival Corp.
3.750% - 3.975% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,283	2,219
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		$1,112	1,001

Clear Channel Outdoor Holdings, Inc.
4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,760	3,237

Diamond Sports Group LLC
9.181% due 05/26/2026		6,100	6,024

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		1,523	1,504
8.875% due 04/30/2027		8,377	8,272

Fly Funding SARL
7.012% - 7.611% (LIBOR03M + 6.000%) due 10/08/2025 «~		341	335

Forbes Energy Services LLC (7.000% PIK)
7.000% due 09/30/2022 «(b)		315	0

Gateway Casinos & Entertainment Ltd.
9.590% (LIBOR03M + 8.000%) due 10/15/2027 ~		6,791	6,710
9.590% due 10/18/2027 «	CAD	1,482	1,139

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$4,824	4,426

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		88	55

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		794	407

McAfee LLC
5.145% due 03/01/2029		1,500	1,365

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~		6,948	6,422

Promotora de Informaciones SA
5.250% (EUR003M + 5.250%) due 12/31/2026 ~	EUR	11,126	10,465
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		1,520	1,444

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		$5,506	5,045

Redstone Holdco 2 LP
5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,759	2,391

Rising Tide Holdings, Inc.
6.416% (LIBOR01M + 4.750%) due 06/01/2028 ~		1,089	955

Sasol Ltd.
0.560% - 3.663% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,040	4,002

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	397

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR003M) due 12/29/2022 «~(b)	EUR	13,900	8,958

Syniverse Holdings, Inc.
8.286% due 05/13/2027		$12,414	10,955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~		$13,830	$12,355

Telemar Norte Leste SA
1.750% (LIBOR12M + 1.750%) due 02/26/2035 «~		8,757	3,021

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		1,900	1,308
7.188% (LIBOR01M + 5.500%) due 06/26/2026 «~		4,268	2,977

Univision Communications, Inc.
4.416% (LIBOR01M + 2.750%) due 03/15/2024 ~		1,502	1,478

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		4,649	2,789

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		2,791	2,624

Total Loan Participations and Assignments (Cost $180,374)			153,677

CORPORATE BONDS & NOTES 59.8%

BANKING & FINANCE 12.6%

Ally Financial, Inc.
8.000% due 11/01/2031 (k)		974	1,067

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029 (k)		4,800	3,582

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		1,700	1,408

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	2,800	2,457
2.625% due 04/28/2025 (k)		6,685	6,223
3.625% due 09/24/2024 (k)		1,200	1,164
5.375% due 01/18/2028 •		2,100	1,308
8.000% due 01/22/2030 •(k)		3,702	2,485
8.500% due 09/10/2030 •(k)		1,400	971
10.500% due 07/23/2029 (k)		3,977	2,916

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	800	193

Barclays PLC
7.125% due 06/15/2025 •(g)(h)	GBP	1,200	1,405
7.750% due 09/15/2023 •(g)(h)		$1,000	985
7.875% due 09/15/2022 •(g)(h)	GBP	415	504
8.000% due 06/15/2024 •(g)(h)		$400	394

BOI Finance BV
7.500% due 02/16/2027	EUR	3,000	2,547

Corsair International Ltd.
4.850% due 01/28/2027 •		1,000	989

Cosaint Re Pte. Ltd.
10.948% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	885

Credit Agricole SA
7.875% due 01/23/2024 •(g)(h)		300	297

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		200	185
7.500% due 12/11/2023 •(g)(h)(k)		7,243	6,918

GSPA Monetization Trust
6.422% due 10/09/2029		2,784	2,772

Hestia Re Ltd.
9.500% (T-BILL 3MO + 9.500%) due 04/22/2025 ~		704	699

HSBC Holdings PLC
6.000% due 09/29/2023 •(g)(h)(k)	EUR	2,070	2,151

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	2,300	2,803

Natwest Group PLC
8.000% due 08/10/2025 •(g)(h)		$5,990	5,942

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,405	1,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(g)(h)	GBP	2,025	$2,379

Societe Generale SA
7.375% due 10/04/2023 •(g)(h)(k)		$600	578

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	608	751

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		395	508

Uniti Group LP
6.000% due 01/15/2030 (k)		$8,865	6,145

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		8,297	7,426

Yosemite Re Ltd.
11.389% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		760	761

			73,204

INDUSTRIALS 36.9%

Altice Financing SA
5.750% due 08/15/2029 (k)		2,739	2,206

Arches Buyer, Inc.
4.250% due 06/01/2028 (k)		1,500	1,225

Boeing Co.
5.705% due 05/01/2040 (k)		860	804
5.805% due 05/01/2050 (k)		1,116	1,027
5.930% due 05/01/2060 (k)		1,036	946
6.125% due 02/15/2033 (k)		1,755	1,769

Bombardier, Inc.
7.500% due 03/15/2025 (k)		1,658	1,503

Broadcom, Inc.
3.187% due 11/15/2036 (k)		76	58
3.500% due 02/15/2041 (k)		2,700	2,041
3.750% due 02/15/2051 (k)		1,100	817
4.150% due 11/15/2030 (k)		236	216
4.926% due 05/15/2037 (k)		319	286

Carvana Co.
10.250% due 05/01/2030 (k)		2,500	2,058

CGG SA
7.750% due 04/01/2027	EUR	2,600	2,330
8.750% due 04/01/2027 (k)		$3,656	3,115

Charter Communications Operating LLC
3.700% due 04/01/2051 (k)		200	136
3.850% due 04/01/2061 (k)		400	264
3.900% due 06/01/2052 (k)		5,900	4,107
4.400% due 12/01/2061 (k)		5,200	3,751

CommScope, Inc.
8.250% due 03/01/2027 (k)		7,136	5,659

Community Health Systems, Inc.
5.250% due 05/15/2030 (k)		4,100	3,123
8.000% due 03/15/2026 (k)		494	451

Coty, Inc.
3.875% due 04/15/2026	EUR	4,056	3,771

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		$711	776

DISH DBS Corp.
5.250% due 12/01/2026 (k)		4,340	3,410
5.750% due 12/01/2028 (k)		5,420	4,023

Exela Intermediate LLC
11.500% due 07/15/2026		88	29

Ferroglobe PLC
9.375% due 12/31/2025 (i)		1,700	1,717

Fertitta Entertainment LLC
6.750% due 01/15/2030 (k)		2,300	1,772

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (k)		1,252	1,205
6.875% due 03/01/2026 (k)		1,000	923

FMG Resources Pty. Ltd.
6.125% due 04/15/2032 (k)		1,100	992

Ford Motor Co.
7.700% due 05/15/2097 (k)		9,770	10,104

Fresh Market, Inc.
9.750% due 05/01/2023		7,590	7,590

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Holdings LLC
6.000% due 01/15/2030 (k)		$1,745	$1,348

HCA, Inc.
7.500% due 11/15/2095 (k)		1,200	1,229

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		17,148	14,190

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	3,000	2,814

Market Bidco Finco PLC
4.750% due 11/04/2027		800	668

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (k)		$1,900	1,226

NCL Corp. Ltd.
5.875% due 02/15/2027 (k)		2,162	1,853

New Albertsons LP
6.570% due 02/23/2028		6,800	6,672

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		10,500	9,338

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		1,387	1,520

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (e)(g)		1,101	5

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,476	3,529
4.875% due 02/21/2028		318	265
5.950% due 01/28/2031 (k)		$2,567	1,885
6.700% due 02/16/2032		4,320	3,303
6.750% due 09/21/2047 (k)		4,224	2,623
6.950% due 01/28/2060		320	198
7.690% due 01/23/2050		2,320	1,585

QVC, Inc.
5.950% due 03/15/2043 (k)		2,324	1,571

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		2077	2,089
11.500% due 06/01/2025		590	608

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(c)	GBP	1,300	158

Sands China Ltd.
5.400% due 08/08/2028 (k)		$5,811	4,490

Schenck Process Holding GmbH
6.875% due 06/15/2023 (k)	EUR	400	411

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (k)		$3,142	2,950

Studio City Finance Ltd.
6.000% due 07/15/2025 (k)		2,100	1,333
6.500% due 01/15/2028 (k)		2,100	1,181

Topaz Solar Farms LLC
4.875% due 09/30/2039		1,981	1,718
5.750% due 09/30/2039 (k)		11,656	10,601

Transocean Pontus Ltd.
6.125% due 08/01/2025 (k)		2,481	2,273

Transocean, Inc.
7.250% due 11/01/2025		74	55
7.500% due 01/15/2026		69	49
8.000% due 02/01/2027		134	90

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (k)		3,544	1,338

United Group BV
4.875% due 07/01/2024 (k)	EUR	100	96

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(k)		$2,754	2,675
8.250% due 04/30/2028 (b)		2,517	2,445

Vale SA
0.000% due 12/29/2049 «~(g)	BRL	110,000	8,844

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		$1,123	845

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)		6,375	6,542

VOC Escrow Ltd.
5.000% due 02/15/2028 (k)		2,100	1,690

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)		26,911	25,539

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		$3,403	$2,749

Wynn Macau Ltd.
5.125% due 12/15/2029		200	124
5.500% due 01/15/2026 (k)		1,600	1,110
5.625% due 08/26/2028 (k)		1,000	619

ZipRecruiter, Inc.
5.000% due 01/15/2030 (k)		2,700	2,271

			214,919

UTILITIES 10.3%

DTEK Finance PLC (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		4,263	1,026

Eskom Holdings SOC Ltd.
7.125% due 02/11/2025		2,460	2,081
8.450% due 08/10/2028		220	179

Genesis Energy LP
8.000% due 01/15/2027 (k)		1,768	1,570

NGD Holdings BV
6.750% due 12/31/2026		396	176

Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	13,778

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		249	154

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		203	196

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		8,285	2,071

Oi SA (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)		11,456	5,624

Pacific Gas & Electric Co.
3.450% due 07/01/2025 (k)		228	214
3.750% due 08/15/2042		22	15
4.000% due 12/01/2046		8	6
4.200% due 03/01/2029 (k)		1,800	1,609
4.300% due 03/15/2045		27	20
4.450% due 04/15/2042 (k)		535	403
4.500% due 07/01/2040 (k)		2,873	2,231
4.500% due 12/15/2041		22	16
4.550% due 07/01/2030 (k)		3,739	3,326
4.600% due 06/15/2043		18	14
4.750% due 02/15/2044 (k)		6,295	4,836
4.950% due 07/01/2050 (k)		4,703	3,761

Peru LNG SRL
5.375% due 03/22/2030		7,070	5,727

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	112
6.750% due 06/03/2050		$1,809	1,571

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038 (k)		450	453
4.377% due 06/01/2041 (k)		500	494
4.451% due 12/01/2049 (k)		2,600	2,625
4.674% due 12/01/2053 (k)		600	601

Rio Oil Finance Trust
8.200% due 04/06/2028		224	233
9.250% due 07/06/2024		1,196	1,240
9.750% due 01/06/2027		384	410

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (k)		3,586	3,160

			59,932

Total Corporate Bonds & Notes (Cost $417,164)			348,055

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026		3,400	2,305

Total Convertible Bonds & Notes (Cost $3,400)			2,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.4%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$56	$60

OHIO 1.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	6,000	6,041

PUERTO RICO 0.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (e)	647	323
0.000% due 11/01/2051 (e)	6,600	2,846

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (e)	167	94
4.000% due 07/01/2033	130	119
4.000% due 07/01/2035	117	105
4.000% due 07/01/2037	100	89
4.000% due 07/01/2041	99	86

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (e)	67	61
5.250% due 07/01/2023	145	147

		3,870

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	350	325

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	45,700	3,702

Total Municipal Bonds & Notes (Cost $13,801)		13,998

U.S. GOVERNMENT AGENCIES 2.1%

Fannie Mae
3.500% due 02/25/2042 (a)	349	34
4.500% due 11/25/2042 (a)	1,017	134
4.626% due 01/25/2040 •(a)	161	17

Freddie Mac
0.700% due 11/25/2055 ~(a)	33,887	2,876
3.000% due 02/15/2033 (a)	916	83
3.500% due 12/15/2032 (a)	1,296	144
5.992% due 11/25/2055 «~	8,218	5,030
9.169% due 09/15/2035 •	776	708
9.174% due 12/25/2027 •	2,866	2,806
12.374% due 03/25/2025 •	380	383

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	205	26
4.000% due 10/16/2042 - 10/20/2042 (a)	176	21

Total U.S. Government Agencies (Cost $12,606)		12,262

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

Banc of America Funding Corp.
6.000% due 01/25/2037	3,164	2,782

Banc of America Funding Trust
3.461% due 01/20/2047 ^~	415	391

BCAP LLC Trust
0.000% due 06/26/2036 ~	84	54
0.000% due 05/26/2037 ~	918	363
2.972% due 08/26/2037 ~	9,003	7,247
3.071% due 08/28/2037 ~	2,302	2,277
3.396% due 07/26/2037 ~	4,527	3,990
3.438% due 09/26/2036 ~	3,473	3,365

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	89

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.737% due 03/26/2037 þ	$664	$905
5.750% due 12/26/2035 ~	1,607	1,324
6.250% due 11/26/2036	2,523	2,024

Bear Stearns ALT-A Trust
2.124% due 01/25/2036 ^•	550	743
2.811% due 11/25/2035 ~	3,794	2,935
2.954% due 11/25/2036 ^~	290	164
3.127% due 09/25/2035 ^~	259	164
3.224% due 09/25/2047 ^~	3,991	2,311

CD Mortgage Trust
5.688% due 10/15/2048	98	89

Chase Mortgage Finance Trust
2.954% due 12/25/2035 ^~	4	4
5.500% due 05/25/2036 ^	6	4

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	9	9
6.000% due 09/25/2037	322	314

Commercial Mortgage Loan Trust
6.673% due 12/10/2049 ~	485	83

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,571	1,048
6.000% due 08/25/2037 ^~	767	497

Countrywide Alternative Loan Trust
2.813% due 04/25/2036 ^~	438	380
5.500% due 03/25/2035	207	108
5.500% due 01/25/2036	296	203
5.750% due 01/25/2035	145	140
5.750% due 02/25/2035	203	157
5.750% due 12/25/2036 ^	558	269
6.000% due 02/25/2035	260	212
6.000% due 04/25/2036	368	200
6.000% due 04/25/2037 ^	1,233	659
6.250% due 11/25/2036 ^	467	379
6.250% (US0001M + 0.650%) due 12/25/2036 ^~	406	208
6.500% due 08/25/2036 ^	373	157

Countrywide Home Loan Mortgage Pass-Through Trust
2.204% due 03/25/2035 ^•	2,200	1,841
6.000% due 07/25/2037	1,150	603
6.250% due 09/25/2036 ^	327	157

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	201	157

Credit Suisse Mortgage Capital Certificates
2.935% due 10/26/2036 ~	6,540	5,674

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	100	61

First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~	158	145
2.850% due 05/25/2037 ^~	123	56

Freddie Mac
8.726% (SOFR30A + 7.800%) due 11/25/2041 ~	3,800	3,202

IndyMac IMSC Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,429	1,454

Jackson Park Trust
3.350% due 10/14/2039 ~	2,116	1,587

JP Morgan Alternative Loan Trust
2.831% due 03/25/2036 ^~	898	780
3.048% due 05/25/2036 ^~	853	557
3.385% due 03/25/2037 ^~	537	536

JP Morgan Mortgage Trust
2.811% due 02/25/2036 ^~	163	128
2.832% due 10/25/2035 ~	66	64
6.500% due 09/25/2035	49	39

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	265	242
6.500% due 09/25/2037 ^	1,751	709

Lehman XS Trust
2.064% (US0001M + 0.440%) due 06/25/2047 ~	1,017	922

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^	353	109

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~	1,127	657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
5.674% due 11/15/2034 •		$2,400	$2,235

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		7	4

Residential Accredit Loans, Inc. Trust
3.537% due 12/26/2034 ^~		518	228
6.000% due 08/25/2036 ^		166	150

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		773	362
6.000% due 07/25/2037 ^		1,315	598
6.250% due 09/25/2037 ^		2,488	1,181

Residential Funding Mortgage Securities, Inc. Trust
4.679% due 08/25/2036 ^~		88	81
4.704% due 09/25/2035 ~		446	310

Structured Adjustable Rate Mortgage Loan Trust
2.999% due 11/25/2036 ^~		1,155	1,018
3.167% due 01/25/2036 ^~		1,313	873

SunTrust Adjustable Rate Mortgage Loan Trust
2.307% due 02/25/2037 ^~		98	87

WaMu Mortgage Pass-Through Certificates Trust
3.125% due 02/25/2037 ^~		274	259
3.201% due 05/25/2037 ^~		531	495
3.331% due 10/25/2036 ^~		426	391
3.368% due 07/25/2037 ^~		461	442

Total Non-Agency Mortgage-Backed Securities (Cost $67,554)			64,553

ASSET-BACKED SECURITIES 8.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	705

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	6
0.000% due 01/20/2031 ~		4,500	1,971

Argent Securities Trust
2.004% due 03/25/2036 •		3,138	1,827

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,563

Bear Stearns Asset-Backed Securities Trust
1.764% (US0001M + 0.140%) due 10/25/2036 ^~		$2,148	3,002
6.500% due 10/25/2036 ^		337	197

Belle Haven ABS CDO Ltd.
1.212% due 07/05/2046 •		180,259	90

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	723
0.010% due 10/22/2031 ~		1,500	398

Citigroup Mortgage Loan Trust
1.774% due 12/25/2036 •		11,915	4,992
1.784% due 12/25/2036 •		1,381	796

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	932	209

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(e)		$8	480

Fremont Home Loan Trust
1.774% due 01/25/2037 •		11,873	5,661

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	160

Home Equity Mortgage Loan Asset-Backed Trust
1.784% due 07/25/2037 •		$2,464	1,487

KKR CLO Ltd.
0.000% due 10/17/2031 ~		3,000	1,919

Lehman XS Trust
6.790% due 06/24/2046 þ		637	674

Magnetite Ltd.
0.000% due 01/15/2028 ~		5,650	1,860

Marlette Funding Trust
0.000% due 09/17/2029 «(e)		7	587
0.000% due 03/15/2030 «(e)		6	430

Merrill Lynch Mortgage Investors Trust
1.944% (US0001M + 0.320%) due 04/25/2037 ~		389	232

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		431	234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(e)		$1	$1,206

SLM Student Loan Trust
0.000% due 01/25/2042 «(e)		4	1,437

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(e)		1	618
0.000% due 10/15/2048 «(e)		1	462

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (e)		4,400	590
0.000% due 07/25/2040 «(e)		21	295

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(e)		1,758	283

South Coast Funding Ltd.
2.002% (US0003M + 0.600%) due 08/10/2038 ~		11,468	1,094

Taberna Preferred Funding Ltd.
1.432% due 07/05/2035 •		1,495	1,361
1.723% due 12/05/2036 •		4,626	4,071
1.743% due 08/05/2036 •		286	254
1.743% due 08/05/2036 ^•		5,643	5,022

Total Asset-Backed Securities (Cost $81,949)			46,896

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
0.500% due 07/09/2030 þ		4,017	848
1.000% due 07/09/2029		683	161
1.125% due 07/09/2035 þ		4,041	839
1.125% due 07/09/2046 þ		115	27
1.400% due 03/25/2023	ARS	123,240	452
2.000% due 01/09/2038 þ		$11,605	3,395
2.500% due 07/09/2041 þ		5,512	1,433
15.500% due 10/17/2026	ARS	61,630	73
47.331% (BADLARPP) due 10/04/2022 ~		58	0

Ghana Government International Bond
6.375% due 02/11/2027		$500	288
7.875% due 02/11/2035		600	283
8.750% due 03/11/2061		200	95

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,500	1,135
6.625% due 03/22/2048		700	494

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	363,012	1,218

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,205	316

Venezuela Government International Bond
6.000% due 12/09/2049		$248	19
8.250% due 10/13/2024 ^(c)		28	2
9.250% due 09/15/2027 ^(c)		315	28

Total Sovereign Issues (Cost $25,861)			11,106

		SHARES
COMMON STOCKS 4.4%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)		549,096	587

iHeartMedia, Inc. ‘A’ (d)		129,909	1,025

iHeartMedia, Inc. ‘B’ «(d)		100,822	716

			2,328

ENERGY 0.1%

Axis Energy Services ‘A’ «(d)(i)		2,048	30

Noble Corp. (d)(i)		22,788	578

Valaris Ltd. (d)		2,535	107

			715

FINANCIALS 1.1%

Intelsat SA «(d)(i)		233,192	6,529

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.8%

Neiman Marcus Group Ltd. LLC «(d)(i)	82,915	$14,332

Syniverse Holdings, Inc. «(d)(i)	1,992,796	1,953

Voyager Aviation Holdings LLC «(d)	1,155	0

Westmoreland Mining Holdings «(d)(i)	53,248	0

		16,285

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)	116,123	27

Total Common Stocks (Cost $30,641)		25,884

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	24,544	117

Total Rights (Cost $0)		117

WARRANTS 2.2%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	401	1

Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	24,408	122

		123

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	819,000	490

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 2.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	565,698	$12,063

Total Warrants (Cost $10,079)		12,676

PREFERRED SECURITIES 9.3%

BANKING & FINANCE 3.8%

AGFC Capital Trust
2.794% (US0003M + 1.750%) due 01/15/2067 ~(k)	1,800,000	984

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	70,000	63

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	1,000,000	955

Nationwide Building Society
10.250% ~	35,250	6,286

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	13,300,775	13,573

		21,861

INDUSTRIALS 5.6%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(g)	268,000	236

Sequa Corp. (15.000% PIK)
15.000% «(b)	26,345	29,889

Voyager Aviation Holdings LLC
9.500% «	6,929	2,095

		32,220

Total Preferred Securities (Cost $46,131)		54,081

REAL ESTATE INVESTMENT TRUSTS 2.5%

REAL ESTATE 2.5%

CBL & Associates Properties, Inc.	6,516	153

		SHARES	MARKET VALUE (000S)

Uniti Group, Inc.		274,27$3	$2,584

VICI Properties, Inc.		398,708	11,877

Total Real Estate Investment Trusts (Cost $6,966)			14,614

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (j) 8.1%
			47,236

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (e)(f)	ARS	42,300	142

U.S. TREASURY CASH MANAGEMENT BILLS 2.2%
1.416% due 10/04/2022 (e)(f)(n)		$12,800	12,739

Total Short-Term Instruments (Cost $60,184)			60,117

Total Investments in Securities (Cost $956,710)			820,341

Total Investments 141.0% (Cost $956,710)			$820,341

Financial Derivative Instruments (l)(m) 0.4% (Cost or Premiums, net $13,745)			2,533

Auction Rate Preferred Shares (15.0)%			(87,425)

Other Assets and Liabilities, net (26.4)%			(153,494)

Net Assets Applicable to Common Shareholders 100.0%			$581,955

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	91

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Axis Energy Services ‘A’	07/01/2021	$30	$30	0.01%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/03/2019	1,678	1,717	0.29
Intelsat SA	06/19/2017 - 02/23/2022	16,395	6,529	1.12
Neiman Marcus Group Ltd. LLC	09/05/2020	2,719	14,332	2.46
Noble Corp.	02/05/2021 - 02/27/2021	285	578	0.10
Syniverse Holdings, Inc.	05/12/2022	1,953	1,953	0.34
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,534	0	0.00

		$24,594	$25,139	4.32%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$736	U.S. Treasury Notes 3.000% due 06/30/2024	$(751)	$736	$736
MBC	1.490	06/30/2022	07/01/2022	46,500	U.S. Treasury Notes 3.250% due 06/30/2027	(48,002)	46,500	46,502

Total Repurchase Agreements						$(48,753)	$47,236	$47,238

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.880%	06/10/2022	09/12/2022			$(853)	$(854)
BPS	1.250	03/18/2022	09/16/2022			(1,141)	(1,145)
	1.420	03/23/2022	09/23/2022			(1,217)	(1,222)
	1.430	04/25/2022	09/22/2022			(367)	(368)
	1.600	05/11/2022	08/09/2022			(3,809)	(3,817)
	1.650	04/12/2022	10/14/2022			(2,041)	(2,048)
	1.830	05/12/2022	08/12/2022			(5,177)	(5,190)
	1.990	04/27/2022	10/27/2022			(5,641)	(5,662)
	2.050	06/09/2022	09/08/2022			(1,706)	(1,708)
	2.380	06/23/2022	09/26/2022			(325)	(326)
	2.420	06/15/2022	09/15/2022			(15,938)	(15,955)
BRC	(3.000)	02/14/2022	TBD	(3)	EUR	(821)	(853)
	(1.000)	02/18/2022	TBD	(3)		(485)	(507)
	1.950	05/13/2022	08/16/2022			$(4,200)	(4,211)
	2.070	06/17/2022	TBD	(3)		(7,671)	(7,677)
BYR	2.110	04/13/2022	09/26/2022			(2,033)	(2,037)
	2.110	05/12/2022	09/26/2022			(6,699)	(6,712)
CDC	0.800	02/03/2022	08/05/2022			(2,446)	(2,454)
	0.800	03/30/2022	08/05/2022			(988)	(990)
	1.080	04/07/2022	07/06/2022			(886)	(888)
	1.150	03/08/2022	09/07/2022			(1,664)	(1,670)
	1.150	04/11/2022	09/07/2022			(5,431)	(5,445)
	1.350	05/02/2022	08/02/2022			(2,990)	(2,996)
	1.480	05/09/2022	08/09/2022			(1,412)	(1,415)
	1.590	06/27/2022	09/30/2022			(4,510)	(4,511)
	1.740	06/07/2022	09/07/2022			(1,842)	(1,844)
	1.750	06/10/2022	09/12/2022			(1,611)	(1,613)
FBF	(0.250)	06/17/2022	TBD	(3)		(1,673)	(1,672)
IND	1.770	06/09/2022	09/12/2022			(15,832)	(15,849)
	2.100	05/09/2022	11/07/2022			(84)	(84)
	2.110	05/09/2022	11/07/2022			(1,633)	(1,638)
	2.260	06/24/2022	09/26/2022			(5,234)	(5,237)
	2.380	06/24/2022	09/26/2022			(7,901)	(7,905)
JML	(4.000)	06/24/2022	TBD	(3)	EUR	(1,374)	(1,439)
	(1.000)	02/18/2022	TBD	(3)		(838)	(875)
	(0.450)	06/24/2022	TBD	(3)		(2,135)	(2,237)
	(0.430)	03/07/2022	TBD	(3)		(1,056)	(1,106)

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	(0.400)%	05/11/2022	08/17/2022		EUR	(1,945)	$(2,037)
	(0.200)	06/07/2022	09/05/2022			(464)	(486)
MBC	(0.450)	02/11/2022	TBD	(3)		(5,956)	(6,230)
MEI	1.370	04/19/2022	07/20/2022			$(1,392)	(1,396)
NOM	1.000	03/30/2022	07/05/2022			(3,573)	(3,582)
	2.700	06/24/2022	09/23/2022			(7,714)	(7,718)
	2.700	06/27/2022	09/23/2022			(3,277)	(3,278)
RDR	2.420	06/24/2022	09/26/2022			(1,148)	(1,149)
SGY	2.420	06/29/2022	09/15/2022			(728)	(728)
SOG	0.670	01/07/2022	07/06/2022			(450)	(451)
	0.670	01/07/2022	07/08/2022			(1,789)	(1,795)
	1.290	06/03/2022	07/05/2022			(2,538)	(2,541)
	1.500	04/27/2022	08/01/2022			(1,568)	(1,573)
	1.580	05/03/2022	08/03/2022			(2,209)	(2,215)
	1.620	05/04/2022	08/04/2022			(4,423)	(4,434)
	2.420	06/15/2022	09/15/2022			(18,308)	(18,328)
	2.420	06/30/2022	09/15/2022			(714)	(714)
	2.580	07/05/2022	10/06/2022			(2,437)	(2,437)

Total Reverse Repurchase Agreements							$(183,252)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(854)	$0	$(854)	$872	$18
BPS	0	(37,441)	0	(37,441)	41,619	4,178
BRC	0	(13,248)	0	(13,248)	14,701	1,453
BYR	0	(8,749)	0	(8,749)	10,129	1,380
CDC	0	(23,826)	0	(23,826)	26,142	2,316
FBF	0	(1,672)	0	(1,672)	2,318	646
FICC	736	0	0	736	(751)	(15)
IND	0	(30,713)	0	(30,713)	33,962	3,249
JML	0	(8,180)	0	(8,180)	8,385	205
MBC	46,502	(6,230)	0	40,272	(41,211)	(939)
MEI	0	(1,396)	0	(1,396)	1,352	(44)
NOM	0	(14,578)	0	(14,578)	16,349	1,771
RDR	0	(1,149)	0	(1,149)	1,185	36
SGY	0	(728)	0	(728)	0	(728)
SOG	0	(34,488)	0	(34,488)	37,358	2,870

Total Borrowings and Other Financing Transactions	$47,238	$(183,252)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(9,765)	$(133,622)	$(36,540)	$(179,927)
Preferred Securities	0	(888)	0	0	(888)

Total Borrowings	$0	$(10,653)	$(133,622)	$(36,540)	$(180,815)

Payable for reverse repurchase agreements(5)					$(180,815)

(k)	Securities with an aggregate market value of $191,295 and cash of $9,869 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(251,569) at a weighted average interest rate of 0.531%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	93

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,437) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	7.828%	$	5,400	$(175)	$(81)	$(256)	$8	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	8.213		1,600	(6)	(99)	(105)	0	(1)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	9.229		1,300	(38)	(147)	(185)	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.319		3,100	328	(238)	90	0	(9)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	700	49	(149)	(100)	0	(13)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.833		1,000	39	(201)	(162)	0	(19)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406		4,700	(410)	(296)	(706)	0	(44)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		8,500	(929)	100	(829)	0	(73)

							$(1,142)	$(1,111)	$(2,253)	$8	$(160)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,500	$1,310	$1,066	$2,376	$0	$(246)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		4,600	669	1,101	1,770	0	(137)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	$	150,500	73	1,740	1,813	0	(9)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(10,679)	(1,587)	526	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(2,079)	(812)	132	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	557	557	0	(46)
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		35,800	(124)	(2,003)	(2,127)	204	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	379	379	0	(31)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(75)	(1,193)	(1,268)	126	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	590	590	0	(52)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		35,800	(135)	(1,794)	(1,929)	209	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		48400	343	(1,722)	(1,379)	306	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		600	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	2,578	2,578	0	(193)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	2,927	2,927	0	(211)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	(4,931)	(256)	525	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	412	412	0	(22)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	3,782	6,922	0	(254)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	5,041	4,398	0	(294)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	20,835	14,262	3,337	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	263	253	0	(12)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	4,902	4,853	0	(170)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	4,617	4,532	0	(183)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	821	803	0	(53)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	571	804	0	(16)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	42,845	44,250	0	(2,897)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(256)	(55)	13	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	1,211	1,363	0	(130)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	902	947	1,849	0	(166)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$15,750	$72,528	$88,278	$5,378	$(5,122)

Total Swap Agreements							$14,608	$71,417	$86,025	$5,386	$(5,282)

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$5,386	$5,386	$0	$0	$(5,282)	$(5,282)

Cash of $25,005 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	18,096		$22,880	$852	$0
	07/2022		$5,276	GBP	4,171	0	(199)
	08/2022		325	PEN	1,254	2	0
	05/2023	PEN	1,254		$317	0	(3)

BPS	07/2022		$71,474	EUR	67,954	0	(262)
	07/2022		1,467	GBP	1,192	4	(20)
	08/2022	EUR	64,943		$68,431	250	0
	08/2022		$254	MXN	5,571	22	0
	10/2022		1,272	PEN	5,194	71	0

CBK	07/2022	PEN	246		$63	0	(1)
	07/2022		$354	EUR	330	0	(9)
	08/2022	PEN	1,254		$310	0	(16)
	10/2022		2,064		522	0	(11)
	11/2022		4,076		1,027	0	(25)
	12/2022		1,483		382	1	0
	12/2022		$1,311	PEN	5,499	104	0
	03/2023	PEN	1,942		$503	6	0

DUB	08/2022		$0	RUB	1	0	0
	10/2022		2		236	1	0

GLM	10/2022		6		583	3	0

HUS	07/2022	AUD	134		$93	1	0
	07/2022	EUR	829		871	3	0
	07/2022		$92	AUD	134	0	0
	08/2022	AUD	134		$92	0	0
	08/2022	CAD	313		244	1	0

RBC	08/2022		1,077		832	0	(4)

SOG	07/2022	EUR	67,152		72,175	1,804	0
	07/2022		$15,496	GBP	12,733	4	0
	08/2022	GBP	12,733		$15,503	0	(4)

UAG	09/2022	MXN	1,336		67	1	0

Total Forward Foreign Currency Contracts						$3,130	$(554)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	95

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.319%	$		1,000	$(195)	$164	$0	$(31)

BYL	Banca Monte Dei Paschi Di	5.000	Quarterly	12/20/2022	8.580		EUR	1,100	(35)	18	0	(17)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319	$		1,400	(278)	235	0	(43)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.319			1,700	(353)	301	0	(52)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	6.560		EUR	100	(2)	(2)	0	(4)

Total Swap Agreements									$(863)	$716	$0	$(147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$854	$0	$0	$854	$(202)	$0	$0	$(202)	$652	$(640)	$12
BPS	347	0	0	347	(282)	0	(31)	(313)	34	(40)	(6)
BYL	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
CBK	111	0	0	111	(62)	0	0	(62)	49	0	49
DUB	1	0	0	1	0	0	0	0	1	0	1
GLM	3	0	0	3	0	0	0	0	3	0	3
GST	0	0	0	0	0	0	(43)	(43)	(43)	113	70
HUS	5	0	0	5	0	0	(52)	(52)	(47)	0	(47)
JPM	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SOG	1,808	0	0	1,808	(4)	0	0	(4)	1,804	(2,040)	(236)
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$3,130	$0	$0	$3,130	$(554)	$0	$(147)	$(701)

(n)

Securities with an aggregate market value of $113 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$5,378	$5,386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,130	$0	$3,130

	$0	$8	$0	$3,130	$5,378	$8,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$160	$0	$0	$5,122	$5,282

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Swap Agreements	0	147	0	0	0	147

	$0	$147	$0	$554	$0	$701

	$0	$307	$0	$554	$5,122	$5,983

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,116	$0	$0	$42,571	$43,687

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,726	$0	$11,726
Swap Agreements	0	63	0	0	1,067	1,130

	$0	$63	$0	$11,726	$1,067	$12,856

	$0	$1,179	$0	$11,726	$43,638	$56,543

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,221)	$0	$0	$(44,365)	$(46,586)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,827	$0	$2,827
Swap Agreements	0	(38)	0	0	(1,072)	(1,110)

	$0	$(38)	$0	$2,827	$(1,072)	$1,717

	$0	$(2,259)	$0	$2,827	$(45,437)	$(44,869)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	97

Schedule of Investments	PIMCO Income Strategy Fund II	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$114,529	$39,148	$153,677
Corporate Bonds & Notes
Banking & Finance	0	73,204	0	73,204
Industrials	0	180,536	34,383	214,919
Utilities	0	59,932	0	59,932
Convertible Bonds & Notes
Industrials	0	2,305	0	2,305
Municipal Bonds & Notes
Illinois	0	60	0	60
Ohio	0	6,041	0	6,041
Puerto Rico	0	3,870	0	3,870
Virginia	0	325	0	325
West Virginia	0	3,702	0	3,702
U.S. Government Agencies	0	7,232	5,030	12,262
Non-Agency Mortgage-Backed Securities	0	64,553	0	64,553
Asset-Backed Securities	0	41,098	5,798	46,896
Sovereign Issues	0	11,106	0	11,106
Common Stocks
Communication Services	1,612	0	716	2,328
Energy	685	0	30	715
Financials	0	0	6,529	6,529
Industrials	0	0	16,285	16,285
Materials	0	0	27	27
Rights
Financials	0	0	117	117
Warrants
Financials	0	0	123	123
Industrials	0	0	490	490
Information Technology	0	0	12,063	12,063

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Preferred Securities
Banking & Finance	$0	$21,861	$0	$21,861
Industrials	0	236	31,984	32,220
Real Estate Investment Trusts
Real Estate	14,614	0	0	14,614
Short-Term Instruments
Repurchase Agreements	0	47,236	0	47,236
Argentina Treasury Bills	0	142	0	142
U.S. Treasury Cash Management Bills	0	12,739	0	12,739

Total Investments	$16,911	$650,707	$152,723	$820,341

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5,386	0	5,386
Over the counter	0	3,130	0	3,130

	$0	$8,516	$0	$8,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,282)	0	(5,282)
Over the counter	0	(701)	0	(701)

	$0	$(5,983)	$0	$(5,983)

Total Financial Derivative Instruments	$0	$2,533	$0	$2,533

Totals	$16,911	$653,240	$152,723	$822,874

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$20,167	$47,357	$(15,619)	$575	$21	$(13,877)	$3,313	$(2,789)	$39,148	$(744)
Corporate Bonds & Notes
Industrials	0	28,002	(166)	0	0	(2,462)	9,009	0	34,383	(2,462)
U.S. Government Agencies	5,117	0	(114)	16	38	(27)	0	0	5,030	0
Asset-Backed Securities	8,356	0	0	94	0	(2,062)	0	(590)	5,798	(1,932)
Common Stocks
Communication Services	2,346	0	0	0	0	(1,630)	0	0	716	(1,630)
Energy	30	0	0	0	0	0	0	0	30	0
Financials	0	16,395	0	0	0	(9,866)	0	0	6,529	(9,866)
Industrials	9,123	1,953	0	0	0	5,209	0	0	16,285	5,209
Materials(2)	822	0	(799)	0	62	(58)	0	0	27	27
Rights
Financials	0	0	0	0	0	117	0	0	117	117
Warrants
Financials	0	5,429	0	0	(40)	(5,266)	0	0	123	(5,266)
Industrials	516	0	0	0	0	(26)	0	0	490	(26)
Information Technology	12,624	0	0	0	0	(561)	0	0	12,063	(561)
Preferred Securities
Industrials	27,166	0	0	0	0	4,818	0	0	31,984	4,819

Totals	$86,267	$99,136	$(16,698)	$685	$81	$(25,691)	$12,322	$(3,379)	$152,723	$(12,315)

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,021	Indicative Market Quotation	Broker Quote		34.500	—
	4,002	Reference Instrument	Yield		6.366	—
	8,958	Proxy Pricing	Base Price		65.125	—
	23,167	Third Party Vendor	Broker Quote		62.500-98.875	90.179
Corporate Bonds & Notes
Industrials	25,539	Discounted Cash Flow	Discount Rate		12.080	—
	8,844	Reference Instrument	Weighted Average	BRL	42.864	—
U.S. Government Agencies	5,030	Discounted Cash Flow	Discount Rate		12.000	—
Asset-Backed Securities	4,203	Discounted Cash Flow	Discount Rate		7.500-20.000	15.719
	1,595	Proxy Pricing	Base Price		16.120-8,200.000	5,295.156
Common Stocks
Communication Services	716	Reference Instrument	Liquidity Discount		10.000	—
Energy	30	Other Valuation Techniques(3)	—		—	—
Financials	6,529	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
Industrials	14,332	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
	1,953	Reference Instrument	Purchase Price		$0.980	—
Materials	27	Comparable Companies	EBITDA Multiple	X	0.977	—
Rights
Financials	117	Other Valuation Techniques(3)	—		—	—
Warrants
Financials	1	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
	122	Other Valuation Techniques(3)	—		—	—
Industrials	490	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
Information Technology	12,063	Comparable Companies/ Discounted Cash Flow	EBITDA Multiple	X	3.875	—
Preferred Securities
Industrials	29,890	Comparable Companies	EBITDA Multiple	X	10.700/9.100	—
	2,094	Comparable Companies/ Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/%	0.260/21.660	—

Total	$152,723

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Security type updated from Financials to Materials since prior fiscal year end.
(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	99

Notes to Financial Statements

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

On March 25, 2022, the Board of Trustees (collectively, the “Board”) of the Funds approved a change of the fiscal year end of the Funds from July 31 to June 30, beginning with the current fiscal year, which now ends on June 30, 2022 (such change in year-end meets the automatic consent provisions of the Internal Revenue Service).

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign

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denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

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Notes to Financial Statements	(Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

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pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining

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Notes to Financial Statements	(Cont.)

whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Notes to Financial Statements	(Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for

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purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches,

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varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date).

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Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally,

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warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on

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such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

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Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of

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Notes to Financial Statements	(Cont.)

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

(d) Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets

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equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Asset Allocation Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk	—	—	X	—	—

Collateralized Loan Obligations Risk	X	X	—	X	X

Confidential Information Access Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

“Covenant-lite” Obligations Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Currency Risk	—	X	X	X	X

Cyber Security Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Distribution Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

Focused Investment Risk	—	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Market Discount Risk	X	X	X	X	X

Market Disruptions Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments Risk	X	X	X	X	X

Mortgage-Related Derivative Instruments Risk	—	—	X	—	—

Operational Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Platform Risk	—	—	X	—	X

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities	X	X	X	X	—

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Privacy and Data Security Risk	—	X	X	—	—

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Real Estate Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

REIT Risk	—	—	X	—	—

Regulatory Changes Risk	X	X	X	X	X

Regulatory Risk — Commodity Pool Operator	X	X	X	X	X

Regulatory Risk — London Interbank Offered Rate	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Risk Retention Investment Risk	—	—	X	—	—

Securities Lending Risk	—	X	X	—	—

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X

Short Exposure Risk	—	—	X	—	—

Smaller Company Risk	—	X	X	—	—

Sovereign Debt Risk	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”) Risk	—	—	X	—	—

Structured Investments Risk	X	X	X	X	X

Subprime Risk	X	X	X	X	X

Subsidiary Risk	—	—	X	—	—

Synthetic Convertible Securities Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk	X	X	X	X	X

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk  is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Collateralized Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans

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(“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

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Notes to Financial Statements	(Cont.)

Currency Risk  is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid.

The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of the Common Shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

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Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Discount Risk  The price of the Fund’s common shares of beneficial interest (“Common Shares”) will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value (“NAV”).

Market Disruption Risk  is the risk that investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including

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PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk  is the risk associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage-Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many

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other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk  is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — Commodity Pool Operator  The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a CPO.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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Notes to Financial Statements	(Cont.)

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Risk Retention Investment Risk  is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the

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completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Synthetic Convertible Securities Risk  is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will be satisfied in full, or that such obligations will not decrease in value or default.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk  is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

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Notes to Financial Statements	(Cont.)

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

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terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as

(i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also

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Notes to Financial Statements	(Cont.)

serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AGI U.S.”), an affiliate of PIMCO, served as investment manager.

On May 17, 2022, AGI U.S. pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or any personnel of PIMCO. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser to the Funds in the absence of SEC exemptive relief. PIMCO has received exemptive relief from the SEC to permit PIMCO to continue serving as investment adviser for U.S.-registered investment companies, including the Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2022, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$38,627	$453,094

PIMCO Corporate & Income Strategy Fund	4,888	149,101

PIMCO High Income Fund	11,125	166,056

PIMCO Income Strategy Fund	4,522	83,366

PIMCO Income Strategy Fund II	6,483	172,038

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$8,800	$3,179	$1,483,053	$1,618,886

PIMCO Corporate & Income Strategy Fund	0	0	420,640	506,933

PIMCO High Income Fund	1,615	1,616	393,294	567,676

PIMCO Income Strategy Fund	1,900	157	223,695	306,140

PIMCO Income Strategy Fund II	3,800	323	417,083	563,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

126	PIMCO CLOSED-END FUNDS

June 30, 2022

13. COMMON SHARES OFFERING

Each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”) and PIMCO Income Strategy Fund II (“PFN”) has authorized an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, each Fund had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, each Fund may offer and sell Common Shares having an aggregate offering value of up to $600,000,000, $200,000,000, $200,000,000, $200,000,000 and $250,000,000, respectively. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each Fund has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement as of the end of the periods described below, as well as number of Common Shares sold and total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PTY			PCN			PHK
	Period from August 1, 2021 to June 30, 2022	Year Ended 7/31/2021	Year Ended 7/31/2020	Period from August 1, 2021 to June 30, 2022	Year Ended 7/31/2021	Year Ended 7/31/2020	Period from August 1, 2021 to June 30, 2022	Year Ended 7/31/2021	Year Ended 7/31/2020

Common Shares registered (aggregate $)	$600,000,000	$600,000,000	$500,000,000	$200,000,000	$200,000,000	$0	$200,000,000	$0	$0

Common Shares sold	6,128,527	12,480,419	11,310,630	1,932,049	1,453,643	0	345,046	0	0

Offering proceeds (net of offering costs)	$99,829,867	$213,881,835	$198,548,214	$31,648,774	$25,572,479	$0	$1,989,722	$0	$0

	PFL			PFN
	Period from August 1, 2021 to June 30, 2022	Year Ended 7/31/2021	Year Ended 7/31/2020	Period from August 1, 2021 to June 30, 2022	Year Ended 7/31/2021	Year Ended 7/31/2020

Common Shares registered (aggregate $)	$200,000,000	$200,000,000	$100,000,000	$250,000,000	$250,000,000	$175,000,000

Common Shares sold	925,313	2,765,940	3,197,447	1,258,596	4,996,511	6,557,002

Offering proceeds (net of offering costs)	$9,700,744	$30,554,383	$35,920,234	$12,151,886	$48,806,626	$67,031,388

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

ANNUAL REPORT	|	JUNE 30, 2022	127

Notes to Financial Statements	(Cont.)

For the period ended June 30, 2022, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued Outstanding	High	Low	As of June 30, 2022
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	3.162%	0.100%	3.162%
Series T	1,596	3.162%	0.100%	3.162%
Series W	1,634	3.242%	0.120%	3.162%
Series TH	1,786	3.162%	0.100%	3.142%
Series F	1,742	3.162%	0.100%	3.162%
PIMCO Corporate & Income Strategy Fund
Series M	242	2.530%	0.080%	2.530%
Series T	180	2.530%	0.080%	2.530%
Series W	214	2.594%	0.096%	2.530%
Series TH	138	2.530%	0.080%	2.514%
Series F	167	2.530%	0.080%	2.530%
PIMCO High Income Fund
Series M	455	2.530%	0.080%	2.530%
Series T	526	2.530%	0.080%	2.530%
Series W	369	2.594%	0.096%	2.530%
Series TH	476	2.530%	0.080%	2.514%
Series F	496	2.530%	0.080%	2.530%
PIMCO Income Strategy Fund
Series T	698	2.998%	1.571%	2.998%
Series W	636	3.038%	1.569%	3.038%
Series TH	474	3.058%	1.570%	3.058%
PIMCO Income Strategy Fund II
Series M	671	2.978%	1.571%	2.978%
Series T	855	2.998%	1.571%	2.998%
Series W	627	3.038%	1.569%	3.038%
Series TH	706	3.058%	1.570%	3.058%

Series F	638	2.988%	1.571%	2.988%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.

Auction-Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name	Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund	200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund	160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN

128	PIMCO CLOSED-END FUNDS

June 30, 2022

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	200% 1.50%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	200% 1.50%	x +	LIBOR Replacement Rate(3) OR LIBOR Replacement Rate(3)	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.
(3)	LIBOR Replacement Rate means prior business day’s SOFR rate plus the spread adjustment of 0.03839%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

With respect to PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023, the Funds’ Bylaws have been amended to provide that the maximum rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The amended Bylaws took effect on January 4, 2022 (the first auction date that would utilize a Reference Rate published in 2022).

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares. Fitch Ratings published ratings criteria relating to closed-end funds on December 4, 2020, which effectively result in a rating cap of “AA” for debt and preferred stock issued by all closed-end funds and a rating cap of “A” for (i) debt and preferred shares issued by closed-end funds exposed to emerging market debt, below-investment-grade and unrated debt, structured securities and equity, (ii) and closed-end funds with material exposure to “BBB” category rated assets. The updated ratings criteria cap the credit ratings of each of the Funds’ ARPS at A, accordingly, on April 30, 2021, Fitch Ratings announced that it had downgraded to “A” from “AA” the long-term ratings assigned to each of the Funds’ ARPS. The long-term rating actions were driven by changes in the updated ratings criteria for closed-end funds rather than by any fundamental changes to the Funds’ credit profiles. With respect to PCN, the April 2021 Fitch downgrade resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 160%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. With respect to each of PFL and PFN, the April 2021 Fitch downgrade resulted in an increase in the dividend rate multiplier from 1.50 to 2.00, which could increase the dividend rate payable to ARPS holders should the maximum dividend rate be determined via the multiplier in lieu of the spread noted in the table above (the maximum dividend rate is based on the greater of a multiple of or a spread plus a reference rate) and, thereby, increase the expenses to the each applicable Fund’s Common Shareholders associated with the Fund’s leverage.

There were no tender offers for the period ended June 30, 2022, and as such, the ARPS outstanding for each Fund as of June 30, 2022 remains consistent with those amounts presented in the Funds’ Annual Report to Shareholders dated July 31, 2021.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds

ANNUAL REPORT	|	JUNE 30, 2022	129

Notes to Financial Statements	(Cont.)

have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Corporate & Income Opportunity Fund	$44,045	$0	$(225,227)	$(14,500)	$(276,792)	$0	$0	$(472,474)

PIMCO Corporate & Income Strategy Fund	9,004	0	(41,261)	(4,941)	(113,010)	0	0	(150,208)

PIMCO High Income Fund	6,665	0	(21,991)	(6,526)	(323,023)	0	0	(344,875)

PIMCO Income Strategy Fund	3,595	0	(24,411)	(2,903)	(69,153)	0	0	(92,872)

PIMCO Income Strategy Fund II	2,838	0	(59,727)	(5,694)	(138,570)	0	0	(201,153)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, partnerships and return of capital distributions from Real Estate Investment Trusts (REITs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$181,890	$94,902

PIMCO Corporate & Income Strategy Fund	69,963	43,047

PIMCO High Income Fund	174,633	148,390

PIMCO Income Strategy Fund	41,093	28,060

PIMCO Income Strategy Fund II	95,427	43,143

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Corporate & Income Opportunity Fund	$2,630,031	$315,337	$(544,429)	$(229,092)

PIMCO Corporate & Income Strategy Fund	889,401	151,561	(193,573)	(42,012)

PIMCO High Income Fund	1,161,350	286,474	(309,155)	(22,681)

PIMCO Income Strategy Fund	496,036	83,746	(108,328)	(24,582)

PIMCO Income Strategy Fund II	968,852	154,887	(214,944)	(60,057)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, grantor trusts, partnerships and return of capital distributions from Real Estate Investment Trusts (REITs).

130	PIMCO CLOSED-END FUNDS

June 30, 2022

For the fiscal years ended June 30, 2022, July 31, 2021, and July 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	Period from August 1, 2021 to June 30, 2022(8)			Year Ended July 31, 2021			Year Ended July 31, 2020

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)

PIMCO Corporate & Income Opportunity Fund	$155,692	$0	$0	$133,338	$0	$36,889	$154,886	$0	$0

PIMCO Corporate & Income Strategy Fund	52,908	0	0	54,783	0	0	56,500	0	0

PIMCO High Income Fund	71,295	0	0	57,530	0	19,329	90,357	0	4,178

PIMCO Income Strategy Fund	32,227	0	0	28,335	0	8,099	29,815	0	3,398

PIMCO Income Strategy Fund II	63,665	0	0	56,893	0	15,939	63,301	0	4,395

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Fiscal year changed from July 31st to June 30th.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2022, the following distributions were declared to common shareholders payable August 1, 2022 to shareholders of record on July 11, 2022:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

On August 1, 2022, the following distributions were declared to common shareholders payable September 1, 2022 to shareholders of record on August 11, 2022:

PIMCO Corporate & Income Opportunity Fund	$0.118800 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.081400 per common share
PIMCO Income Strategy Fund II	$0.071800 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	JUNE 30, 2022	131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations and cash flows for the period August 1, 2021 through June 30, 2022 and the year ended July 31, 2021, the statements of changes in net assets for the period August 1, 2021 through June 30, 2022 and for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations and each of their cash flows for the period August 1, 2021 through June 30, 2022 and the year ended July 31, 2021, the changes in each of their net assets for the period August 1, 2021 through June 30, 2022 and for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

132	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BOM	Bank of Montreal	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BYL	Barclays Bank PLC London Branch	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, NY

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CEW	Canadian Imperial Bank of Commerce World Markets	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble

CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

CLP	Chilean Peso	INR	Indian Rupee	ZAR	South African Rand

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR01M	1 Month USD-LIBOR	SOFR30A	30-day Secured Overnight Financing Rate Average

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR06M	6 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

COF 11	Cost of Funds - 11th District of San Francisco	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ANNUAL REPORT	|	JUNE 30, 2022	133

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Corporate & Income Opportunity Fund	0%	0%	$89,971	$0	$127,463

PIMCO Corporate & Income Strategy Fund	0%	0%	32,828	0	44,643

PIMCO High Income Fund	0%	0%	47,345	0	60,661

PIMCO Income Strategy Fund	0%	0%	16,790	0	25,932

PIMCO Income Strategy Fund II	0%	0%	32,019	0	50,092

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Corporate & Income Opportunity Fund	62%

PIMCO Corporate & Income Strategy Fund	39%

PIMCO High Income Fund	23%

PIMCO Income Strategy Fund	40%

PIMCO Income Strategy Fund II	39%

134	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.1188	$0.0000	$0.0000	$0.1188

February 2022	$0.1188	$0.0000	$0.0000	$0.1188

March 2022	$0.1188	$0.0000	$0.0000	$0.1188

April 2022	$0.1188	$0.0000	$0.0000	$0.1188

May 2022	$0.1188	$0.0000	$0.0000	$0.1188

June 2022	$0.1188	$0.0000	$0.0000	$0.1188

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.1125	$0.0000	$0.0000	$0.1125

February 2022	$0.1125	$0.0000	$0.0000	$0.1125

March 2022	$0.1125	$0.0000	$0.0000	$0.1125

April 2022	$0.1125	$0.0000	$0.0000	$0.1125

May 2022	$0.1125	$0.0000	$0.0000	$0.1125

June 2022	$0.1125	$0.0000	$0.0000	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0480	$0.0000	$0.0000	$0.0480

February 2022	$0.0480	$0.0000	$0.0000	$0.0480

March 2022	$0.0480	$0.0000	$0.0000	$0.0480

April 2022	$0.0480	$0.0000	$0.0000	$0.0480

May 2022	$0.0480	$0.0000	$0.0000	$0.0480

June 2022	$0.0480	$0.0000	$0.0000	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0773	$0.0000	$0.0041	$0.0814

February 2022	$0.0747	$0.0000	$0.0067	$0.0814

March 2022	$0.0769	$0.0000	$0.0045	$0.0814

April 2022	$0.0814	$0.0000	$0.0000	$0.0814

May 2022	$0.0685	$0.0000	$0.0129	$0.0814

June 2022	$0.0734	$0.0000	$0.0080	$0.0814

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0659	$0.0000	$0.0059	$0.0718

February 2022	$0.0677	$0.0000	$0.0041	$0.0718

March 2022	$0.0711	$0.0000	$0.0007	$0.0718

April 2022	$0.0718	$0.0000	$0.0000	$0.0718

May 2022	$0.0670	$0.0000	$0.0048	$0.0718

June 2022	$0.0633	$0.0000	$0.0085	$0.0718

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2022	135

Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 26, 2022. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2022-2023 fiscal year	76,103,714	3,289,284

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	76,103,523	3,289,475

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	76,103,512	3,289,486

Re-election of Alan Rappaport* — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	53	3,273

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. David N. Fisher and Joseph B. Kittredge, Jr. continue to serve as Trustees of the Fund.

PIMCO Corporate & Income Strategy Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze — Class I to serve until the annual meeting held during the 2023-2024 fiscal year	29,367,838	1,136,750

Re-election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	29,367,838	1,136,750

Re-election of John C. Maney† — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	29,367,838	1,136,750

Re-election of Deborah A. DeCotis* — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	3	505

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Joseph B. Kittredge, Jr., William B. Ogden, IV, Alan Rappaport and David N. Fisher continue to serve as Trustees of the Fund.

PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 28, 2022. Shareholders voted as indicated below:

PIMCO High Income Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2022-2023 fiscal year	84,910,023	4,286,271

Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	84,918,293	4,278,001

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	84,918,293	4,278,001

Re-election of Alan Rappaport* — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	905	1,357

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Joseph B. Kittredge, Jr. and David N. Fisher and continue to serve as Trustees of the Fund.

PIMCO Income Strategy Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2023-2024 fiscal year	22,205,190	879,546

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2024-2025 fiscal year	22,205,165	879,571

Re-election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2024-2025 fiscal year	22,205,165	879,571

Re-election of Deborah A. DeCotis* — Class III to serve until the annual meeting held during the 2024-2025 fiscal year	1,416	359

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. William B. Ogden, IV, Alan Rappaport and John C. Maney and continue to serve as Trustees of the Fund.

136	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Income Strategy Fund II

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze — Class III to serve until the annual meeting held during the 2022-2023 fiscal year	51,077,993	2,865,479

Re-election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	51,077,691	2,865,781

Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	51,077,691	2,865,781

Re-election of Joseph B. Kittredge, Jr.* — Class II to serve until the annual meeting held during the 2024-2025 fiscal year	2,308	1,060

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. William B. Ogden, IV, Alan Rappaport, David N. Fisher and John C. Maney and continue to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

ANNUAL REPORT	|	JUNE 30, 2022	137

Changes to Boards of Trustees	(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney to the Board as a Class I Trustee of PIMCO Corporate & Income Strategy Fund and PIMCO Income Strategy Fund and Class III Trustee of PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund and PIMCO Income Strategy Fund II.

138	PIMCO CLOSED-END FUNDS

Changes to Bylaws	(Unaudited)

Effective January 4, 2022, PIMCO Income Strategy Fund adopted amended and restated by-laws (“By-laws”) to provide that the Maximum Applicable Rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The changes to the Fund’s By-laws are in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023.

Effective January 4, 2022, PIMCO Income Strategy Fund II adopted amended and restated by-laws (“By-laws”) to provide that the Maximum Applicable Rate will be calculated using the Secured Overnight Funding Rate plus spread adjustments identified by the International Swaps and Derivatives Association, Inc., which are intended to closely approximate the applicable U.S. LIBOR rates. The changes to the Fund’s By-laws are in connection with the future cessation of various LIBOR benchmarks/tenors currently published by ICE Benchmark Administration, including the 1-week and 2-month U.S. dollar LIBOR effective after December 31, 2021, and all remaining U.S. dollar LIBOR tenors (overnight, 1-month, 3-month, 6-month and 12-month) effective after June 30, 2023.

ANNUAL REPORT	|	JUNE 30, 2022	139

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

140	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

ANNUAL REPORT	|	JUNE 30, 2022	141

Additional Information Regarding the Funds	(Unaudited)

CHANGES OCCURRING DURING THE REPORTING PERIOD

The following information in this annual report is a summary of certain changes during the period since the Fund’s last annual report to shareholders was filed. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

1.

Effective April 29, 2022, each Fund may, subject to the limitations set forth in each Fund’s prospectus, including any limit on investments in emerging market securities and instruments, invest without limit in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. Prior to April 29, 2022, each Fund had a non-fundamental investment guideline limiting the Fund’s investments in securities denominated in foreign (non-U.S.) currencies to 25% of the Fund’s total assets.

2.	On March 25, 2022, each of the Funds added the below language to its Principal Investment Strategies:

The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

The Funds do not believe that there are any material unresolved written comments, received 180 days or more before June 30, 2022 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the Investment Company Act, or their registration statements.

Portfolio Transactions

The aggregate amounts of brokerage commissions paid by the Funds during the fiscal year ended June 30, 2022 were as follows (amounts in thousands†)

Fund Name	Total Commissions Paid	Commissions Paid to Affiliated Brokers

PIMCO Corporate & Income Opportunity Fund	$217	$0

PIMCO Corporate & Income Strategy Fund	656	0

PIMCO High Income Fund	2,253	0

PIMCO Income Strategy Fund	105	0

PIMCO Income Strategy Fund II	420	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO CLOSED-END FUNDS

Principal Investment Strategies	(Unaudited)

The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of a Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.

PIMCO Corporate & Income Opportunity Fund (“PTY”)

The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above,

PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P Global Ratings (“S&P”) and Fitch, Inc. (“Fitch”) and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at

ANNUAL REPORT	|	JUNE 30, 2022	143

Principal Investment Strategies	(Cont.)

the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed

144	PIMCO CLOSED-END FUNDS

(Unaudited)

funding loans, revolving credit facilities and loan participations and assignments); covenant-lite obligations; preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

Subject to the limitations set forth in the Fund’s prospectus, including the limit on investments in emerging market securities and instruments, Fund may invest without limit in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the

ANNUAL REPORT	|	JUNE 30, 2022	145

Principal Investment Strategies	(Cont.)

investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s imposes asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary, but the Fund will not incur leverage (including Preferred Shares and other forms of leverage) in an amount exceeding 50% of its total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Corporate & Income Strategy Fund (“PCN”)

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation

146	PIMCO CLOSED-END FUNDS

(Unaudited)

among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

ANNUAL REPORT	|	JUNE 30, 2022	147

Principal Investment Strategies	(Cont.)

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); covenant-lite obligations; preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

148	PIMCO CLOSED-END FUNDS

(Unaudited)

Subject to the limitations set forth in the Fund’s prospectus, including the limit on investments in emerging market securities and instruments, the Fund may invest without limit in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest up to 15% of its total assets in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

ANNUAL REPORT	|	JUNE 30, 2022	149

Principal Investment Strategies	(Cont.)

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO High Income Fund (“PHK”)

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, which may include corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Aiming to identify securities that provide high current income and/or capital appreciation, the Fund focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors as well as other risk management techniques designed to manage default risk. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

150	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest any portion of its assets (or none) in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. If the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in, among other things, a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other

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asset-backed securities issued on a public or private basis. Corporate-income producing securities may include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls/buy backs, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); covenant-lite obligations; preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

Subject to the limitations set forth in the Fund’s prospectus, the Fund may invest in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers. The Fund may invest up to 20% of its total assets in bank loans.

152	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or credit facilities. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions to the extent that, immediately after entering into such a transaction, the Fund’s future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund’s total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.

Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or

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eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to Common Shareholders.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Income Strategy Fund (“PFL”)

The Fund seeks to achieve its objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”). The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy). For purposes of applying the foregoing policies, in the case of securities

154	PIMCO CLOSED-END FUNDS

(Unaudited)

with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred securities, commercial paper, zero-coupon and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); covenant-lite obligations; preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated

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Principal Investment Strategies	(Cont.)

price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and defaulted issuers. Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. Subject to the limitations set forth in the Fund’s prospectus, including the limit on investments in emerging market securities and instruments, the Fund may invest without limit in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would

156	PIMCO CLOSED-END FUNDS

(Unaudited)

bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Income Strategy Fund II (“PFN”)

The Fund seeks to achieve its objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things,

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market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”). The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending

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on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred securities, commercial paper, zero-coupon and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); covenant-lite obligations; preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed, distressed and defaulted issuers.

Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. Subject to the limitations set forth in the Fund’s prospectus, including the limit on investments in emerging market securities and instruments, the Fund may invest without limit in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies

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Principal Investment Strategies	(Cont.)

and government-sponsored enterprises. . The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any

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other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Unless otherwise indicated, each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the holders (“Common Shareholders”) of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

PIMCO has applied for exemptive relief from the SEC that, if granted, would permit the Fund to, among other things, co-invest with certain other persons, including certain affiliates of PIMCO and certain public or private funds managed by PIMCO and its affiliates, subject to certain terms and conditions. However, there is no assurance that such relief will be granted.

Risk of Investing in China

Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration. China has a complex territorial dispute regarding the sovereignty of Taiwan; Taiwan-based companies and individuals are significant investors in China. Potential military conflict between China and Taiwan may adversely affect securities of Chinese and Taiwan issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and

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the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Fund. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Fund.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that the Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.

The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Fund as capital may become trapped in the PRC. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs and delays to the Fund.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.

From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments and could result in increased premiums or discounts to the Fund’s NAV.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk

CBOs, CLOs and CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO, CBO and CDO trust typically has higher credit ratings and lower yields than the underlying securities. CLO, CBO and CDO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO, CBO or other CDO securities. The risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs, CBOs and CDOs may be or become illiquid. In addition to the normal risks associated with debt

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instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk

The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be

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terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

CSDR Related Risk

The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins — if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in process must be initiated to effect the settlement; (ii) cash penalties — EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations — EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA

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central counterparty. If the Fund enters into in-scope transactions, the CSDR settlement discipline regime may result in increased operational and compliance costs being borne directly or indirectly by the Fund. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund depending upon their characterization under the Fund’s Investment Management Agreement.

Currency Risk

Currency risk may be particularly high because the Fund may, at times or in general, have substantial exposure to emerging market currencies, and engage in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful.

Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in foreign currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund.

The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.

Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious

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software coding), and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk

Debt securities are generally subject to the risks described below and further herein:

Issuer risk.  The value of debt securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk.  The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk.  During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

Credit risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk.  The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Derivatives Risk

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

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securities and other traditional investments. Derivatives are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly customized derivatives), interest rate risk, market risk, credit risk, counterparty risk, tax risk, management risk, operational risk and legal risk as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty.

Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or

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performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value. For instance, on October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments that was applicable to the Fund as of the date of this report. Compliance with Rule 18f-4 is not required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default. Such investments may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Distribution Rate Risk

Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise

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revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limitation (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

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Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

The Fund may face potential risks associated with the United Kingdom’s departure from the European Union (“EU”). The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons

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Principal Risks as of June 30, 2022	(Cont.)

or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by the Fund unmarketable for an indefinite period of time. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which the Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that the Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

High Yield Securities Risk

To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest

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in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation has recently increased and it cannot be predicted whether it may decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease.

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Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)), which is calculated and published by a third-party, will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call

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features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

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Principal Risks as of June 30, 2022	(Cont.)

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund,1 the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund invests in securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

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Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

To the extent the Fund invests in loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the

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Principal Risks as of June 30, 2022	(Cont.)

Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not

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be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation, other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. As discussed more under “Interest Rate Risk,” the Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of any Fund, such as the Fund, that invests in fixed income securities to decrease.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

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Principal Risks as of June 30, 2022	(Cont.)

Mortgage-Related and Other Asset-Backed Instruments Risk

The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in the lowest tranche of or subordinate mortgage-backed and other asset-backed instruments will be subject to the greatest risks of losing part or all of their values, which could arise from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely

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affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.

Mortgage-Related Derivative Instruments Risk

The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Platform Risk

The Alt Lending ABS in which the Fund may invest are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments

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may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Fund currently expects that certain of the investments it may make in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although PIMCO may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans underlying the Alt Lending ABS owned by the Fund, which the Fund observes directly as payments are received. With respect to Alt Lending ABS that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated.

Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts. The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual

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relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment. The Fund’s investments in Alt Lending ABS may be illiquid.

Portfolio Turnover Risk

The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Additional Risks Associated with the Fund’s Preferred Shares

Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., the greater of a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the

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costs associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders. In addition, the multiple or spread used to calculate the maximum applicable rate is based in part on the credit rating assigned to the ARPS by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. The Fund’s ARPS rating has previously been downgraded and the ARPS could be subject to further ratings downgrades in the future, possibly resulting in further increases to the maximum applicable rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders. The Fund has previously been required to redeem a portion of its ARPS due to market dislocations that caused the value of the Fund’s portfolio securities and related asset coverage to decline and could be required to do so again in the future.

The Fund is also subject to certain asset coverage tests associated with the rating agencies that rate the ARPS. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem ARPS. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the ARPS, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance.

As discussed further in “Notes to Financial Statements — Auction-Rate Preferred Shares”, on December 4, 2020, Fitch published revised ratings criteria relating to closed-end fund obligations, including preferred shares, which effectively result in a rating cap of “A” for the Fund. Following the close of business on April 30, 2021, Fitch downgraded its rating of the Fund’s ARPS from “AA” to “A” pursuant to the revised ratings methodology and related new rating caps. With respect to PIMCO Corporate & Income Strategy Fund, under the Fund’s Bylaws, the April 2021 Fitch downgrade resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 160%, thereby increasing the dividend rate payable to the Fund’s ARPS holders and increasing the expenses to the Common Shareholders associated with the Fund’s leverage. With respect to each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, under each Fund’s Bylaws, the April 2021 Fitch downgrade resulted in an increase in the dividend rate multiplier from 1.50 to 2.00, which could increase the dividend rate payable to each Fund’s ARPS holders should the maximum dividend rate be determined via the multiplier in lieu of the spread noted above (the maximum dividend rate is based on the greater of a multiple of or a spread plus a reference rate) and, thereby, increase the expenses to Common Shareholders associated with the Fund’s leverage.

Privacy and Data Security Risk

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non- affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non- affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund has implemented procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund, including their custodians and the platforms acting as loan servicers for the Fund, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other

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laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests

Private Placements and Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk

To the extent that the Fund invests in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions (such as an oversupply of space or a reduction in demand for space); the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of PIMCO and its affiliates.

In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.

Ultimately, to the extent it is not possible to renew leases or re-let space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.

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Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities.

The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Regulation S Securities Risk

Regulation S securities are offered through off-shore (non-U.S.) offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than off-shore transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.

Regulatory Risk — LIBOR

The Fund’s investments (including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities), payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after

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June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

REIT Risk

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to

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repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Risk Retention Investment Risk (applicable only for PHK)

The Fund may invest in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Except as otherwise described in the principal investment strategies for the Fund, the Fund will no longer be required to engage in asset segregation or cover techniques as of August 19, 2022.

Senior Debt Risk

The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not

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invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Short Exposure Risk

The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Special Purpose Acquisition Companies (“SPACs”) Risk

The Fund may invest in securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Sovereign Debt Risk

In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative

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to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk

Loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans (including Alt Lending ABS), have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk

To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the Act and therefore would not be subject to all of the investor protections of the Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk

The Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such

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failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

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Risk Management Strategies

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

192	PIMCO CLOSED-END FUNDS

Effects of Leverage[1]	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed, among other things, to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Although reverse repurchase agreements are not senior securities under the 1940 Act, the table below assumes each Fund’s continued use of Preferred Shares and reverse repurchase agreements, as applicable, averaged over the fiscal year ended June 30, 2022 as a percentage of total average managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of June 30, 2022, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Preferred Shares as a Percentage of Total Average Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	7.82%	2.50%	5.07%	8.56%	8.54%

Estimated Annual Effective Preferred Share Dividend Rate	0.48%	0.38%	0.38%	1.74%	1.73%

Reverse Repurchase Agreements as a Percentage of Total Average Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	33.85%	35.29%	29.41%	25.71%	24.57%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	0.49%	0.47%	0.48%	0.54%	0.53%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on Reverse Repurchase Agreements	0.20%	0.18%	0.16%	0.29%	0.28%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(17.49)%	(16.36)%	(15.51)%	(15.65)%	(15.36)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.92)%	(8.32)%	(7.88)%	(8.04)%	(7.89)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.35)%	(0.28)%	(0.24)%	(0.44)%	(0.42)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	8.23%	7.75%	7.39%	7.17%	7.06%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	16.80%	15.79%	15.02%	14.77%	14.53%

ANNUAL REPORT	|	JUNE 30, 2022	193

Fundamental Investment Restrictions[1]

PIMCO Corporate & Income Opportunity Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Corporate & Income Strategy Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

194	PIMCO CLOSED-END FUNDS

(Unaudited)

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO High Income Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

ANNUAL REPORT	|	JUNE 30, 2022	195

Fundamental Investment Restrictions[1]	(Cont.)	(Unaudited)

(5)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund II

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

196	PIMCO CLOSED-END FUNDS

Management of the Funds	(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

A Fund’s Statement of Additional Information includes more information about the Trustees/Directors and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PHK and PTY and the 2024-2025 fiscal year for PCN, PFL and PFN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	29	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021- Present).

Sarah E. Cogan 1956	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PFL, PHK and PTY and the 2024-2025 fiscal year for PCN and PFN.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	29	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021- Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Trustee of each Fund since 2020, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PCN, PHK and PTY and the 2024-2025 fiscal year for PFL and PFN.	Trustee (since 2019) and Governance Committee Chair (since 2020), Vermont Law School; Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

Kathleen McCartney 1956	Trustee	Trustee since July 2022, expected to stand for election at the annual meeting of the shareholders held during the 2022-2023 fiscal year.	President, Smith College (since 2013); Director, Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); President, Five Colleges, Inc., (since 2020); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).	29	None

ANNUAL REPORT	|	JUNE 30, 2022	197

Management of the Funds	(Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCN and PFL, the 2023-2024 fiscal year for PFN and the 2024-2025 fiscal year for PHK and PTY.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	29	Trustee, Allianz Funds (2006- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021- Present).

Alan Rappaport 1953	Trustee	Trustee of PHK, PCN and PTY since 2010, Trustee of PFL since 2014 and Trustee of PFN since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCN, the 2023-2024 fiscal year for PFL and PFN and the 2024-2025 fiscal year for PHK and PTY.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	29	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee	Trustee of each Fund since 2021, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PFN, PHK and PTY and the 2023-2024 fiscal year for PCN and PFL.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Director, SBLI USA, a life insurance company (2015-2018).	29	None

Interested Trustees*

David N. Fisher** 1968	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCN, PHK and PTY, the 2023-2024 fiscal year for PFN and the 2024-2025 fiscal year for PFL.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	29	None

198	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

John C. Maney** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PFN, the 2023-2024 fiscal year for PFL and the 2024-2025 fiscal year for PCN, PHK and PTY.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	29	None

*	The Trustee is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
**	Messrs. Fisher’s and Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic[1] 1981	Vice President	Since 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee[1] 1972	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	|	JUNE 30, 2022	199

Management of the Funds	(Cont.)	(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Keith A. Werber[1] 1973	Vice President	Since June 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since March 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

200	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement	(Unaudited)

PTY, PCN, PHK, PFL, PFN

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”), and PIMCO Income Strategy Fund II (“PFN”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Agreement” and, collectively, the “Agreements”). At an in-person meeting held on June 15-16, 2022 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Agreement for an additional one-year period commencing on August 1, 2022.

In addition to the Approval Meeting, the Contracts Committee (the “Committee”) and the Performance Committee of the Board held a joint meeting on May 16, 2022 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”), market value (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, risks, and other portfolio information, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors, as of December 31, 2021. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and/or after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

In addition to approving the continuation of each Agreement at the Approval Meeting, the Board noted that it had also approved, at a separate meeting of the Board on March 24-25, 2022, an immaterial amendment to each Agreement to provide that, by investing in PIMCO Funds: Private Account Portfolio Series – PIMCO Short-Term Floating NAV Portfolio III and/or PIMCO Funds: Private Account Portfolio Series – PIMCO Short Asset Portfolio, each a series of PIMCO Funds (the “Central Funds”), 0.005% of each Fund’s management fee will be designated as compensation for the investment advisory services PIMCO provides to the Central Funds, as applicable. The Trustees considered that the Central Funds are offered as cash management vehicles available only to the Funds and other registered investment companies (or series thereof) for which PIMCO serves as investment adviser and that the Central Funds do not pay an investment advisory

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Approval of Investment Management Agreement	(Cont.)

fee to PIMCO. The Trustees considered that the fees payable by each Fund pursuant to the amendments will not increase or otherwise change, PIMCO’s level of services to the Funds under the Agreements will not be reduced in any way and that the amendments will have no effect on PIMCO’s profitability with respect to the Funds.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end funds, such as the Funds, including experience monitoring discounts and premiums and complying with New York Stock Exchange (NYSE) requirements. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of each Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on each Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under each Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to each Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of

202	PIMCO CLOSED-END FUNDS

(Unaudited)

a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include investing in non-traditional and less liquid holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and use other forms of leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by each Fund under its Agreement (because each Fund’s fees are calculated either based on net assets, including assets attributable to preferred shares outstanding, or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the

Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO comparing the recent, historical and projected costs of each Fund’s existing leverage arrangements against other available financing options, as well as information relating to PIMCO’s views regarding economic or other risks of maintaining those leverage arrangements and/or replacing them with alternate forms of financing. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for each of PTY, PCN, PHK and PFN, the contractual and actual management fee rates for the Fund under its unified fee arrangement were below the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. For PFL, the contractual management fee rate for the Fund under its unified fee arrangement was below the median contractual management fees of other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was above the median actual management fees of the other funds in its Broadridge Expense Group calculated on average net assets and below the median actual management fees of the other funds in its Broadridge Expense Group calculated on average total managed assets. In this regard, the Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

ANNUAL REPORT	|	JUNE 30, 2022	203

Approval of Investment Management Agreement	(Cont.)

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either NAV, including daily net assets attributable to outstanding preferred shares of the Fund (as in the case of PTY, PCN, and PHK), or total managed assets, including any assets attributable to any outstanding preferred shares or other forms of leverage of the Fund minus accrued liabilities other than liabilities representing leverage (as in the case of PFL and PFN), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year,

including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2021; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2021 and December 31, 2020. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings conducted by the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through follow-on offerings (including at-the-market offerings) and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are

204	PIMCO CLOSED-END FUNDS

(Unaudited)

charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PTY

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCN

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-, five- and ten-year periods ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) calculated on average total managed assets and below the median total expense ratio (including interest and borrowing expenses) calculated on average net assets of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PHK

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-, five- and ten-year periods ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PFL

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year period and second quintile performance for the five- and ten-year periods ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was

ANNUAL REPORT	|	JUNE 30, 2022	205

Approval of Investment Management Agreement	(Cont.)	(Unaudited)

below the median total expense ratio (including interest and borrowing expenses) calculated on average total managed assets and above the median total expense ratio (including interest and borrowing expenses) calculated on average net assets of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PFN

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the one-year period, second quintile performance for the three- and five-year periods and first quintile performance for the ten-year period ended December 31, 2021.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) calculated on average total managed assets and above the median total expense ratio (including interest and borrowing expenses) calculated on average net assets of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

206	PIMCO CLOSED-END FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2022	207

Investment Strategy Updates	(Unaudited)

On March 25, 2022, the Board approved the removal of the Funds’ non-fundamental investment guideline limiting each Fund’s investments in securities denominated in foreign (non-U.S.) currencies to 25% of the Fund’s total assets.

208	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

1 Columbus Circle

New York, NY 10019

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_063022

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2022	$ 78,001
	July 31, 2021	$ 68,736

(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2022	$ 54,000
	July 31, 2021	$ 54,000

(c)	Fiscal Year Ended	Tax Fees (1)
	June 30, 2022	$ —
	July 31, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2022	$ —
	July 31, 2021	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2022	July 31, 2021
PIMCO Income Strategy Fund II	$54,000	$54,000
Pacific Investment Management Company LLC (“PIMCO”)	13,128,802	15,411,504

Totals	$13,182,802	$15,465,504

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 1, 2022, the following individuals have primary responsibility for the day-to-day management of the PIMCO Income Strategy Fund II (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2022, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata[1]	20	$164,792.54	19	$41,791.98	4	$566.96
Mohit Mittal[2]	30	$108,917.49	21	$31,936.77	152	$84,624.13

1Of these Other Pooled Investment Vehicles, 5 accounts totaling $9,877.10 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2Of these Other Pooled Investment Vehicles, 2 accounts totaling $2,518.13 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 8 accounts totaling $1,689.56 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2022, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence. Key Principles on Compensation Philosophy include:

●	PIMCO’s compensation practices are designed to attract and retain high performers;

●	PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance; and

●	PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;

●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Prior to March 2020, M Options were awarded to key professionals. The M Unit program provided mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers to better align employee incentives with the Firm’s long-term results. Options awarded under the program vest over a number of years and may be converted into non-voting PIMCO equity which shares in the profit distributions of the Firm.

Eligibility to participate in the LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2022
Alfred T. Murata	None
Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s

Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Exhibit 99.CONSENT—Consent of Independent Registered Public Accounting Firm

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund II

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 1, 2022